File No. 2-72836

811-3207

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 48  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 48  [X]

(Check appropriate box or boxes.)

General Money Market Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Janette Farragher, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 X immediately upon filing pursuant to paragraph (b)

  on April 1, 2013 pursuant to paragraph (b)

  days after filing pursuant to paragraph (a)(1)

  on pursuant to paragraph (a)(1)

  days after filing pursuant to paragraph (a)(2)

  on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

General Money Market Funds

Prospectus April 1, 2013	Class A

General Money Market Fund, Inc. (GMMXX)

General Government Securities Money Market Fund (GGSXX)

General Treasury Prime Money Market Fund (GTAXX)

General Municipal Money Market Fund (GTMXX)

General California Municipal Money Market Fund (GCAXX)

General New York Municipal Money Market Fund (GNMXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

General Money Market Fund, Inc.	1
General Government Securities Money Market Fund	4
General Treasury Prime Money Market Fund	7
General Municipal Money Market Fund	10
General California Municipal Money Market Fund	13
General New York Municipal Money Market Fund	16
Fund Details

Goal and Approach	19
Investment Risks	21
Management	23
Shareholder Guide

Buying and Selling Shares	25
General Policies	27
Distributions and Taxes	28
Services for Fund Investors	28
Financial Highlights	30
For More Information

See back cover.

Fund Summary

General Money Market Fund, Inc.
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution and/or service (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.04
Total annual fund operating expenses	0.74

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches, repurchase agreements, including tri-party repurchase agreements, asset-backed securities and domestic and foreign commercial paper and other short-term corporate obligations.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

1

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U. S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2006: 1.17% Worst Quarter Q1, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.01%	0.56%	1.53%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

2

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Summary

General Government Securities Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution and/or service (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.06
Total annual fund operating expenses	.76

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

4

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.14% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.35%	1.37%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

5

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6

Fund Summary

General Treasury Prime Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution and/or service (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.03
Total annual fund operating expenses	.73

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in U.S. Treasury securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

7

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.06% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.21%	1.18%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only)
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a

8

conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9

Fund Summary

General Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.13
Total annual fund operating expenses	0.63

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

10

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.79% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.47%	1.14%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

11

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

12

Fund Summary

General California Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.13
Total annual fund operating expenses	0.63

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California state municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

13

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

14

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.80% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.39%	1.09%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

15

Fund Summary

General New York Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.19
Total annual fund operating expenses	0.69

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

16

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

17

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.78% Worst Quarter Q3, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.45%	1.09%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

18

Fund Details

General Money Market Fund, Inc.
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Government Securities Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

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In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Treasury Prime Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in U.S. Treasury securities.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General California Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in

20

high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

General New York Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

21

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Risks Applicable to General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

Risks Applicable to General Money Market Fund only:

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

Risks Applicable to Funds That May Invest in U.S. Treasury Securities and/or U.S. Government Securities:

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Risks Applicable to Funds That May Enter Into Repurchase Agreements:

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Risks Applicable to Municipal Money Market Funds:

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to

22

a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Risks Applicable to General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• State-specific risk. The fund is subject to the risk that a state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $245 billion in 171 mutual fund portfolios. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. For the past fiscal year, General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.02%, 0.09%, 0.13% and 0.08%, respectively. Dreyfus waived receipt of its management fee for General Government Securities Money Market Fund and General Treasury Prime Money Market Fund pursuant to an undertaking in effect. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2012. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $26.2 trillion in assets under custody and administration and $1.4 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

23

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Class A shares of each fund are subject to an annual shareholder services fee of up to 0.25% to reimburse the fund's distributor for shareholder account service and maintenance expenses. Class A shares of General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund are subject to an annual Rule 12b-1 fee of 0.20% of the value of the fund's average daily net assets attributable to Class A paid to the fund's distributor for distributing Class A shares, servicing shareholder accounts and advertising and marketing relating to Class A shares of the fund. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

24

Shareholder Guide

Buying and Selling Shares

Your price for Class A shares is the net asset value per share (NAV).

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses the amortized cost method of valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, liquidity, quality and diversification requirements to help maintain the $1.00 share price.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Applicable to General Money Market Fund and General Government Securities Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 5:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 5:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 3:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., or, as to General Treasury Prime Money Market Fund, 6:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.

All times are Eastern time.

How to Buy Shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. The funds offer another class of shares, which is described in a separate prospectus. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a

25

completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds of a redemption within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

26

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To sell shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may speak with a Dreyfus representative to request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000) or by Dreyfus TeleTransfer (minimum $500). There is a $100,000 per day limit on redemption requests made online through dreyfus.com or through the Dreyfus Express® automated account access system.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on automatic withdrawals.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the funds' shares could increase the relevant fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

Each fund reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

• "redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

27

Each fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, General California Municipal Money Market Fund and General New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the taxable money market funds are subject to federal income tax, and may be subject to state and local taxes (unless you are investing through a tax-advantaged retirement account).

Each municipal money market fund anticipates that virtually all dividends paid by the fund will be exempt from federal and, as to General California Municipal Money Market Fund, California, and as to General New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. With respect to General California Municipal Money Market Fund and General New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

28

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS (inside the U.S. only). Certain requests require the services of a representative.

Dreyfus Advisor Services

For investors with a minimum of $100,000 or more in investable assets, Dreyfus Advisor Services is a personalized asset management service. We welcome the opportunity to discuss what we can do, specifically for you. For more information, contact an advisor at 1-800-896-2645.

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs and Education Savings Accounts. Here's where you call for information:

• For traditional, rollover and Roth IRAs and Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

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Financial Highlights

These financial highlights describe the performance of the fund's Class A shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Year Ended November 30,
General Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.003	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.003)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.03	.03	.33	2.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.75	.75	.77	.76
Ratio of net expenses to average net assets	.26	.22	.30	.60	.76
Ratio of net investment income to average net assets	.01	.03	.03	.31	2.66
Net Assets, end of period ($ x 1,000)	1,763,266	1,824,285	1,693,043	1,683,536	1,312,626

aAmount represents less than $.001 per share.

Year Ended November 30,
General Government Securities Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.020
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.04	2.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.79	.82	.81	.81
Ratio of net expenses to average net assets	.15	.12	.25	.52	.81
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.04	1.84
Net Assets, end of period ($ x 1,000)	177,485	207,382	71,370	95,080	121,137

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

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Financial Highlights (cont'd)

Year Ended November 30,
General Treasury Prime Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.013
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	1.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.77	.75	.78	.79
Ratio of net expenses to average net assets	.07	.07	.14	.36	.77
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.55
Net Assets, end of period ($ x 1,000)	321,947	260,651	48,945	52,156	78,293

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.004	.022
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.004)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.37	2.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.63	.61	.62	.59
Ratio of net expenses to average net assets	.22	.27	.37	.59	.58
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.37	2.12
Net Assets, end of period ($ x 1,000)	75,520	56,850	64,035	138,454	151,633

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

31

Financial Highlights (cont'd)

Year Ended November 30,
General California Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.002	.019
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.002)	(.019)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.24	1.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.62	.59	.62	.58
Ratio of net expenses to average net assets	.26	.36	.41	.58	.57
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.27	1.84
Net Assets, end of period ($ x 1,000)	244,282	245,710	448,248	538,776	901,709

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General New York Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.004	.021
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.004)	(.021)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.37	2.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.67	.67	.66	.61
Ratio of net expenses to average net assets	.27	.33	.38	.63	.60
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.37	2.01
Net Assets, end of period ($ x 1,000)	137,073	168,990	189,737	290,576	370,719

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

32

NOTES

33

For More Information

General Money Market Fund, Inc. SEC file number: 811-3207	General California Municipal Money Market Fund SEC file number: 811-4871

General Government Securities Money Market Fund General Treasury Prime Money Market Fund each a series of General Government Securities Money Market Funds, Inc. SEC file number: 811-3456	General New York Municipal Money Market Fund SEC file number: 811-4870 General Municipal Money Market Fund a series of General Municipal Money Market Funds, Inc. SEC file number: 811-3481

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2013 MBSC Securities Corporation GEN-P0413A

General Money Market Funds

Prospectus April 1, 2013	Class B

General Money Market Fund, Inc. (GMBXX)

General Government Securities Money Market Fund (GSBXX)

General Treasury Prime Money Market Fund (GTBXX)

General Municipal Money Market Fund (GBMXX)

General California Municipal Money Market Fund (GENXX)

General New York Municipal Money Market Fund (GNYXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

General Money Market Fund, Inc.	1
General Government Securities Money Market Fund	4
General Treasury Prime Money Market Fund	7
General Municipal Money Market Fund	9
General California Municipal Money Market Fund	12
General New York Municipal Money Market Fund	15
Fund Details

Goal and Approach	18
Investment Risks	20
Management	22
Shareholder Guide

Buying and Selling Shares	24
General Policies	26
Distributions and Taxes	27
Services for Fund Investors	27
Financial Highlights	29
For More Information

See back cover.

Fund Summary

General Money Market Fund, Inc.
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.33
Total annual fund operating expenses	1.03

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches, repurchase agreements, including tri-party repurchase agreements, asset-backed securities and domestic and foreign commercial paper and other short-term corporate obligations.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

1

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U. S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2006: 1.11% Worst Quarter Q1, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.01%	0.49%	1.38%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

2

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Summary

General Government Securities Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.33
Total annual fund operating expenses	1.03

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

4

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.08% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.30%	1.25%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

5

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6

Fund Summary

General Treasury Prime Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.33
Total annual fund operating expenses	1.03

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in U.S. Treasury securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

7

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.01% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.17%	1.07%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

Fund Summary

General Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.35
Total annual fund operating expenses	1.05

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

9

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q2, 2007: 0.70% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.33%	0.88%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

10

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11

Fund Summary

General California Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.38
Total annual fund operating expenses	1.08

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California state municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objectives. In addition, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

12

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

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Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.69% Worst Quarter Q4, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.27%	0.85%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

General New York Municipal Money Market Fund
Investment Objective

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.39
Total annual fund operating expenses	1.09

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

15

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

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Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q2, 2007: 0.70% Worst Quarter Q3, 2012: 0.00%

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.32%	0.88%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

General Money Market Fund, Inc.
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Government Securities Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

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In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Treasury Prime Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in U.S. Treasury securities.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General California Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in

19

high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

General New York Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal, New York state and New York City income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York City income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York City income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. During such periods, the fund may not achieve its investment objective.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

20

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Risks Applicable to General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

Risks Applicable to General Money Market Fund only:

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

Risks Applicable to Funds That May Invest in U.S. Treasury Securities and/or U.S. Government Securities:

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Risks Applicable to Funds That May Enter Into Repurchase Agreements:

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Risks Applicable to Municipal Money Market Funds:

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to

21

a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Risks Applicable to General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• State-specific risk. The fund is subject to the risk that a state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $245 billion in 171 mutual fund portfolios. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. For the past fiscal year, General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.02%, 0.09%, 0.13% and 0.08%, respectively. Dreyfus waived receipt of its management fee for General Government Securities Money Market Fund and General Treasury Prime Money Market Fund pursuant to an undertaking in effect. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2012.

Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $26.2 trillion in assets under custody and administration and $1.4 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

22

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Class B shares are subject to an annual shareholder services fee of 0.25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares are subject to an annual Rule 12b-1 fee of up to 0.20% of the value of the fund's average daily net assets attributable to Class B paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Buying and Selling Shares

Your price for Class B shares is the net asset value per share (NAV).

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses the amortized cost method of valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, liquidity, quality and diversification requirements to help maintain the $1.00 share price.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Applicable to General Money Market Fund and General Government Securities Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 5:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 5:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 3:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., or, as to General Treasury Prime Money Market Fund, 6:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.

All times are Eastern time.

How to Buy Shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. The funds offer another class of shares, which is described in a separate prospectus. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a

24

completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds of a redemption within a week.

Before selling or writing a check  against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services

P.O. Box 9879

Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

25

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To sell shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may speak with a Dreyfus representative to request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000) or by Dreyfus TeleTransfer (minimum $500). There is a $100,000 per day limit on redemption requests made online through dreyfus.com or through the Dreyfus Express® automated account access system.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on automatic withdrawals.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the funds' shares could increase the relevant fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

Each fund reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

26

• "redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Each fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, General California Municipal Money Market Fund and General New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the taxable money market funds are subject to federal income tax, and may be subject to state and local taxes (unless you are investing through a tax-advantaged retirement account).

Each municipal money market fund anticipates that virtually all dividends paid by the fund will be exempt from federal and, as to General California Municipal Money Market Fund, California, and as to General New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. With respect to General California Municipal Money Market Fund and General New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

27

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS (inside the U.S. only). Certain requests require the services of a representative.

Dreyfus Advisor Services

For investors with a minimum of $100,000 or more in investable assets, Dreyfus Advisor Services is a personalized asset management service. We welcome the opportunity to discuss what we can do, specifically for you. For more information, contact an advisor at 1-800-896-2645.

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs and Education Savings Accounts. Here's where you call for information:

• For traditional, rollover and Roth IRAs and Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

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Financial Highlights

These financial highlights describe the performance of the fund's Class B shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Year Ended November 30,
General Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.001	.002	.024
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.001)	(.002)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.05	.05	.23	2.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.04	1.06	1.04
Ratio of net expenses to average net assets	.26	.20	.28	.72	1.03
Ratio of net investment income to average net assets	.01	.05	.05	.22	2.43
Net Assets, end of period ($ x 1,000)	12,416,095	11,943,925	10,916,611	11,314,733	9,865,033

aAmount represents less than $.001 per share.

Year Ended November 30,
General Government Securities Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.018
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.01	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.04	1.05	1.04
Ratio of net expenses to average net assets	.15	.14	.25	.56	1.02
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.01	1.67
Net Assets, end of period ($ x 1,000)	1,524,184	1,565,127	1,486,561	1,701,151	2,172,308

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

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Financial Highlights (cont'd)

Year Ended November 30,
General Treasury Prime Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.010
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	1.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.04	1.05	1.07
Ratio of net expenses to average net assets	.07	.07	.14	.33	.96
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.52
Net Assets, end of period ($ x 1,000)	2,467,862	2,405,125	1,322,034	1,552,954	2,151,350

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.001	.018
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.001)	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.07	1.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.05	1.08	1.05
Ratio of net expenses to average net assets	.22	.27	.37	.90	.99
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.08	1.77
Net Assets, end of period ($ x 1,000)	786,097	650,946	614,467	661,738	773,940

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

30

Financial Highlights (cont'd)

Year Ended November 30,
General California Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.015
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.03	1.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.07	1.06	1.08	1.05
Ratio of net expenses to average net assets	.27	.35	.40	.79	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.03	1.49
Net Assets, end of period ($ x 1,000)	48,219	56,385	58,781	71,843	82,638

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General New York Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.001	.017
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.001)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.09	1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.08	1.07	1.10	1.06
Ratio of net expenses to average net assets	.28	.32	.38	.92	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.08	1.65
Net Assets, end of period ($ x 1,000)	137,194	128,409	114,600	159,710	222,877

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

31

NOTES

32

NOTES

33

For More Information

General Money Market Fund, Inc. SEC file number: 811-3207	General California Municipal Money Market Fund SEC file number: 811-4871

General Government Securities Money Market Fund General Treasury Prime Money Market Fund each a series of General Government Securities Money Market Funds, Inc. SEC file number: 811-3456	General New York Municipal Money Market Fund SEC file number: 811-4870 General Municipal Money Market Fund a series of General Municipal Money Market Funds, Inc. SEC file number: 811-3481

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2013 MBSC Securities Corporation GEN-P0413B

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012, as revised or amended, July 1, 2012, September 1, 2012, March 1, 2013 and April 1, 2013

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Appreciation Fund, Inc.	DAF	DGAGX	December 31st	May 1st
Dreyfus BASIC Money Market Fund, Inc.	DBMMF	DBAXX	February 28th/29th	July 1st
Dreyfus Municipal Bond Opportunity Fund	DMBOF	Class A/PTEBX	April 30th	September 1st
Class C/DMBCX
Class Z/DMBZX
Dreyfus New York AMT-Free Municipal Bond Fund	DNYAFMBF	Class A/PSNYX	November 30th	April 1st
Class C/PNYCX
Class I/DNYIX
Dreyfus Premier Worldwide Growth Fund, Inc.	DPWGF
Dreyfus Worldwide Growth Fund	DWGF	Class A/PGROX	October 31st	March 1st
Class C/PGRCX
Class I/DPWRX
Dreyfus State Municipal Bond Funds	DSMBF
Dreyfus Connecticut Fund	DCTF	Class A/PSCTX	April 30th	September 1st
Class C/PMCCX
Class I/DTCIX
Class Z/DPMZX
Dreyfus Maryland Fund	DMDF	Class A/PSMDX	April 30th	September 1st
Class C/PMDCX
Dreyfus Massachusetts Fund	DMAF	Class A/PSMAX	April 30th	September 1st
Class C/PCMAX
Class Z/PMAZX
Dreyfus Minnesota Fund	DMNF	Class A/PSMNX	April 30th	September 1st
Class C/PMNCX
Dreyfus Ohio Fund	DOHF	Class A/PSOHX	April 30th	September 1st
Class C/POHCX
Dreyfus Pennsylvania Fund	DPAF	Class A/PTPAX	April 30th	September 1st
Class C/PPACX
Class Z/DPENX

GRP4-SAI-413

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date

General California Municipal Money Market Fund	GCMMMF	Class A/GCAXX	November 30th	April 1st
Class B/GENXX

General Government Securities Money Market Funds, Inc.	GGSMMFI

General Government Securities Money Market Fund	GGSMMF	Class A/GGSXX	November 30th	April 1st
Class B/GSBXX
General Treasury Prime Money Market Fund	GTPMMF	Class A/GTAXX	November 30th	April 1st
Class B/GTBXX
General Money Market Fund, Inc.	GMMF	Class A/GMMXX	November 30th	April 1st
Class B/GMBXX

General Municipal Money Market Funds, Inc.	GMMMFI		November 30th	April 1st

General Municipal Money Market Fund	GMMMF	Class A/GTMXX	November 30th	April 1st
Class B/GBMXX
General New York Municipal Money Market Fund	GNYMMMF	Class A/GNMXX	November 30th	April 1st
Class B/GNYXX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with fiscal years ended December 31st and February 28th/29th "last fiscal year" means the fiscal year ended in the immediately preceding calendar year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds and Cash Management Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-6
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-6
Redemption Fee	III-7
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-8
Redemption Through an Authorized Entity	III-8
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-9
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-10
Share Certificates; Medallion Signature Guarantees	III-10
Redemption Commitment	III-10
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-11
Fund Exchanges	III-11
Dreyfus Auto-Exchange Privilege	III-13

Dreyfus Automatic Asset Builder®	III-13
Dreyfus Government Direct Deposit Privilege	III-13
Dreyfus Payroll Savings Plan	III-13
Dreyfus Dividend Options	III-13
Dreyfus Dividend Sweep	III-13
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-14
Corporate Pension/Profit-Sharing and Retirement Plans	III-15
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-15
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-16
Equity Securities	III-16
Common Stock	III-16
Preferred Stock	III-16
Convertible Securities	III-17
Warrants	III-17
IPOs	III-18
Fixed-Income Securities	III-18
U.S. Government Securities	III-19
Corporate Debt Securities	III-20
Ratings of Securities; Unrated Securities	III-20
High Yield and Lower-Rated Securities	III-20
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-21
Inflation-Indexed Securities	III-22
Variable and Floating Rate Securities	III-23
Participation Interests and Assignments	III-23
Mortgage-Related Securities	III-24
Asset-Backed Securities	III-28
Collateralized Debt Obligations	III-29
Municipal Securities	III-29
Taxable Investments (municipal or other tax-exempt funds only)	III-34
Funding Agreements	III-34
Real Estate Investment Trusts (REITs)	III-34
Money Market Instruments	III-35
Bank Obligations	III-35
Repurchase Agreements	III-35
Commercial Paper	III-35
Foreign Securities	III-35
Emerging Markets	III-36
Brazil	III-36
Certain Asian Emerging Market Countries	III-37
India	III-37
Depositary Receipts and New York Shares	III-39
Sovereign Debt Obligations	III-39
Eurodollar and Yankee Dollar Investments	III-41
Investment Companies	III-41
Private Investment Funds	III-41
Exchange-Traded Funds (ETFs)	III-42
Exchange-Traded Notes	III-42
Derivatives	III-42
Futures Transactions	III-45

Options	III-46
Swap Transactions	III-47
Credit Linked Securities	III-49
Credit Derivatives	III-49
Structured Securities and Hybrid Instruments	III-50
Participatory Notes	III-50
Custodial Receipts	III-50
Combined Transactions	III-51
Future Developments	III-51
Foreign Currency Transactions	III-51
Commodities	III-52
Short-Selling	III-53
Lending Portfolio Securities	III-53
Borrowing Money	III-53
Borrowing Money for Leverage	III-53
Reverse Repurchase Agreements	III-54
Forward Commitments	III-54
Forward Roll Transactions	III-54
Illiquid Securities	III-55
Illiquid Securities Generally	III-55
Section 4(2) Paper and Rule 144A Securities	III-55
Non-Diversified Status	III-55
Investments in the Technology Sector	III-56
Investments in the Real Estate Sector	III-56
Investments in the Natural Resources Sector	III-56
Money Market Funds	III-57
Ratings of Securities	III-57
Treasury Securities	III-57
U.S. Government Securities	III-57
Repurchase Agreements	III-58
Bank Obligations	III-58
Bank Securities	III-59
Floating and Variable Rate Obligations	III-59
Participation Interests	III-60
Asset-Backed Securities	III-60
Commercial Paper	III-60
Investment Companies	III-60
Foreign Securities	III-60
Municipal Securities	III-60
Derivative Products	III-60
Stand-By Commitments	III-61
Taxable Investments (municipal or other tax-exempt funds only)	III-61
Illiquid Securities	III-61
Borrowing Money	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-61
Interfund Borrowing and Lending Program	III-61
Lending Portfolio Securities	III-62
RATING CATEGORIES	III-62
S&P	III-62
Long-Term Issue Credit Ratings	III-62
Short-Term Issue Credit Ratings	III-63
Municipal Short-Term Note Ratings Definitions	III-64
Moody's	III-64
Long-Term Obligation Ratings and Definitions	III-64

Short-Term Ratings	III-65
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-65
Fitch	III-66
Corporate Finance Obligations — Long-Term Rating Scales	III-66
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-67
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-67
DBRS	III-68
Long Term Obligations	III-68
Commercial Paper and Short Term Debt	III-68
ADDITIONAL INFORMATION ABOUT THE BOARD	III-69
Boards' Oversight Role in Management	III-69
Board Composition and Leadership Structure	III-70
Additional Information About the Boards and Their Committees	III-70
MANAGEMENT ARRANGEMENTS	III-71
The Manager	III-71
Sub-Advisers	III-71
Portfolio Allocation Manager	III-72
Portfolio Managers and Portfolio Manager Compensation	III-72
Certain Conflicts of Interest with Other Accounts	III-78
Code of Ethics	III-79
Distributor	III-79
Transfer and Dividend Disbursing Agent and Custodian	III-80
DETERMINATION OF NAV	III-80
Valuation of Portfolio Securities (funds other than money market funds)	III-80
Valuation of Portfolio Securities (money market funds only)	III-81
Calculation of NAV	III-82
Expense Allocations	III-82
NYSE and Transfer Agent Closings	III-82
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-82
Funds Other Than Money Market Funds	III-82
Money Market Funds	III-83
TAXATION	III-83
Taxation of the Funds	III-83
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-85
Sale, Exchange or Redemption of Shares	III-86
PFICs	III-87
Non-U.S. Taxes	III-87
Foreign Currency Transactions	III-88
Financial Products	III-88
Payments with Respect to Securities Loans	III-88
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-88
Inflation-Indexed Treasury Securities	III-89
Certain Higher-Risk and High Yield Securities	III-89
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-89
Investing in Mortgage Entities	III-90
Tax-Exempt Shareholders	III-90
Backup Withholding	III-91
Foreign (Non-U.S.) Shareholders	III-91
The Hiring Incentives to Restore Employment Act	III-92
Possible Legislative Changes	III-93
Other Tax Matters	III-93
PORTFOLIO TRANSACTIONS	III-93

Trading the Funds' Portfolio Securities	III-93
Soft Dollars	III-95
IPO Allocations	III-96
Disclosure of Portfolio Holdings	III-97
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-97
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-98
Massachusetts Business Trusts	III-98
Fund Shares and Voting Rights	III-99
GLOSSARY	III-99

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Clifford L. Alexander, Jr. 1933 Board Member	President of Alexander & Associates, Inc., a management consulting firm	N/A

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 - Present) Managing Director, Morgan Stanley Investment Management (1993 - 2010)	N/A

Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques	N/A

Nathan Leventhal 1943 Board Member	Chairman of the Avery Fisher Artist Program	Movado Group, Inc., Director (2003 - present)

Robin A. Melvin 1963 Board Member	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - 2012)	N/A

1 Each of the board members serves on the board's audit, nominating, compensation, litigation and pricing committees.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Clifford L. Alexander	Francine J. Bovich	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin

DAF	1995	1981	2012	1990	2007	1989	2012
DBMMF	1995	2007	2012	2007	1992	2007	2012
DMBOF	1995	1986	2012	1990	2007	1989	2012
DNYAFMBF	1995	1986	2012	1990	2007	1989	2012
DPWGF	1995	1982	2012	1990	2007	1989	2012
DSMBF	1995	1986	2012	1990	2007	1989	2012
GCMMMF	1995	1982	2012	1990	2007	1989	2012
GGSMMFI	1995	1982	2012	1990	2007	1989	2012
GMMF	1995	1982	2012	1990	2007	1989	2012
GMMMFI	1995	1982	2012	1990	2007	1989	2012
GNYMMMF	1995	1982	2012	1990	2007	1989	2012

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc., a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

• Francine J. Bovich – Ms. Bovich also currently serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques. Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc. In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

• Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

• Robin A. Melvin – Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DAF	4	1	0	0	1
DBMMF	4	1	0	0	0
DMBOF	4	1	0	0	1
DNYAFMBF	4	1	0	0	1
DPWGF	4	1	0	0	2
DSMBF	4	1	0	0	1
GCMMMF	4	1	0	0	0
GGSMMFI	4	1	0	0	0
GMMF	4	1	0	0	0
GMMMFI	4	1	0	0	0
GNYMMMF	4	1	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2011.

Fund	Joseph S. DiMartino	Clifford L. Alexander	Francine J. Bovich*	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin*

DAF	$10,001-$50,000	None	None	$10,001-$50,000	None	$10,001-$50,000	None
DBMMF	None	None	None	None	None	None	None
DMBOF	None	None	None	None	None	None	None
DNYAFMBF	None	None	None	None	None	Over $100,000	None
DSMBF	None	None	None	None	None	None	None
DWGF	None	None	None	None	None	None	None
GCMMMF	None	None	None	None	None	None	None
GGSMMF	None	None	None	None	None	None	None
GTPMMF	None	None	None	None	None	None	None
GMMF	None	None	None	None	None	None	None
GMMMF	None	None	None	None	None	None	None
GNYMMMF	None	None	None	None	$1-$10,000	None	None
Aggregate holdings in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	None	None	$50,001-$100,000	$1-$10,000	Over $100,000	Over $100,000

*Mses. Bovich and Melvin became board members of the funds on November 7, 2012.

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on March 11, 2013.

As of December 31, 2011, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2012, were as follows:

	Board Members
Fund	Joseph S. DiMartino	Clifford L. Alexander	Francine J. Bovich+	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin+
DAF	$27,283	$21,824	N/A	$21,824	$21,824	$21,824	N/A
DBMMF	$3,821	$3,065	N/A	$3,065	$3,065	$3,065	N/A
DMBOF	$3,609	$2,891	N/A	$2,891	$2,891	$2,891	N/A
DNYAFMBF	$2,992	$2,394	$232	$2,069	$2,394	$2,394	$232
DPWGF	$3,719	$2,975	N/A	$2,547	$2,975	$2,975	N/A
DSMBF	$8,520	$6,515	N/A	$6,515	$6,515	$6,515	N/A
GCMMMF	$2,422	$1,936	$159	$1,614	$1,936	$1,936	$159
GGSMMFI	$1,2830	$10,264	$888	$7,516	$10,264	$10,264	$888
GMMF	$102,314	$81,851	$7,456	$70,499	$81,851	$81,851	$13,401
GMMMFI	$5,613	$4,491	$446	$3,862	$4,491	$4,491	$446
GNYMMMF	$2,108	$1,685	$142	$1,431	$1,685	$1,685	$141

Total compensation from the funds and fund complex(**)	$ (163)	$ (45)	$ (49)	$ (66)	$ (18)	$ (43)	$ (104)

	Emeritus Board Members
Fund	David W. Burke	Rosalind G. Jacobs[1]	Ernest Kafka	Jay I. Meltzer	Daniel Rose	Sander Vanocur
DAF	$21,824	$5,332	$21,555	$8,800	$7,203	$8,935
DBMMF	$3,065	$731	$3,065	$1,259	$981	$1,259
DMBOF	$2,668	$640	$2,891	$1,181	$948	$1,181
DNYAFMBF	$1,218	$670	$2,394	$902	$906	$992
DPWGF	$1,924	$774	$2,975	$1,212	$1,091	$1,212
DSMBF	$5,986	$1,509	$6,515	$2,645	$2,180	$2,645
GCMMMF	$1,042	$528	$1,936	$737	$727	$801
GGSMMFI	$5,335	$2,872	$10,264	$4,236	$3,869	$4,259
GMMF	$42,136	$22,997	$81,851	$30,916	$30,981	$34,004

	Emeritus Board Members
Fund	David W. Burke	Rosalind G. Jacobs[1]	Ernest Kafka	Jay I. Meltzer	Daniel Rose	Sander Vanocur
GMMMFI	$2, 661	$1,574	$4,491	$1,702	$1,694	$1,862
GNYMMMF	$1,005	$469	$1,685	$638	$633	$698

Total compensation from the funds and fund complex (**)	$86,203 (81)	$38,096 (26)	$139,622 (18)	$54,228 (18)	$51,213 (66)	$57,848 (66)

*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member serves.
+	Mses. Bovich and Melvin became Board members of the Funds on November 7, 2012.
[1]

Emeritus board member of DBMMF since June 9, 2005. In addition, though not a board member of the other funds, Ms. Jacobs received compensation from these funds for attending board meetings in an advisory role.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	68 (168)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	68 (168)
John Pak 1968 Chief Legal Officer 2013

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal

68 (168)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	68 (168)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	68 (168)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	68 (168)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	68 (168)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	68 (168)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	68 (168)
Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	68 (168)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	68 (168)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	68 (168)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	68 (168)
Robert S. Robol 1964 Assistant Treasurer 2002[1]	Senior Accounting Manager – Fixed Income Funds of the Manager	68 (168)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	68 (168)
Robert Svagna 1967 Assistant Treasurer 2002[2]	Senior Accounting Manager – Equity Funds of the Manager	68 (168)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

64 (164)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	68 (168)

1. For DAF only. For DBMMF, GCMMMF, GGSMMF, GMMF and GNYMMMF, since 2003, and for the other funds, since 2005.

2. For DAF, DNYAFMBF and DPWGF only. For DBMMF, since 2003, and for the other funds, since 2005.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DAF	N/A
DMBOF	Daniel Marques
DNYAFMBF	Steven Harvey

DWGF	N/A

DCTF	N/A
DMDF	N/A
DMAF	N/A
DMNF	N/A
DOHF	N/A
DPAF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mountaga Aw	1	$0.5B	None	N/A	None	N/A
Daniel Barton	6	$2.8B	None	N/A	None	N/A
David Belton	6	$2.6B	None	N/A	None	N/A
Jeffrey Burger	3	$2.0B	None	N/A	173	$1.1B
Thomas Casey	7	$5.1B	None	N/A	196	$2.4B
Catherine Crain	5	$6.9B	None	N/A	96	$4.3B
Steven Harvey	2	$0.8B	None	N/A	26	$1.0B
Jeff Jacobe	5	$6.9B	1	$14.7M	81	$4.7B
Gentry Lee	5	$6.9B	10	$2.1B	120	$7.0B
Daniel Rabasco	4	$2.9M	5	$1.2M	9	$4.4M
Fayez Sarofim	5	$6.9B	10	$2.1B	422	$15.3B
Christopher Sarofim	5	$6.9B	None	N/A	12	$2.7B
Charles Sheedy	5	$6.9B	8	$1.9B	63	$2.2B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees. If a portfolio manager is a primary manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds.

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Mountaga Aw	None	N/A	N/A
Daniel Barton	None	N/A	N/A
David Belton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Catherine Crain	None	N/A	N/A
Steven Harvey	None	N/A	N/A
Jeff Jacobe	None	N/A	N/A
Gentry Lee	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Fayez Sarofim	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Charles Sheedy	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mountaga Aw	DMBOF	None
Daniel Barton	DCTF	None
David Belton	DMDF	None
	DMAF	None
	DMNF	None
	DOHF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	DNYAFMBF	None
Jeffrey Burger	DCTF	None
	DMDF	None
	DMNF	None
	DOHF	None
Thomas Casey	DMAF	None
	DNYAFMBF	None
Catherine Crain	DAF	None
	DWGF	None
Steven Harvey	DPAF	None
Jeff Jacobe	DAF	None
	DWGF	None
Gentry Lee	DAF	$1 -$10,000
	DWGF	None
Daniel Rabasco	DMBOF	None
	DPAF	None
Fayez Sarofim	DAF	Over $1,000,000
	DWGF	Over $1,000,000
Christopher Sarofim	DAF	None
	DWGF	None
Charles Sheedy	DAF	None
	DWGF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DBMMF	$2,408,375	$2,185,261	$223,114	$4,000,045	$2,504,975	$1,495,070	$5,025,757	$2,403,945	$2,621,812
DMBOF	$2,721,479	$247,158	$2,474,321	$2,885,045	$0	$2,885,045	$3,018,186	$0	$3,018,186
DNYAFMBF	$2,242,562	$334	$2,242,228	$2,016,970	$0	$2,016,970	$1,968,965	$0	$1,968,965
DWGF	$4,111,928	$0	$4,111,928	$3,462,067	$0	$3,462,067	$3,202,067	$0	$3,202,067
DCTF	$1,950,631	$0	$1,950,631	$2,045,374	$0	$2,045,374	$2,061,539	$0	$2,061,539
DMDF	$888,384	$0	$888,384	$943,569	$0	$943,569	$957,605	$0	$957,605
DMAF	$1,117,015	$0	$1,117,015	$1,126,419	$0	$1,126,419	$1,158,678	$0	$1,158,678
DMNF	$662,547	$80,471	$582,076	$708,822	$0	$708,822	$707,974	$0	$707,974
DOHF	$781,779	$0	$781,779	$830,003	$0	$830,003	$881,249	$0	$881,249
DPAF	$1,038,980	$0	$1,038,980	$1,074,400	$0	$1,074,400	$1,102,561	$0	$1,102,561
GCMMMF	1,649,686	1,412,080	237,606	$1,910,012	$1,226,608	$683,404	$2,783,459	$1,312,205	$1,471,254
GGSMMF	$8,664,706	$8,664,706	$0	$8,051,866	$8,051,866	$0	$8,363,168	$8,363,168	$0
GTPMMF	$13,257,912	$13,257,912	$0	$8,613,815	$8,613,815	$0	$7,200,678	$7,200,678	$0
GMMF	$69,400,008	$69,400,008	$0	$66,585,644	$66,585,644	$0	$63,416,885	$63,416,885	$0
GMMMF	$3,896,633	$3,896,633	$0	$3,440,166	$3,440,166	$0	$3,673,682	$3,673,682	$0
GNYMMMF	$1,418,578	$1,418,578	$0	$1,524,241	$1,524,241	$0	$1,853,532	$1,635,681	$217,851

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DAF	$11,949,200	$0	$11,949,200	$7,176,415	$0	$7,176,415	$6,703,150	$0	$6,703,150

* The fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DAF	Sarofim & Co.	0.2175%	0.2175%
DWGF	Sarofim & Co.	0.2175%	0.2175%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DWGF/-Sarofim & Co.	$1,193,345	$0	$1,193,345	$1,004,000	$0	$1,004,000	$928,599	$0	$928,599

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DAF/-Sarofim & Co.*	$7,816,394	$0	$7,816,394	$4,694,347	$0	$4,694,347	$5,457,188	$0	$5,457,188

* Under the former Sub-Investment Advisory Agreement with Sarofim  &Co., which was amended effective August 3, 2009, DAF, agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at an annual rate as follows: $0 to $25 million - 0.11%; $25 to $75 million - 0.18%; $75 to $200 million - 0.22%; $200 to $300 million - 0.26% and $300 million or more - 0.275%.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year

DMBOF	Total commissions (A shares)	$29,374	$28,590	$31,708
	Commission amount retained	$9,480	$10,378	$14,420
	Total CDSCs	$2,081	$3,707	$6,119
	CDSC amount retained	$2,081	$3,707	$6,119

DWGF	Total commissions (A shares)	$199,042	$67,630	$51,320
	Commission amount retained	$48,946	$31,648	$18,768
	Total CDSCs	$9,865	$9,394	$21,758
	CDSC amount retained	$9,865	$9,394	$21,758

Fund		2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year

DCTF	Total commissions (A shares)	$40,696	$38,432	$31,851
	Commission amount retained	$16,343	$36,611	$17,427
	Total CDSCs	$7,212	$11,410	$4,815
	CDSC amount retained	$7,212	$11,410	$4,815

DMDF	Total commissions (A shares)	$11,488	$31,240	$25,410
	Commission amount retained	$4,373	$10,137	$11,971
	Total CDSCs	$355	$726	$5,607
	CDSC amount retained	$355	$726	$5,607

DMAF	Total commissions (A shares)	$3,086	$2,486	$4,816
	Commission amount retained	$523	$907	$2,769
	Total CDSCs	$0	$36	$2,090
	CDSC amount retained	$0	$36	$2,090

DMNF	Total commissions (A shares)	$20,728	$14,176	$28,552
	Commission amount retained	$5,017	$6,246	$19,169
	Total CDSCs	$133	$1,557	$12,219
	CDSC amount retained	$133	$1,557	$12,219

DOHF	Total commissions (A shares)	$9,093	$9,924	$10,932
	Commission amount retained	$2,447	$4,056	$5,380
	Total CDSCs	$98	$1,090	$4,031
	CDSC amount retained	$98	$1,090	$4,031

DPAF	Total commissions (A shares)	$31,037	$17,057	$12,416
	Commission amount retained	$9,147	$4,277	$8,973
	Total CDSCs	$0	$1,187	$2,397
	CDSC amount retained	$0	$1,187	$2,397

DNYAFMBF	Total commissions (A shares)	$148,778	$8,504	$11,504
	Commission amount retained	$18,503	$5,006	$10,080
	Total CDSCs	$466	$64	$1,516
	CDSC amount retained	$466	$64	$1,516

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DAF	Shareholder Services Plan	N/A	$8,984,361	N/A	N/A	$8,984,361

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DBMMF	Shareholder Services Plan	N/A	$375,771	N/A	N/A	$375,771

DMBOF	Distribution Plan	Class C	$101,343	N/A	N/A	$101,343
	Shareholder Services Plan	Class A	$588,326	N/A	N/A	$588,326
		Class C	$33,781	N/A	N/A	$33,781
		Class Z	$490,743	N/A	N/A	$490,743

DNYAFMBF	Distribution Plan	Class C	$123,719	N/A	N/A	$123,719

DWGF	Distribution Plan	Class C	$434,374	N/A	N/A	$434,374
	Shareholder Services Plan	Class A	$1,076,325	N/A	N/A	$1,076,325
		Class C	$144,791	N/A	N/A	$144,791

	Shareholder Services Plan	Class A	$949,021	N/A	N/A	$949,021
		Class C	$41,240	N/A	N/A	$41,240

DCTF	Distribution Plan	Class C	$121,070	N/A	N/A	$121,070
	Shareholder Services Plan	Class A	$550,648	N/A	N/A	$550,648
		Class C	$40,356	N/A	N/A	$40,356
		Class Z	$53,205	N/A	N/A	$53,205

DMDF	Distribution Plan	Class C	$35,332	N/A	N/A	$35,332
	Shareholder Services Plan	Class A	$391,250	N/A	N/A	$391,250
		Class C	$11,777	N/A	N/A	$11,777

DMAF	Distribution Plan	Class C	$27,398	N/A	N/A	$27,398
	Shareholder Services Plan	Class A	$96,202	N/A	N/A	$96,202
		Class C	$9,132	N/A	N/A	$9,132

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

		Class Z	$71,908	N/A	N/A	$71,908

DMNF	Distribution Plan	Class C	$54,104	N/A	N/A	$54,104
	Shareholder Services Plan	Class A	$282,762	N/A	N/A	$282,762
		Class C	$18,035	N/A	N/A	$18,035

DOHF	Distribution Plan	Class C	$48,395	N/A	N/A	$48,395
	Shareholder Services Plan	Class A	$338,716	N/A	N/A	$338,716
		Class C	$16,132	N/A	N/A	$16,132

DPAF	Distribution Plan	Class C	$38,449	N/A	N/A	$38,449
	Shareholder Services Plan	Class A	$320,067	N/A	N/A	$320,067
		Class C	$12,817	N/A	N/A	$12,817
		Class Z	$21,566	N/A	N/A	$21,566

GCMMMF	Distribution Plan	Class B	$116,064	$4,193	N/A	$120,257
	Shareholder Services Plan	Class A	$95,808	N/A	N/A	$95,808
		Class B	$145,080	N/A	$46,665	$98,415

GGSMMF	Service Plan	Class A	$362,720	$6,867	N/A	$369,587
	Distribution Plan	Class B	$3,103,162	$59,818	N/A	$3,162,980
	Shareholder Services Plan	Class A	$35,770	N/A	N/A	$35,770
		Class B	$3,878,953	N/A	$70,386	$3,808,567

GTPMMF	Service Plan	Class A	$535,604	$6,896	N/A	$542,500
	Distribution Plan	Class B	$4,767,561	$60,521	N/A	$4,828,082
	Shareholder Services Plan	Class A	$5,161	N/A	N/A	$5,161
		Class B	$5,959,451	N/A	$15,676	$5,943,775

GMMF	Service Plan	Class A	$3,696,824	$117,765	N/A	$3,814,589

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Distribution Plan	Class B	$24,063,179	$770,527	N/A	$24,833,706
	Shareholder Services Plan	Class A	$111,702	N/A	N/A	$111,702
		Class B	$30,078,973	N/A	$1,246,941	$28,832,032

GMMMF	Distribution Plan	Class B	$1,431,450	$29,720	N/A	$1,461,170
	Shareholder Services Plan	Class A	$35,776	N/A	N/A	$35,776
		Class B	$1,789,312	N/A	N/A	$1,789,312

GNYMMMF	Distribution Plan	Class B	$285,810	N/A	N/A	$285,810
	Shareholder Services Plan	Class A	$114,802	N/A	N/A	$114,802
		Class B	$344,603	N/A	N/A	$344,603

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DMBOF	$12.81	4.50% of offering price (4.70% of NAV per share)	$0.60	$13.41
DNYAFMBF	$15.60	4.50% of offering price (4.70% of NAV per share)	$0.74	$16.34
DWGF	$45.09	5.75% of offering price (6.10% of NAV per share)	$2.75	$47.84
DCTF	$12.23	4.50% of offering price (4.70% of NAV per share)	$0.58	$12.81
DMDF	$12.39	4.50% of offering price (4.70% of NAV per share)	$0.58	$12.97
DMAF	$11.94	4.50% of offering price (4.70% of NAV per share)	$0.56	$12.50
DMNF	$15.72	4.50% of offering price (4.70% of NAV per share)	$0.74	$16.46

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DOHF	$12.56	4.50% of offering price (4.70% of NAV per share)	$0.59	$13.15
DPAF	$16.60	4.50% of offering price (4.70% of NAV per share)	$0.78	$17.38

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBOF[1]	DNYAFMBF[2]	DCTF[3]	DMDF[4]
AAA	Aaa	AAA	18.1%	14.2%	19.5%	17.8%
AA	Aa	AA	33.4%	44.0%	32.2%	33.4%
A	A	A	28.6%	27.2%	17.3%	28.4%
BBB	Baa	BBB	11.3%	11.5%	23.0%	11.7%
BB	Ba	BB	1.2%	1.4%	2.7%	1.2%
B	B	B	0.9%	0.3%	-	0.7%
CCC	Caa	CCC	-	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	1.0%	0.6%	0.2%	1.0%
Not Rated	Not Rated	Not Rated	5.5%	0.8%	5.1%	5.8%
Total			100.0%	100.0%	100.0%	100.0%

Fitch	Moody's	S&P	DMAF[5]	DMNF[6]	DOHF[7]	DPAF[8]
AAA	Aaa	AAA	25.6%	13.0%	16.3%	13.6%
AA	Aa	AA	35.0%	43.6%	39.9%	43.2%
A	A	A	18.9%	34.3%	13.3%	18.8%
BBB	Baa	BBB	15.3%	6.1%	12.1%	19.0%
BB	Ba	BB	-	-	1.2%	1.4%
B	B	B	-	-	0.6%	-
CCC	Caa	CCC	-	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	1.1%	-	1.5%	0.3%
Not Rated	Not Rated	Not Rated	4.1%	3.0%	15.1%	3.7%
Total			100.0%	100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (2.0%); AA/Aa (0.5%); BBB/Baa (1.6%) and BB/Ba

(1.4%).

2  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (0.8%).

3  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.1%); A/A (2.9%); BBB/Baa (1.0%) and BB/Ba

(0.1%).

4  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.9%); AA/Aa (0.5%); BBB/Baa (1.6%); BB/Ba (1.6%) and B/B (0.2%).

5  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.4%) and BBB/Baa (3.7%).

6  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.4%); BBB/Baa (0.8%) and BB/Ba (0.8%).

7  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.6%); AA/Aa (2.3%); A/A (2.2%); BBB/Baa

(7.3%); BB/Ba (1.2%) and DDD (0.5%).

8  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (2.1%) and BB/Ba (1.6%).

RATINGS OF MUNICIPAL OBLIGATIONS
(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	GCMMMF	GMMMF	GNYMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP1+/SP1, A1+/A1	92.4%	87.8%	78.8%
F-2+F-2	VMIG 2/MIG 2, P-2	SP2+/SP2	2.5%	4.5%	6.6%
AAA/AA	Aaa/Aa	AAA/AA	4.7%	4.2%	0.8%
Not Rated	Not Rated	Not Rated	0.4%[1]	3.5%[1]	13.8%[1]
Total			100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP1+/SP1 rating categories.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAF	J.P. Morgan Securities Inc.	$73,429,000

DBMMF	J.P. Morgan Securities Inc.	$14,979,000
	RBS Securities Inc.	$50,000,000
	Barclays Capital Inc.	$50,000,000
	Credit Suisse (USA) Inc.	$20,000,000
	HSBC Securities (USA) Inc.	$20,000,000

DMBOF	N/A

DNYAFMBF	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DWGF	J.P. Morgan Securities Inc.	$4,381,000

DSMBF	N/A	N/A

GCMMMF	N/A

GGSMMF	Deutsche Bank Securities Inc.	$350,000,000
	Credit Agricole Cheuvreux North America, Inc.	$150,000,000
	Barclays Capital Inc.	$139,000,000
	HSBC Securities (USA) Inc.	$100,000,000
	Credit Suisse (USA) Inc.	$100,000,000
	Bank of America NA	$100,000,000

GTPMMF	N/A

GMMF	RBS Securities Inc.	$1,580,000,000
	Bank of Nova Scotia	$400,000,000
	RBC Capital Markets Corp.	$400,000,000
	CitiGroup Inc.	$100,000,000

GMMMF	N/A

GNYMMMF	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2012 Fiscal Year		2011 Fiscal Year		2010 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DBMMF	-	-	-	-	-	-
DMBOF	-	-	-	-	-	-
DNYAFMBF	-	-	-	-	-	-
DWGF	$24,178	-	$62,407	-	$75,513	-
DCTF	-	-	-	-	-	-
DMDF	-	-	-	-	-	-
DMAF	-	-	-	-	-	-
DMNF	-	-	-	-	-	-
DOHF	-	-	-	-	-	-
DPAF	-	-	-	-	-	-
GCMMMF	-	-	-	-	-	-
GGSMMF	-	-	-	-	-	-
GTPMMF	-	-	-	-	-	-
GMMF	-	-	-	-	-	-
GMMMF	-	-	-	-	-	-

GNYMMMF	-	-	-	-	-	-

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAF	$340,903	-	$802,711	-	$522,435	-

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DAF	The fund experienced an increase in assets and portfolio turnover in 2010.
DBMMF	N/A
DMBOF	N/A
DNYAFMBF	N/A

DWGF	The fund experienced a decrease in trading and portfolio turnover in 2012

DCTF	N/A
DMDF	N/A
DMAF	N/A
DMNF	N/A
DOHF	N/A
DPAF	N/A

GCMMMF	N/A
GGSMMF	N/A
GTPMMF	N/A
GMMF	N/A
GMMMF	N/A
GNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DAF	N/A	N/A
DBMMF	N/A	N/A
DMBOF	N/A	N/A
DNYAFMBF	N/A	N/A
DWGF	$70,415,088	$28,038
DCTF	N/A	N/A
DMDF	N/A	N/A
DMAF	N/A	N/A
DMNF	N/A	N/A
DOHF	N/A	N/A
DPAF	N/A	N/A
GCMMMF	N/A	N/A
GGSMMF	N/A	N/A
GTPMMF	N/A	N/A
GMMF	N/A	N/A

Fund	Transactions	Related Commissions/Concessions

GMMMF	N/A	N/A
GNYMMMF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DAF	N/A
DMBOF	N/A
DNYAFMBF	N/A

DWGF	N/A

DCTF	N/A
DMDF	N/A
DMAF	N/A
DMNF	N/A
DOHF	N/A
DPAF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

August 15, 2012	DCTF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	9.51%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	5.94%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.62%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	16.62%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	15.73%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	6.78%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.00%

		Class I	SEI Private Tr. Co. c/o Mellon Bank Attn. Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	37.02%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	33.88%

			LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	12.67%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	9.23%

Date	Fund	Class	Name & Address	Percent Owned

		Class Z	Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA	7.11%

August 15, 2012	DMDF	Class A	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	14.80%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.05%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	10.59%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	9.52%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	41.75%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	13.03%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	11.61%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.41%

August 15, 2012	DMAF	Class A	JLSE M. Lohrer Trustee The JLSE M. Lohrer Trust UA dtd 7/25/05 Carlisle, MA	9.29%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.90%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	7.85%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	6.17%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	53.07%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.15%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.58%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 0731	7.11%

			American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	5.38%

Date	Fund	Class	Name & Address	Percent Owned

		Class Z	Charles Schwab & Co., Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	7.37%

August 15, 2012	DMNF	Class A	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	15.75%

			American Enterprise Investment SVC P. O. Box 9446 Minneapolis, MN 55440-9446	13.51%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.46%

		Class C	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	26.38%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	22.91%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.25%

			First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	10.03%

			Roger E. Anderson Revocable Trust U/A 1/11/02 Minneapolis, MN	6.62%

Date	Fund	Class	Name & Address	Percent Owned

August 15, 2012	DOHF	Class A	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	20.15%

			American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	10.18%

			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.74%

		Class C	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	17.59%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	16.36%

			NFS, LLC FEBO Sandra M. Hermanoff Bingham Farms, MI	11.97%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.93%

			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.77%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	6.20%

Date	Fund	Class	Name & Address	Percent Owned

August 15, 2012	DPAF	Class A	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	10.60%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	8.91%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.75%

		Class C	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	37.18%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.02%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	13.23%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.81%

		Class Z	NFS, LLC FEBO The Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	16.46%

			Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	8.16%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.33%

August 15, 2012	DMBOF	Class A	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	10.67%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	6.86%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.67%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3F Jersey City, NJ 07311	6.34%

		Class C	First Clearing, LLC Special Custody Account for the Exclusive Benefits of Customer 2801 Market Street St. Louis, MO 63103-2523	21.54%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	20.70%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.75%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	6.21%

			American Enterprise Investment Svc 707 2nd Avenue South Minneapolis, MN 55402-2405	5.06%

		Class Z	Charles Schwab and Company Inc. 101 Montgomery St. San Francisco, CA 94104-4151	5.49%

June 15, 2012	DBMMF	N/A	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	7.43%

April 13, 2012	DAF	N/A	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of Its Customers Attn. Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	21.81%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	14.06%

			National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	11.95%

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7.70%

March 11, 2013	DNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.06%

			Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.33%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	20.63%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	18.99%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3F Jersey City, NJ 07311	13.49%

			Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.36%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	10.62%

			American Enterprise Investment Svc 707 2nd Ave., South Minneapolis, MN 55402-2405	8.52%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.70%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	53.18%

			Merrill Lynch, Pierce, Fenner & Smith & Incorporated 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	21.59%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3F Jersey City, NJ 07311	12.75%

Date	Fund	Class	Name & Address	Percent Owned

March 11, 2013	GCMMMF	Class A	Jean-Luc Vaillant Saratoga, CA	10.15%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.34%

			Boston & Co. 3 Mellon Bank Center Pittsburgh, PA 15259-0001	6.52%

		Class B	Crowell Weedon & Co. For the Exclusive Benefit of Customers Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	46.67%

			Stifel, Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 North Broadway St. Louis, MO 63102-2110	39.99%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.58%

March 11, 2013	GGSMMF	Class A	The Bank of New York Mellon for Reformed Church in America Attn: Ron Roskamp 4500 60th Street SE Grand Rapids, MI 49512-9685	13.11%

			Crowell Weedon & Co. For the Exclusive Benefit of Customers Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	9.59%

			Wilmington Trust Risc Cust FBO Prent Co. Employees Profit Sharing Plan P.O. Box 52129 Phoenix, AZ 85072-2129	5.79%

Date	Fund	Class	Name & Address	Percent Owned

			The Bank of NY Mellon as Agent for Young Women's Christian Association Retirement Fund, Inc. 52 Vanderbilt Ave, 6th Floor New York, NY 10017-3847	5.20%

		Class B	Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	46.12%

			Robert W. Baird & Co. Inc. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	14.44%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.27%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1675	10.28%

			SWS Securities, Inc. Attn. Money Market 1201 Elm St. Dallas, TX 75270-2180	5.95%

March 11, 2013	GTPMMF	Class A	National Christian Charitable Foundation, Inc. 11625 Rainwater Drive, Suite 500 Alphareta, GA 30009-8678	54.09%

			Crowell Weedon & Co. For the Exclusive Benefit of Customers 624 South Grand Avenue, Ste, 2510 Los Angeles, CA 90017-3329	33.72%

			E Trade Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	7.57%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.20%

			Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	30.95%

			Crowell Weedon & Co. For the Exclusive Benefit of Customer Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	9.03%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1675	8.42%

March 11, 2013	GMMF	Class A	American Enterprise Investment Services, Inc. 5413 Ameriprise Financial Center Minneapolis, MN 55474-0001	52.86%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	32.50%

		Class B	Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customer 500 N. Broadway St. Louis, MO 63102-2188	35.32%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	30.56%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 5320-0672	14.88%

Date	Fund	Class	Name & Address	Percent Owned

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2002	8.82%

March 11, 2013	GMMMF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	76.60%

		Class B	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	46.20%

			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	24.27%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	12.82%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	9.30%

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2180	5.49%

March 11, 2013	GNYMMMF	Class A	Theodore R. Bigman New York, New York 10128-1225	10.66%

			Pershing LLC For the exclusive benefit of its customers Attn: Cash Management Dept. One Pershing Plaza Jersey City, NY 07399-0001	8.23%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	49.25%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	29.99%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.33%

February 5, 2013	DWGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.36%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.13%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.92%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	7.21%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	6.22%

		Class C	Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	28.56%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	13.24%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.54%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.27%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.54%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.07%

			Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.01%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.47%

			Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.62%

			Fidelity Investments Institutional 100 Magellan Way (KWIC) Covington, KY 41015-1999	9.62%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	7.48%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Appreciation Fund and each General Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Money Market Fund, is $1,000 for full-time or part-time employees of the Manager or any of its affiliates, directors of the Manager, board members of a fund advised by the Manager, or the spouse or minor child of any of the foregoing, and $50 for full-time or part-time employees of the Manager or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund, except Dreyfus BASIC Money Market Fund and the Class B shares of each General Fund, are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund, except Dreyfus BASIC Money Market Fund, are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund, General Government Securities Money Market Fund and General Money Market Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

Dreyfus BASIC Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York

AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund converted to Class A shares.

Dreyfus Worldwide Growth Fund offered Class T shares prior to February 4, 2009.

Class A shares of Dreyfus Worldwide Growth Fund may be purchased at net asset value without a sales load if a shareholder was a holder of shares of Dreyfus Global Growth Fund and received Class A shares of Dreyfus Worldwide Growth Fund on August 28, 2002 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28, 2002.

Holders of Class I shares of Dreyfus Worldwide Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Certain broker-dealers and other financial institutions maintaining accounts with (a) Dreyfus Connecticut Intermediate Municipal Bond Fund, (b) Dreyfus Massachusetts Intermediate Municipal Bond Fund or Dreyfus Massachusetts Tax Exempt Bond Fund, (c) Dreyfus Pennsylvania Intermediate Municipal Bond Fund, or (d) General Municipal Bond Fund, at the time of the reorganization of such fund, may open new accounts in Class Z of (a) Dreyfus Connecticut Fund, (b) Dreyfus Massachusetts Fund, (c) Dreyfus Pennsylvania Fund or (d) Dreyfus Municipal Bond Opportunity Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus Appreciation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus BASIC Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Worldwide Growth Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, neither fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check, and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus if applicable.

Wire Redemption Privilege

Dreyfus BASIC Money Market Fund. The redemption proceeds minimum is $5,000 per day.

General Funds. By using the Wire Redemption Privilege, you authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or, with respect to Class A shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus TeleTransfer Privilege

Dreyfus BASIC Money Market Fund. The redemption proceeds minimum is $1,000.

General Funds. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Redemption Through an Authorized Entity

General Funds. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Money Market Fund or by 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services
Dreyfus Worldwide Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

General California Municipal Money Market Fund General Municipal Money Market Fund General New York Municipal Money Market Fund	Fund Exchanges Dreyfus Auto-Exchange Privilege Dreyfus Automatic Asset Builder® Dreyfus Government Direct Deposit Privilege Dreyfus Payroll Savings Plan Dreyfus Dividend Options Automatic Withdrawal Plan
General Government Securities Money Market Fund General Treasury Prime Money Market Fund General Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Appreciation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan†
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

Dreyfus BASIC Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

†Dreyfus Payroll Savings Plan applicable to Class Z Shares only of Dreyfus Municipal Bond Opportunity Fund.

Fund Exchanges

General Funds. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the funds, online.

The ability to issue exchange instructions by telephone is given to shareholders of each fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus BASIC Money Market Fund. You will be charged a $5.00 fee for each exchange you make out of the fund. This fee will be deducted from your account and paid to the Transfer Agent; however the fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Worldwide Growth Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Municipal Bond Opportunity Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of Class A and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the shareholders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund Dreyfus New York AMT-Free Municipal Bond Fund	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
General Government Securities Money Market Fund General Money Market Fund General Treasury Prime Money Market Fund	Class A	Service Plan (12b-1 and servicing)

The fund pays the Distributor 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Pursuant to the Plan, Class A shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services to the holders of Class A shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Distribution Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class B shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Appreciation Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of the fund. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services and determines the amounts to be paid.

Dreyfus BASIC Money Market Fund	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

*As applicable to the funds listed (not all funds have all classes shown).
**The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
***Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About  Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Appreciation Fund	✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Connecticut Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Maryland Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Massachusetts Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Minnesota Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Ohio Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Pennsylvania Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Worldwide Growth Fund	✓	✓		✓	✓	✓

1 Includes common and preferred stock, convertible securities and warrants. Dreyfus Appreciation Fund is limited to investing up to 2% of its net assets in warrants, and Dreyfus Worldwide Growth Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2 For Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund and each of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund (each, a "Dreyfus State Fund"), see "Money Market Instruments" below.

3 Except for Dreyfus Worldwide Growth Fund, municipal securities only.

Dreyfus Worldwide Growth Fund currently intends to invest less than 35% of its assets in high yield and lower-rated securities.

For each of Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Worldwide Growth Fund and the Dreyfus State Funds, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund	✓	✓(municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund	✓	✓(municipal securities only)
Dreyfus Connecticut Fund	✓	✓(municipal securities only)
Dreyfus Maryland Fund	✓	✓(municipal securities only)
Dreyfus Massachusetts Fund	✓	✓(municipal securities only)
Dreyfus Minnesota Fund	✓	✓(municipal securities only)
Dreyfus Ohio Fund	✓	✓(municipal securities only)
Dreyfus Pennsylvania Fund	✓	✓(municipal securities only)
Dreyfus Worldwide Growth Fund

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Appreciation Fund				✓	✓[5]		✓[6]

4 For Dreyfus Appreciation Fund only, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.

For Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund, (1) when the Adviser determines that adverse market conditions exist, the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) the fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

For Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus Municipal Bond Opportunity Fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus New York AMT-Free Municipal Bond Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City personal income taxes. When a Dreyfus State Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal and, where applicable, State personal income taxes. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

5 The fund may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

6 The fund may invest in U.S. dollar-denominated ADRs and New York Shares only.

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Municipal Bond Opportunity Fund	✓			✓
Dreyfus New York AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Connecticut Fund	✓			✓
Dreyfus Maryland Fund	✓			✓
Dreyfus Massachusetts Fund	✓			✓
Dreyfus Minnesota Fund	✓			✓
Dreyfus Ohio Fund	✓			✓
Dreyfus Pennsylvania Fund	✓			✓
Dreyfus Worldwide Growth Fund				✓	✓		✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[7]
Dreyfus Appreciation Fund		✓				✓
Dreyfus Municipal Bond Opportunity Fund		✓			✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Connecticut Fund		✓			✓	✓
Dreyfus Maryland Fund		✓			✓	✓
Dreyfus Massachusetts Fund		✓			✓	✓
Dreyfus Minnesota Fund		✓			✓	✓
Dreyfus Ohio Fund		✓			✓	✓
Dreyfus Pennsylvania Fund		✓			✓	✓
Dreyfus Worldwide Growth Fund		✓

7 Dreyfus Appreciation Fund may only write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

Each of Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund
Dreyfus Worldwide Growth Fund

Fund	Foreign Currency Transactions	Commodities	Short-Selling[8]	Lending Portfolio Securities	Borrowing Money[9]
Dreyfus Appreciation Fund	✓			✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus Connecticut Fund			✓	✓	✓
Dreyfus Maryland Fund			✓	✓	✓
Dreyfus Massachusetts Fund			✓	✓	✓
Dreyfus Minnesota Fund			✓	✓	✓
Dreyfus Ohio Fund			✓	✓	✓
Dreyfus Pennsylvania Fund			✓	✓	✓
Dreyfus Worldwide Growth Fund	✓			✓	✓

8 Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

9 Except for Dreyfus New York AMT-Free Municipal Bond Fund, each fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus New York AMT-Free Municipal Bond Fund may borrow from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Fund	Borrowing Money for Leverage[9]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Appreciation Fund					✓
Dreyfus Municipal Bond Opportunity Fund			✓		✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Connecticut Fund			✓		✓
Dreyfus Maryland Fund			✓		✓
Dreyfus Massachusetts Fund			✓		✓
Dreyfus Minnesota Fund			✓		✓
Dreyfus Ohio Fund			✓		✓
Dreyfus Pennsylvania Fund			✓		✓
Dreyfus Worldwide Growth Fund			✓		✓

Money Market Funds

Fund	U.S. Government Securities[10]	Repurchase Agreements[10,11]	Bank Obligations[10,12]	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓
General California Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General Government Securities Money Market Fund	✓	✓
General Money Market Fund	✓	✓	✓	✓	✓
General Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General New York Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General Treasury Prime Money Market Fund	✓

10 For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, see the definition of Money Fund Taxable Investments following this chart.

11 For Dreyfus BASIC Money Market Fund, General Government Securities Money Market Fund and General Money Market Fund, these repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral"). For General Government Securities Money Market Fund, up to 20% of the value of the fund's net assets may consist of repurchase agreements collateralized by credit collateral.

12 Dreyfus BASIC Money Market Fund normally will invest at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓[13]	✓
General California Municipal Money Market Fund		✓	✓	✓
General Government Securities Money Market Fund			✓
General Money Market Fund	✓	✓	✓		✓[14]
General Municipal Money Market Fund		✓	✓	✓
General New York Municipal Money Market Fund		✓	✓	✓
General Treasury Prime Money Market Fund			✓

13 The fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible investments for the fund. The fund currently intends to invest no more than 25% of its total assets in Municipal Obligations; however, this percentage may be varied from time to time without shareholder approval.

14 General Money Market Fund may only invest in U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers.

Fund	Illiquid Securities	Borrowing Money[15]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[16]
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓	✓
General California Municipal Money Market Fund	✓	✓		✓	✓
General Government Securities Money Market Fund	✓	✓			✓
General Money Market Fund	✓	✓			✓
General Municipal Money Market Fund	✓	✓		✓	✓
General New York Municipal Money Market Fund	✓	✓		✓	✓
General Treasury Prime Money Market Fund	✓	✓			✓

15 Dreyfus BASIC Money Market Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, the fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund each currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

16 Other than pursuant to the Interfund Borrowing and Lending Program.

For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When General California Municipal Money Market Fund or General New York Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus BASIC Money Market Fund. Borrow money, except to the extent the fund maintains continuous asset coverage (that is, total borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Dreyfus New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund.  Invest in commodities.

3. Issuer Diversification

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund.  Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus BASIC Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation.

General Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.

General Treasury Prime Money Market Fund. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation. This restriction does not apply to the purchase of U.S. Government securities.

4. Industry Concentration

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds  and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Dreyfus Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

Dreyfus BASIC Money Market Fund. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in bank obligations.

Dreyfus Municipal Bond Opportunity Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

General Municipal Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

Dreyfus Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General California Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Government Securities Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

General Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Treasury Prime Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

5. Loans

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in this SAI in the fund's prospectus; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Lend any security or make loans to others if, as a result, more than 33-

1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin; Short Sales

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund. Purchase or sell securities on margin.

General Government Securities Money Market Fund. Sell securities short or purchase securities on margin.

General Money Market Fund. Sell securities short.

7. Puts/Calls

General Government Securities Money Market Fund and General Money Market Fund. Write or purchase put or call options.

8. Real Estate

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal  Obligations secured by real estate or interests therein.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus BASIC Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices.

General Government Securities Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

General Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

9. Senior Securities

Dreyfus Appreciation Fund and Dreyfus BASIC Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 8 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

Dreyfus Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 2 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

General Treasury Prime Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

10. Underwriting

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Appreciation Fund, Dreyfus BASIC Money Market Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General Government Securities Money Market Fund and General Money Market Fund. Underwrite the securities of other issuers.

11. Investing for Control

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General Government Securities Money Market Fund and General Money Market Fund. Invest in companies for the purpose of exercising control.

12. Pledging Assets

Dreyfus New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

General Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

13. Other

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

General Government Securities Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the fund's total assets.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to Dreyfus Appreciation Fund:

The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus BASIC Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

3. Purchase Securities of Other Investment Companies

Dreyfus Appreciation Fund, Dreyfus BASIC Money Market Fund, Dreyfus Worldwide Growth Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4. Illiquid Investments

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus BASIC Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

General Treasury Prime Money Market Fund. Enter into repurchase agreements.

5. Margin; Short Sales

Dreyfus BASIC Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Sell securities short or purchase securities on margin.

6. Puts/Calls

Dreyfus BASIC Money Market Fund. Write or purchase put or call options or combinations thereof.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

7. Other

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

Dreyfus BASIC Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures (except through the purchase of debt obligations referred to in this SAI and in the prospectus).

General Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments (or, except for General Government Securities Money Market Fund, other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund

Municipal Bonds of the state after which the fund is named, its political subdivisions and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes

Dreyfus Municipal Bond Opportunity Fund	Municipal Bonds
Dreyfus New York AMT-Free Municipal Bond Fund	New York Municipal Bonds
Dreyfus Worldwide Growth Fund	Common stocks
General California Municipal Money Market Fund	California Municipal Obligations
General Government Securities Money Market Fund

Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) collateralized by such securities

General Municipal Money Market Fund	Municipal Obligations
General New York Municipal Money Market Fund	New York Municipal Obligations
General Treasury Prime Money Market Fund	U.S. Treasury securities

DIVIDENDS AND DISTRIBUTIONS

Dreyfus BASIC Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE or, with respect to General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund only, the Transfer Agent is open for business. With respect to Dreyfus BASIC Money Market Fund, the fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE and the Transfer Agent are open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Appreciation Fund, Inc.	Maryland	July 30, 1980	Diversified
Dreyfus BASIC Money Market Fund, Inc.	Maryland	March 17, 1992	Diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Municipal Bond Opportunity Fund	Massachusetts	June 4, 1986	Diversified
Dreyfus New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986	Non-diversified
Dreyfus State Municipal Bond Funds	Massachusetts	October 29, 1986
Dreyfus Connecticut Fund			Non-diversified
Dreyfus Maryland Fund			Non-diversified
Dreyfus Massachusetts Fund			Non-diversified
Dreyfus Minnesota Fund			Non-diversified
Dreyfus Ohio Fund			Non-diversified
Dreyfus Pennsylvania Fund			Non-diversified
Dreyfus Premier Worldwide Growth Fund, Inc.	Maryland	February 5, 1993
Dreyfus Worldwide Growth Fund			Diversified
General California Municipal Money Market Fund	Massachusetts	September 19,1986	Non-diversified
General Government Securities Money Market Funds, Inc.	Maryland	April 8, 1982
General Government Securities Money Market Fund			Diversified
General Treasury Prime Money Market Fund			Diversified
General Money Market Fund, Inc.	Maryland	May 15, 1981	Diversified
General Municipal Money Market Funds, Inc.	Maryland	April 8, 1982
General Municipal Money Market Fund			Diversified
General New York Municipal Money Market Fund	Massachusetts	September 19, 1986	Non-diversified

*As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund

The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management or advisory fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

SUB-ACCOUNTING FEES

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Class B shares are charged directly for sub-accounting services provided by Service Agents at an annual rate of .05% of the value of the average daily net assets of Class B shares.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. Various economic indicators suggest that the national economy has experienced a gradual expansion over the past year. U.S. gross domestic product growth was 3.1% in the third quarter of 2012—the thirteenth consecutive quarter of growth. Consumer spending, federal defense spending and investment in inventories and residential structures were the largest contributors to this growth. Retail sales grew 8.0% in 2011 and 5.0% during the first eleven months of 2012 as compared to the first eleven months of 2011. The national unemployment rate eased gradually while nonfarm payroll employment expanded modestly in 2011 and the early months of 2012. As 2012 came to a close, however, uncertainty was building over domestic fiscal policies and global economic developments that tempered business investment.

The California economy continues to experience a gradual and broadening recovery. The State gained 539,000 jobs from September 2009 through December 2012. Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions, but fiscally strapped local governments remain a drag on the recovery. Personal income increased for the twelfth consecutive quarter in the third quarter of 2012 and is projected to grow 4.3% in 2013, 5.5% in 2014 and 5.3% in 2015. Taxable sales increased eleven consecutive quarters before slipping slightly in the second quarter of 2012. However, taxable sales during the first three quarters of 2012 were up 7.9% over the same period in 2011.

California's nonfarm payroll jobs grew by 225,900 between December 2011 and December 2012. In 2011, employment grew by 166,000. During the first six months of 2012, payroll jobs grew by 143,500 (23,900 jobs per month). During the last six months of 2012, payroll jobs grew by 82,400 (13,700 jobs per month). The State unemployment rate reached a high of 12.4% in late 2010. The rate improved thereafter, falling to 9.8% in December 2012. In comparison, the national unemployment rate was 7.8% in December 2012.

In California, existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) in 2011. During the first eleven months of 2012 the median sales price rose 10.3% from the same months of 2011 bringing the median price of these homes to almost $350,000 (but still significantly below the State median price of $526,000 in 2005). California issued 51,500 residential building permits during the first eleven months of 2012, 28% more than was issued during the same months of 2011, but still only a fraction of the 210,000 permits issued in 2005. The number of California homes going into foreclosure dropped in the third quarter of 2012 to the lowest level since the first quarter of 2007. In the third quarter, notices of default declined to 49,026 from their peak of 135,431 in first quarter of 2009, but this was still much higher than historic norms.

The prospect of a European financial crisis and impending contractionary federal fiscal policy changes are the most significant known risks at this point. Economic growth in Europe is slowing, which is adversely affecting U.S. exports. California's exposure to this risk, though, is less than the nation's as a whole. Pacific Rim economies, Japan and China in particular, are much more important to the California economy than are European economies. Another risk is the impact of a number of impending federal fiscal policy developments that could slow economic growth in the first half of 2013. These developments include the expiration of the Bush and temporary payroll tax cuts, the end of emergency unemployment insurance benefits and the imposition of automatic federal spending cuts.

The California economic recovery has a solid base and prospects for further improvement are good. There can be no assurances, however, that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population. The 2012 estimate of California's population was 37.8 million residents, which represented 12% of the total United States population. California's population is highly concentrated in metropolitan areas. As of July 1, 2011, the five-county Los Angeles area accounted for nearly half of the State's population, with over 18.0 million residents, and about one in five California residents lived in the nine-county San Francisco Bay area.

Recent Developments

On November 6, 2012, voters approved two initiatives proposed on the general election ballot. The first, Proposition 30 (the "Governor's Initiative"), provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues would support K-14 public schools and community colleges as part of the Proposition 98 guarantee. The Governor's Initiative also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the "realignment" program for many services, including housing criminal offenders.

The second initiative, Proposition 39, amended State statutes governing corporation taxes. Specifically, it reversed a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their State tax liability on sales in California, it is estimated that revenues would be increased by about $1 billion per year. The measure also, for Fiscal Years 2012-13 through 2017-18, dedicates up to an estimated $550 million per year from this increased revenue to fund projects that create energy efficiency and clean energy jobs in California.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including Revenue Anticipation Notes ("RANs") and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of February 1, 2013, the State had outstanding approximately $79.3 billion aggregate principal amount of long-term general obligation bonds, of which $72.9 billion was payable primarily from the State General Fund and $6.5 billion was payable from other revenue sources. As of February 1, 2013, there were unused voter authorizations for the future issuance of approximately $33.2 billion of long-term general obligation bonds. Of this unissued amount, over $1.3 billion is for bonds payable from other revenue sources. As part of the 2012 Budget Act, the Legislature cancelled $32,659,000 of unused bond authorizations.

A ballot measure is scheduled to be submitted to the voters at the statewide election in November 2014 (rescheduled from 2012) to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. There are no bond measures on the November 2012 ballot. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a 2/3 vote of the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2013, the State had outstanding approximately $3.9 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 5.2% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.65 billion in aggregate principal amount at any time. A total of $314.6 million of commercial paper was outstanding as of March 1, 2013.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of March 1, 2013, the State had a total par amount of $4.383 billion of bank arrangements available.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $11.7 billion State General Fund-supported lease-revenue obligations outstanding as of February 1, 2013. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $7.19 billion authorized and unissued as of February 1, 2013.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56.9 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of December 31, 2012.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the State to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2012-13 through the maturity of these bonds (mostly 20 to 30 years) is approximately $8.7 billion for the general obligation BABs and $298 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of March 1, 2013 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

In the absence of further budget reduction actions, starting as early as March 1, 2013, the BAB subsidy payments will be reduced as part of a government-wide "sequestration" of expenditures. The State expects to receive about $176 million of BAB subsidy payments for the balance of the federal fiscal year (ending September 30, 2013) for its general obligation and State Public Works Board lease-revenue BABs. The current estimated reduction would total about $15.3 million. None of the BAB subsidy payments are pledged to pay debt service, so this reduction would not affect the State's ability to pay all of its general obligation and lease revenue BABs on time, nor have any material impact on the State General Fund.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters at the Statewide primary election in March 2004, authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to that time. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. In 2009, the State issued refunding ERBs to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of January 1, 2013, funds from these sources have been used for early retirement of approximately $5.42 billion of bonds during Fiscal Years 2005-06 through 2012-13, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. The State retired approximately $223.5 million of additional ERBs on February 15, 2013 from excess sales tax revenues received through January 1, 2013.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment under the MSA, including reduction of the PMs' payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain other types of offsets.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up State guarantee now applies to the $3.14 billion of 2005 Bonds.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share. The total amount of the draws was approximately $7.94 million. As of February 1, 2013, the amount remaining in the two reserve funds relating to the 2005 Bonds was approximately $238.32 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 Bonds in such year, additional draws on the reserve funds with respect to the 2005 Bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. Although the State cannot predict the amount of future tobacco settlement revenues, if the current trends continue, the amount of tobacco settlement revenues may be insufficient to pay debt service on the 2005 Bonds, and the Governor would be required to request an appropriation from the State General Fund.

Future Issuance Plans. Since 2006, a significant amount of new general obligation bonds, lease revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.45 billion as of February 1, 2013, while still leaving current authorized and unissued bonds of about $31.9 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.

Following the record bond issuance levels in calendar years 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. In calendar years 2011 and 2012, $8.0 billion of new money general obligation and lease-revenue bonds were sold. In addition, $5.8 billion of refunding general obligation and lease-revenue bonds were sold. Based on estimates from the State Treasurer's office, approximately $4.7 billion of new money general obligation bonds and approximately $1.8 billion of lease-revenue bonds will be issued in calendar year 2013.

With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to increase in future years. Based on the revenue estimates contained in the 2013-14 Proposed Budget and bond issuance estimates, the State General Fund debt ratio is estimated to equal approximately 9.0% in Fiscal Year 2012-13 and 7.8% in Fiscal Year 2013-14. The total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion for Fiscal Year 2012-13 and $1.4 billion for Fiscal Year 2013-14, which will decrease the debt ratio to 7.8% and 6.3%, respectively.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July 2011 to provide sufficient cash for the early part of the fiscal year. These interim RANs were prepaid on September 22, 2011. The State then issued $5.4 billion of RANs on the same date as well as another $1 billion of RANs on February 22, 2012 to assist its cash flow management in Fiscal Year 2011-12. All of the 2011 RANs have matured and have been paid in full.

In addition to the 2011 RANs, intra-year cash payment deferrals were used, providing up to $5.7 billion of cash flow relief in certain months. The State also utilized $1.7 billion of additional internal borrowable resources. On January 31, 2012, the Controller announced that, as a result of revenues being $2.6 billion below 2011 Budget Act projections and expenditures being $2.6 billion higher than projected, the State faced a potential shortfall of about $3.3 billion in cash resources during March and April 2012. By late February 2012, the State implemented steps to resolve this potential shortfall through a combination of additional internal borrowings from various sources, additional external borrowing (the $1 billion of RANs issued on February 22, 2012), and temporary delays in making certain payments.

The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year without the need for interim RANs for the first time in three years. The State issued $10 billion of RANs on August 23, 2012.

The 2013-14 Proposed Budget anticipates that cash requirements will be managed using RANs, internal borrowing, and a minimum amount of intra-year deferrals. The 2013-14 Proposed Budget currently projects the issuance of $7 billion of RANs, reduced from the $10 billion RAN issuance in Fiscal Year 2012-13. Should the State's fiscal position follow the Governor's projections, it is anticipated that the extraordinary cash management measures used in recent years should not be necessary.

On February 14, 2013, the DOF reported that preliminary State General Fund agency cash receipts for January 2013 was $5.099 billion above the 2013-14 Proposed Budget forecast of $9.958 billion. The primary reason for the $5.099 billion surplus was due to personal income receipts which were $4.951 billion higher than estimated, likely the result of major tax law changes having a significant impact in the timing of revenue receipts.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's, "A-" from Fitch and "A" from S&P.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the

SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Since 2007, the State has been authorized to transfer funds from the BSA back into the State General Fund. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has been applied to the retirement of ERBs.

The 2013-14 Proposed Budget intends that the transfer to the BSA of approximately $3.0 billion for Fiscal Year 2013-14 be suspended. On May 31, 2012, Governor Brown issued an Executive Order to suspend the September 30, 2012 transfer from the State General Fund to the BSA estimated at $2.9 billion based on the 2012 Budget Act. Governor Brown had also suspended the State General Fund transfer to the BSA in Fiscal Year 2011-12. In addition, the previous Governor had suspended the State General Fund transfer to the BSA for Fiscal Years 2008-09 through 2010-11. There is currently no money in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. As of June 30, 2012, there was approximately $9.593 billion of loans from the SFEU and other internal sources to the State General Fund. Those loans are estimated to decrease to $8.580 billion in Fiscal Year 2012-13 and $5.620 billion in Fiscal Year 2013-2014.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The DOF projects appropriations subject to limitation to be approximately $14.4 billion and $16.6 billion under the Appropriations Limit in Fiscal Years 2012-13 and 2013-14, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan.

In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2012, PERF had 335,599 active and inactive program members and 531,832 total members. The estimated payroll for State employees covered by PERF for Fiscal Year 2010-11 was approximately $16.2 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.765 billion in Fiscal Year 2006-07 to an estimated $3.9 billion in Fiscal Year 2012-13, with an estimated $4.0 billion for Fiscal Year 2013-14.

In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption. At its March 14, 2012, meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% commencing for actuarial valuations dated June 30, 2011, which DOF estimates will result in an increase in the State's total contribution for Fiscal Year 2012-13 of approximately $304 million (of which approximately $173 million would be payable from the State General Fund). The estimated increases in contributions are above Fiscal Year 2011-12 contribution levels.

The investment return for the PERF in Fiscal Year 2010-11 was 21.7%. As a result of this investment return, the funded ratio was approximately 70.3% as of June 30, 2011, as compared to approximately 63% as of June 30, 2010. However, the funded ratio is expected to fall again in the current fiscal year ended June 20, 2012.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2012, the STRP's defined benefit program included 1,712 contributing employers, 600,154 active and inactive program members and 862,192 total members. State contributions to CalSTRS have increased from $360 million in Fiscal Year 2006-07 to $653 million in Fiscal Year 2011-12, with an estimated $718 million for Fiscal Year 2012-13 and $777 million for Fiscal Year 2013-14.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2011, showed an accrued unfunded liability allocable to State employees of $27.2 billion on an actuarial value of assets basis, and $38.5 billion on a market value of assets basis. CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2011 at $64.5 billion on an actuarial value of assets basis, and $68.4 billion on a market value of assets basis.

According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.5%, down from 7.75% assumed last fiscal year), and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (4.5%, down from 6.0% last year) are based in part on an inflation assumption of 3.0%.

In 2011, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the STRP's defined benefit program is projected to have its assets depleted in about 35 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. CalSTRS also determined that a supplemental contribution of 0.774% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2012-13. The 2012 Budget Act included an appropriation related to this statutorily required supplemental contribution. An increased supplemental contribution rate to 1.024% is included in the 2013-14 Proposed Budget.

According to CalSTRS, the market value of STRP's defined benefit program's investment portfolio as of June 30, 2012 was $150.6 billion, a decrease from $155.5 billion (3.2%) over June 30, 2011.

CalPERS and CalSTRS have released their investment returns for Fiscal Year 2011-12 of 0.1% and 1.84%, respectively.

Pension System Reform. On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012. The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. The reform also directs savings from additional employee contributions to be used toward additional payments on the State's unfunded liability. The 2013-14 Proposed Budget includes an additional $63.2 million ($42.2 million State General Fund) directed toward the State's unfunded pension liability to reflect the savings resulting from increased employee contributions under the reform.

These reforms do not change the State's statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term. However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system's unfunded liabilities and potentially state contribution levels in the long term.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 563,505 and 572,133 cases in Fiscal Years 2012-13 and 2013-14, respectively. Since CalWORKs' inception in January 1998, caseload is estimated to have declined by approximately 9.6%.

As in certain prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California is otherwise required to meet. As a result of the 2007 federal penalty associated with this failure, the State was required to increase its MOE expenditure by approximately $180 million. The 2013-14 Proposed Budget continues to reflect this increase in MOE spending. Currently, the State is seeking relief from the 2008 and 2009 penalties. If the State is unsuccessful, and the State is unable to provide an acceptable corrective compliance plan, penalties (currently estimated to be approximately $160 million total) may be imposed, which would be payable in future years. In 2012-13, $803.8 million in federal TANF was transferred to the California Student Aid Commission to offset State General Fund costs in Cal Grants. In 2013-14, $942.9 million in federal TANF is estimated to be transferred to the California Student Aid Commission for this purpose. The 2013-14 Proposed Budget intends to dedicate $142.8 million from the State General Fund for the CalWORKs refocusing measures enacted by new legislation in 2012.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 5.2 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.64 million in Fiscal Year 2011-12 and is projected to be 8.2 million in Fiscal Year 2012-13. Caseload is expected to increase in Fiscal Year 2013-14 by approximately 483,300 (5.89%) to 8.68 million people.

Medi-Cal expenditures are estimated to be $62.2 billion ($15.2 billion State General Fund) in Fiscal Year 2012-13 and $62.5 billion ($15.8 billion State General Fund) in Fiscal Year 2013-14. The net increase of $614.1 million in State General Fund expenditures is primarily the result of an increase in funding for federal health reform implementations and rate increases to Medi-Cal managed care health plans.

On June 22, 2012, the Department of Health Care Services ("DHCS") received federal approval of the hospital fee waiver and inpatient and outpatient Medi-Cal fee-for-service ("FFS") State Plan Amendments. These amendments and waivers were necessary to implement solutions enacted in the 2011 and 2012 Budget Acts. The approval is effective retroactive to July 1, 2011 and will continue through December 31, 2013. The fee revenue is used for providing supplemental inpatient and outpatient FFS payments to private hospitals, direct grants to both designated and non-designated public hospitals, increases in Medi-Cal managed care capitation rates for reimbursements to hospitals, and funding to the State for children's healthcare coverage. The 2012 Budget Act projects State General Fund savings of $707 million in Fiscal Year 2012-13 from the hospital fee waiver. On June 28, 2012, DHCS also received federal approval to roll over authorized but unexpended Health Care Coverage Initiative funding to the Safety Net Care Uncompensated Care Pool (assumed in the 2012 Budget Act). This approval is expected to enable the State to achieve State General Fund savings of $100 million in Fiscal Year 2012-13 and $9 million in Fiscal Year 2013-14.

Federal health care reform does the following: (1) expand the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits; (2) two expansions of Medicaid: a mandatory expansion by simplifying rules affecting eligibility, enrollment, and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally specified rate increases will be required for primary care for two years beginning January 1, 2013 and California is prohibited from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and beyond. The 2013-14 Proposed Budget has set aside $350 million State General Fund in Fiscal Year 2013-14 for the costs of the mandatory expansion (half-year impact).

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. The State reported that the UI Fund had a deficit of $10.2 billion at the end of 2012, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have a deficit of $10.0 billion at the end of 2013.

Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. Interest payments of $303.5 million and 308.2 million were made in 2011 and 2012, respectively. Given the condition of the State General Fund in those years, loans were authorized from the Unemployment Compensation Disability Fund to the State General Fund to pay the UI interest expense. The interest payment for September 2013 is estimated to be $291.2 million. Interest will continue to accrue and be payable annually until the principal on the UI loan is repaid. The interest due after Fiscal Year 2013-14 will depend on a variety of factors, including the actual amount of the federal loan outstanding and the interest rate imposed by the federal government.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 482 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% (1.15% in Fiscal Years 2009-10 and 2010-11) of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continued without change in the 2013-14 Proposed Budget.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2012 Budget Act includes $2.1 billion to fully retire this bonded indebtedness. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds, of which $219.9 million has been issued to date through the State Public Works Board. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds. The 2013-14 Proposed Budget includes $35 million in court construction funds to support the new Long Beach Courthouse service fee payment, which will total approximately $2 billion over a period of 35 years.

The State's trial court system will receive approximately $1.7 billion in State resources in Fiscal Year 2012-13 and $1.9 billion in Fiscal Year 2013-14, as well as $499 million in resources from counties in each fiscal year. The 2012 Budget Act included a State General Fund reduction of $544 million in Fiscal Year 2012-13, of which $486 million is fully offset by redirections from trial court reserves, the Administrative Office of the Courts and court construction funds. The 2013-14 Proposed Budget includes $125 million in ongoing State General Fund savings that were assumed as part of the 2012 Budget Act and also includes a one-time transfer of $200 million of court construction funds to the State General Fund to support trial court operations. This transfer will delay additional courthouse construction projects up to one year, but will allow some of the most critical projects to continue, as determined by the Judicial Council.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State

General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 39.2% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers were made in Fiscal Year 2011-12 and none are expected to be made for Fiscal Year 2012-13.

The 2012 Budget Act assumed the passage of the Governor's Initiative, which would require that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA"). The funds deposited into the EPA would support roughly $2.9 billion in increased Proposition 98 growth attributable to the revenue increase itself, and would also offset an additional $5.2 billion in base Proposition 98 Guarantee costs. The Governor's Initiative was approved by State voters at the November 2012 general election.

The 2013-14 Proposed Budget Proposition 98 guarantee level includes changes in revenues and "rebenching" of the guarantee. The major changes in revenues are the inclusion of the revenues generated from the Governor's Initiative and Proposition 39, the on-going increase in local tax revenues resulting from the elimination of redevelopment agencies and the distribution of cash assets previously held by redevelopment agencies. For Fiscal Year 2012-13, the Proposition 98 guarantee will be $53.5 billion, of which the State General Fund share is $37.5 billion, including $7.5 billion in EPA revenues, with local property taxes covering the balance. This amount would be $163 million below the level of State General Fund appropriated in Fiscal Year 2012-13; the over appropriation will be deemed as payment toward the court required amount established pursuant to the Schwarzenegger settlement agreement. Proposition 98 funding in Fiscal Year 2013-14 is proposed to be $56.2 billion. The State General Fund share in Fiscal Year 2013-14 is $40.9 billion, including $6.1 billion in EPA revenues. The Proposition 98 guarantee also is rebenched when the law requires an adjustment to reflect a shift in revenue or movement of programs into or out of the Proposition 98 guarantee. The total impact of various rebenchings and changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the Fiscal Year 2013-14 Proposition 98 guarantee level of $56.2 billion.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation, and Propositions 30 and 39, which were passed in November 2012.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund. The BSA is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State was able to borrow up to 8% of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approved the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the Statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2012 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. Pursuant to Proposition 1A, the State is required to repay the local government borrowing no later than June 15, 2013. The 2012 Budget Act includes $2.1 billion to fully retire the outstanding bond obligations to be paid from the State General Fund.

In accordance with the authorizing legislation, these bonds will be repaid by June 15, 2013 with the sums appropriated in the 2012 Budget Act. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of 2% per annum. The 2012 Budget Act includes $109 million for these principal and interest payments, which arrangement continues unchanged in the 2013-14 Proposed Budget.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition 1A of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). The 2011 Budget Act included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the tax system. The 2012 Budget Act, however, included $83 million to repay a portion of past suspensions, and the 2013-14 Proposed Budget continues these repayments.

Local Government Funds (Proposition 22 of 2010). On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure jeopardized an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which will grow to over $1 billion by Fiscal Year 2013-14.

Increases in Taxes or Fees (Proposition 26 of 2010). On November 2, 2010, voters approved this measure, which revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

Sources of Tax Revenue

In Fiscal Year 2011-12, approximately 92% of the State's General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes. On October 10, 2012, the State Controller's Office issued its report on cash receipts and other revenues for September 2012, noting that personal income tax revenues were $112.3 million above the amount projected in the 2012 Budget Act, sales taxes were $87.5 million below projections and corporate tax revenues were $74.8 million below projections. On a fiscal year-to-date basis personal income tax revenues ($11.36 billion) were $347.0 million higher than 2012 Budget Act projections, sales taxes ($4.56 billion) were $195.3 million below projections, corporate tax revenues ($1.08 billion) were $120 million below projections and other revenues ($1.04 billion) were $235.3 million below projections. Total fiscal year-to-date revenues ($18.04 billion) were $203.5 million below projections.

Personal Income Tax. The California personal income tax, which accounted for 61.8% of State General Fund tax revenues in Fiscal Year 2011-12, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 40.9% of the total personal income tax in the 2010 tax year. Personal income taxes are projected to account for 63.6% of State General Fund revenues and transfers in Fiscal Year 2012-13 and 62.7% in Fiscal Year 2013-14.

The 2013-14 Proposed Budget revenue projections include the revenue expected from the implementation of the Governor's Initiative. This measure provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000. Tax rates for single filers will start at incomes one half those for joint filers. These additional rates will remain in effect for seven years, commencing for calendar year 2012. It is estimated that the additional revenue from the addition of the three new tax brackets will be $3.2 billion in Fiscal Year 2011-12, $4.8 billion in Fiscal Year 2012-13, and $4.9 billion in Fiscal Year 2013-14.

Consistent with current law at the time of the forecast, the 2013-14 Proposed Budget reflects the potential behavioral impacts of federal tax law changes. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 reduced taxes for dividend income, capital gains, and other income. These tax reductions were set to expire after 2010. However, late in 2010, they were extended through 2012. In addition, a 3.8% surtax on specified unearned income went into effect on January 1, 2013. For the 2013-14 Proposed Budget, the DOF made assumptions that in 2012 some taxpayers would respond to the potential rate changes by accelerating 20% of projected 2013 capital gains into 2012. It was also assumed that 10% of projected 2013 dividends and 1.1% of wages would be accelerated to 2012, thereby increasing receipts in Fiscal Year 2012-13, but reducing income tax receipts for Fiscal Year 2013-14. While federal tax cuts expired for high income earners (married filers over $450,000) but were extended for other taxpayers, because Congress did not act until January 2013, it is expected that the income shifts that were assumed in the forecast actually occurred.

In addition, DOF estimated additional income of $286 million in Fiscal Year 2011-12 and $699 million in Fiscal Year 2012-13 from the Facebook initial public offering. Preliminary analysis indicates the estimate for Fiscal Year 2011-12 has been realized, and that a significant majority of the receipts from the Fiscal Year 2012-13 estimate has been realized as well. As a result of the passage of the Governor's Initiative, the Administration is projecting additional Facebook initial public offering related income tax revenue of $137 million in 2011-12 and $91 million in Fiscal Year 2012-13.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. The 2013-14 Proposed Budget projects that capital gains will account for 9.1% of State General Fund revenues and transfers in Fiscal Year 2012-13 and 6.4% in Fiscal Year 2013-14.

Sales and Use Tax. The sales and use tax, which accounted for 21.4% of State General Fund tax revenues in Fiscal Year 2011-12, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Sales and use taxes are projected to account for 21.7% of State General Fund revenues and transfers in Fiscal Year 2012-13 and 23.6% in Fiscal Year 2013-14.

As of January 1, 2013, the breakdown of the base State and local sales tax rate of 7.50% is as follows: 3.9375% is imposed as a State General Fund tax; 0.25% is dedicated to the Education Protection Act, as per the Governor's Initiative; 1.0625% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

The Governor's Initiative added a 0.25% additional sales tax rate from January 1, 2013 through December 31, 2016. The Governor's Initiative also includes a provision guaranteeing that the 1.0625% of the sales tax rate is dedicated to the Local Revenue Fund 2011 and explicitly states that this sales tax revenue does not constitute a State General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625% of the sales tax rate is expected to generate $5.508 billion in Fiscal Year 2012-13 and $5.924 billion in Fiscal Year 2013-14.

Legislation passed as part of the 2011 Budget Act provides for certain companies making internet sales which have a sufficient nexus with the State to collect and remit use tax to the State, commencing in September 2012. The DOF has estimated about $100 million of additional revenue from this source in Fiscal Year 2012-13, but there is substantial uncertainty about this number since the State has no experience with this method of taxation.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2013.

Corporation Tax. Corporation tax revenues, which accounted for 9.1% of State General Fund tax revenues in Fiscal Year 2011-12, are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 3.6% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation). Corporation taxes are projected to account for 7.9% of State General Fund revenues and transfers in Fiscal Year 2012-13 and 9.3% in Fiscal Year 2013-14.

Recent legislation is expected to reduce corporation tax revenues by about $1.3 billion in Fiscal Year 2012-13, and by approximately $1.2 billion on an ongoing basis beginning in Fiscal Year 2013-14. The passage of Proposition 39, on November 6, 2012 reverses portions of these recent tax changes, resulting in an estimated $1 billion of new revenue annually, only a small part of which would be received in Fiscal Year 2012-13. Further, this measure dedicates about half of the new revenues in Fiscal Years 2013-14 to 2017-18 to energy programs.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11, and is estimated to be $239 million in Fiscal Year 2012-13 and $149 million in Fiscal Year 2013-14.

Other Taxes. Other State General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees. The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax through 2010. The provisions of this federal act expired after 2010. The recently enacted American Taxpayer Relief Act of 2012 permanently eliminated state death tax credit beginning January 1, 2013.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 30% of all special fund revenues in Fiscal Year 2013-14. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2013-14, $11.9 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

State Economy and Finances

The economic downturn of the last few years adversely affected the State's budget situation. Despite the economy's gradual recovery, in 2011, the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years. The State's fiscal challenges were exacerbated by unprecedented levels of debts, deferrals and budgetary obligations accumulated over the prior decade. The 2011 Budget Act and the 2012 Budget Act rejected the past approach of over-relying on one-time solutions. The last two budgets addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. Specifically, 76% of the structural deficit has been addressed through spending cuts in health and human services, corrections, education, and other areas. With the significant spending cuts enacted over the past two years and new temporary revenues provided by the passage of the Governor's Initiative, the 2013-14 Proposed Budget projects that the State will end Fiscal Year 2012-13 with a positive reserve. Further, the State's budget is projected to remain balanced for the foreseeable future. In addition, continued moderate growth in California's economy is expected to produce an improvement in State General Fund revenue through the end of Fiscal Year 2013-14. Even with this plan, risks to the budget remain. Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term. Another threat is the overhang of billions of dollars of obligations which were deferred to balance budgets during the economic downturn. In addition, the exact level of capital gains and income growth for top earners remains uncertain, which will have a major impact on personal income tax receipts.

2011 Budget Act. The 2011 Budget Act included the following major State General Fund components:

Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2011-12 was $48.7 billion, of which $32.9 billion was funded from State General Fund. The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12. Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fiscal Year 2011-12.

K-12 Education. A total of $35.8 billion was allocated for K-12 education programs for Fiscal Year 2011-12, of which $34.3 billion was funded from the State General Fund. The remaining funds included special and bond funds.

Higher Education. Total funding of $11.1 billion, including $10.2 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds included special and bond funds.

Health and Human Services. Total funding of $37.1 billion, including $23 billion from the State General Fund, for Health and Human Services programs. The remaining funds included special and bond funds.

Prison Funding. Total funding of $9.8 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. Legislation enacted as part of the 2011 Budget Act eliminated redevelopment agencies ("RDAs") but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts. The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 State General Fund expenditures in Fiscal Year 2011-12. With the result of the Matosantos decision, all RDAs were terminated as of February 1, 2012 and the alternate choice to pay funds was declared unconstitutional. As a result, the State revised its projections to show a State General Fund budget gain of $133 million in Fiscal Year 2011-12.

Realigning Services to Local Governments. The 2011 Budget Act included a major realignment of public safety programs from the State to local governments. The implementation of the Community Corrections Grant Program will move lower-level offenders from State prisons to counties and reduce the number of parole violators in the State's prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funded the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing State sales tax rate ($5.1 billion) and (2) the redirection of VLF revenues ($453.4 million). As a result of the realignment, the State expected State General Fund savings from the realigned programs to be about $2.6 billion in Fiscal Year 2011-12 (primarily from a reduction in the Proposition 98 Guarantee).

The 2011 Budget Act recognized the potential risk to the State's fiscal condition if the projected revenues do not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions if subsequent Fiscal Year 2011-12 revenue projections are more than $1 billion lower than projected under the 2011 Budget Act. If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented. If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur. A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments. Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions. As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall. Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by State General Fund reserves or carried over to Fiscal Year 2012-13.

On December 13, 2011 the DOF determined that $981 million in trigger reductions would have to be made, based on a projection that Fiscal Year 2011-12 revenues would be $2.205 billion lower than projected in the 2011 Budget Act. The reductions consisted of $551 million in cuts to higher education, health and human services, and public safety, $350 million in cuts from eliminating the home-to-school transportation program and reducing community college apportionments, and $80 million of cuts from K- 12 school apportionments. Subsequent legislation restored the funding for home-to-school transportation and instead made the cuts across the board to K-12 schools. A later court injunction halted about $100 million of the reductions.

2012 Budget Act. The 2013-14 Proposed Budget revised various revenue and expenditure estimates for Fiscal Year 2012-13. The 2013-14 Proposed Budget projects that the State will end Fiscal Year 2012-13 with a positive reserve of $167 million, compared to a positive $948 million reserve estimated at the time of the 2012 Budget Act, a decrease of $0.8 billion. State General Fund revenues and transfers for Fiscal Year 2012-13 are projected at revised $95.4 billion, which is $0.5 billion lower than the 2012 Budget Act's estimate of $95.9 billion. State General Fund expenditures for Fiscal Year 2012-13 were projected at $93.0 billion, an increase of $1.7 billion compared with the 2012 Budget Act's estimate of $91.3 billion.

In addition to the Governor's Initiative, the 2012 Budget Act contained the following major State General Fund components:

Proposition 98. The Proposition 98 guarantee for Fiscal Year 2012-13 is $53.6 billion, of which $36.8 billion is funded from the State General Fund.

K-12 Education. A total of $38.9 billion for K-12 education programs for Fiscal Year 2012- 13, of which $37.8 billion is funded from the State General Fund and the EPA. The remaining funds include special and bond funds.

Higher Education. Total State funding of $10.0 billion, including $9.4 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds.

Child Care. The 2012 Budget Act reflects total child care savings of $294.3 million in non-Proposition 98, resulting in the elimination of 14,000 child care slots.

Health and Human Services. Total funding of $45.5 billion, including $26.7 billion from the State General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

Prison Funding. Total funding of $8.9 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. The 2012 Budget Act includes a total of $3.155 billion from the elimination of RDAs as an offset to Proposition 98 costs. Of this amount, $1.676 billion is from property taxes which will be distributed to local school districts (about $685 million of which is attributable to taxes from Fiscal Year 2011-12), and $1.479 billion is from distribution of excess RDA cash and liquidation of assets.

Cap and Trade. In Fiscal Year 2012-13, the Air Resources Board will begin auctioning greenhouse gas emission allowances, which will trade on the open market, as a market-based compliance mechanism authorized by the California Global Warming Solutions Act. Proceeds from the cap and trade auctions are expected to be approximately $1 billion in Fiscal Year 2012-13, of which $500 million is budgeted to offset State General Fund costs.

2013-2014 Proposed Budget. On January 10, 2013, the Governor released his budget proposal for the coming fiscal year and updated projections for the remainder of Fiscal Year 2012-13. The 2013-14 Proposed Budget projects, based on the various assumptions and proposals it contains, that the State will end Fiscal Year 2012-13 with a positive reserve of $167 million. The 2013-14 Proposed Budget invests in both K-12 and higher education, and expands health care coverage as the State implements federal health care reform. For the first time in several years, the proposed budget does not project that corrective measures will be necessary to avoid a year-end deficit in the current fiscal year. State General Fund revenues and transfers for Fiscal Year 2013-14 are projected at $98.5 billion, an increase of $3.1 billion or 3.3% compared with revised estimates for Fiscal Year 2012-13. State General Fund expenditures for Fiscal Year 2013-14 are projected at $97.7 billion, an increase of $4.7 billion or 5.0% compared with revised estimates for Fiscal Year 2012-13. The vast majority of spending growth is the result of a reinvestment in education and health care.

The 2013-14 Proposed Budget has the following significant components by major program area:

Proposition 98. Proposition 98 funding of $56.2 billion for Fiscal Year 2013-14, of which $40.9 billion is funded from the State General Fund. The 2013-14 Proposed Budget also proposes to repay approximately $1.8 billion in budgetarily-deferred Proposition 98 payments to fund programs and increase budget transparency. In addition to revenues provided by the Governor's Initiative, schools and community colleges also benefit from the passage of Proposition 39. For Fiscal Year 2013-14, Proposition 39 will result in a $526 million increase in the Proposition 98 guarantee level. The 2013-14 Proposed Budget intends to transfer $450 million of the revenues generated in Fiscal Year 2013-14 into a special fund for energy efficiency projects in schools and community colleges, consistent with the provisions of Proposition 39.

Higher Education. The 2013-14 Proposed Budget intends total State funding of $11.5 billion, including $11.1 billion from the State General Fund, for all major segments of Higher Education.

Health and Human Services. The 2013-14 Proposed Budget provides for total State funding of $45.2 billion, including $28.4 billion from the State General Fund.

Prison Funding. The 2013-14 Proposed Budget provides for total State funding of $11.1 billion, including $8.8 billion from the State General Fund, for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. Legislation enacted in 2011 eliminated redevelopment agencies ("RDAs") and replaced them with locally organized successor agencies tasked with retiring the former RDAs' outstanding debts and other legal obligations. As of the 2013-14 Proposed Budget, the elimination of RDAs is projected to offset $1.1 billion of Proposition 98 costs in Fiscal Year 2013-14.

Other Revenues and  Transfers. The 2013-14 Proposed Budget intends to delay until future years approximately $1 billion of repayments from the State General Fund to special funds which had previously been projected to be paid in Fiscal Year 2013-14.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Action Challenging Cap and Trade Program Auctions. In California Chamber of Commerce, et al. v. California Air Resources Board, business interests and a taxpayer challenge the authority of the California Air Resources Board to conduct auctions under the State's cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution. A hearing is scheduled for May 31, 2013.

Actions Challenging School Financing. In Robles-Wong, et al. v. State of California and California Teachers Association Complaint in Intervention, plaintiffs challenge the constitutionality of the State's "education finance system." Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and the California Teachers Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters were dismissed. Plaintiffs in each matter have appealed those dismissals.

In California School Boards Association v. State of California, the plaintiff has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs. If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

In California School Boards Association, et al. v. State of California, et al., plaintiffs allege that the State improperly calculated the amount required to be spent on education pursuant to Proposition 98 by approximately $2.1 billion in Fiscal Year 2011-12. Plaintiffs contend that the $5.1 billion in sales and use taxes transferred to help fund the cost of realignment of certain services previously provided to local governments should have been counted as State General Fund revenue for purposes of Proposition 98. Plaintiffs do not challenge the realignment plan but seek a writ of mandate compelling the State to recalculate the funding guarantees required by Proposition 98, as well as similar injunctive and declaratory relief. On June 1, 2012, the trial court denied the petition for writ of mandate. Plaintiffs appealed. The appellate court granted the State's motion to dismiss the appeal based on the passage of the Governor's Initiative which amended the California Constitution to exclude the $5.1 billion in use and sales taxes at issue in this case from the Proposition 98 calculation.

Actions Challenging Statutes Which Reformed California Redevelopment Law. In California Redevelopment Association, et al. v. Matosantos, et al., the California Supreme Court upheld the validity of legislation dissolving all local RDAs and invalidated a second law that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so. A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California, raises the same theories advanced in Matosantos, and also contains various other procedural challenges. On January 27, 2012, the trial court denied plaintiffs' motion for a preliminary injunction. A notice of appeal filed by the plaintiffs to stay portions of the legislation was denied by the appellate court.

Several pending cases challenge the constitutionality of legislation requiring successor agencies to the RDAs to remit by July 2012 certain property tax revenues for Fiscal Year 2011-12 that the successor agency had received, or face a penalty. City of National City et al v. Matosantos, Morgan Hill Economic Development Corporation, et al. v. Office of State Controller, et al., Inland Valley Development Agency v. Chiang, City of Union City v. Matosantos, City of Orange, et al. v. State of California Department of Finance, et al., City of  Bellflower et al. v. Matosantos et al and League of California Cities et al v. Matosantos et al.  League of California Cities, is alleged to be filed on behalf of all California cities and successor agencies of former RDAs, but no class has yet been certified.

In City of San Diego, et al. v. Matosantos, et al., plaintiffs assert that two agreements to reimburse the City of San Diego a total of $271 million to pay debt service on bonds are enforceable obligations payable from redevelopment revenues.

In City of Irvine v. Matosantos, plaintiffs assert that a former RDA's pledge of $1.4 billion to build the Orange County Great Park qualifies as an enforceable obligation under state law. In Affordable Housing Coalition v. Sandoval, plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory.

Another challenge has been filed by plaintiffs who insured bonds issued by now dissolved RDAs. In Syncora Guarantee Inc., et al v. State of California, et al, plaintiffs allege that the governing legislation constitutes an impairment of contract and a taking of property without just compensation, in violation of both the U.S. and California Constitutions. Plaintiffs seek injunctive relief, including an order requiring the tax revenues remitted by the successor agencies to local taxing entities be returned and held in trust for the bondholders until the bonds are paid.

In County of Orange v. Matosantos, plaintiff county asserts that its former RDA's pledge of $346 million to develop numerous projects qualifies as an enforceable obligation under the law. Plaintiff seeks a declaration that the pledge constitutes an enforceable obligation, and a writ ordering DOF to approve the obligation. Similarly, in City of Emeryville, et al. v. Matosantos, plaintiffs assert that various agreements entered into by the City's former RDA and by the successor agency to the former RDA qualify as enforceable obligations under the law. Plaintiffs seek a writ ordering the DOF to approve the obligations and declaratory and injunctive relief that funds associated with the agreements are not available for transfer to local taxing entities.

Actions Challenging Required Contribution by Redevelopment Agencies. Petitioners in California Redevelopment Association, et al. v. Genest, et al., also challenged the constitutionality of the legislation requiring local RDAs to remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. The trial court denied the petitions in both matters, and petitioners in both  matters appealed. The appellate court affirmed the trial court rulings.

Action Challenging Allocation of Vehicle License Fees. In League of California Cities, et al. v. John Chiang, et al., petitioners seek a writ to block implementation of the Legislature's allocation of $489 million of VLF revenue for Fiscal Year 2011-12 to local government for specific local law enforcement activities. Petitioners allege that the allocation is unconstitutional and that the VLF revenue must be allocated to local governments as general purpose revenue. The trial court has heard argument and took the matter under submission.

Action Regarding Furlough of State Employees. In several cases, petitioners challenged the former Governor's executive orders issued in December 2008, July 2009 and July 2010 directing the furlough without pay of State employees. On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act. (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.) The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. (PECG v. Schwarzenegger; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; and Service Employees International Union, Local 1000 v. Schwarzenegger, et al.).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. The pending cases include the following:

Two cases are pending in trial court that challenge the furloughs of certain categories of employees, such as those paid from funds other than the State General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court's decision. These two cases are PECG v. Schwarzenegger, et al. and California Association of Professional Scientists v. Schwarzenegger; et al. The trial court granted the petition, in part, finding that two furloughed days in March 2011 were unlawful for certain employees. The State appealed.

In Morgan v. Schwarzenegger, an individual State employee alleges the furlough orders were invalid and seeks back pay. The trial court denied the petition and the plaintiff has filed a notice of appeal. In Acosta v. Henning, et al., petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions. The trial court entered judgment in the State's favor and petitioners appealed. On appeal, petitioners do not challenge the furloughs but request an order that the Board comply with federal guidelines for resolution of appeals regarding benefits and, if it does not do so, pay the benefits at issue. The court of appeals affirmed the trial court ruling. At this time it is unknown what fiscal impact this claim would have on the State General Fund. In Tyler, et al. v. Brown, et al., State employees, who have alleged their claims as a class action, challenge the furlough orders, the elimination of two paid holidays and an increase to the amount of their required pension contribution. Plaintiffs further allege a claim on behalf of all State taxpayers who were allegedly deprived of the income tax that the State would have received had the employees received full pay but for the furloughs. Plaintiffs allege that their claims have not yet been adjudicated by prior furlough-related litigation.

In Horton v. Brown, et al., plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees. The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed. The trial court granted the State's motion to strike certain claims and plaintiff appealed. Because the putative class is limited, any fiscal impact on the State General Fund is expected to be modest.

Tax Refund Cases. Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. The trial court ruled for the State in each of these matters, but the appellate court ruled in favor of the taxpayers. The California Supreme Court is reviewing. If the Gillette taxpayers are ultimately successful in their suit for refund, the vast majority of the revenue loss may not occur for several years, but could reach an estimated $750 million. Legislation was adopted in June 2012 which is intended to mitigate the effect of a possible ultimate loss in these cases. However, the State may face a loss of up to an estimated $150 million in Fiscal Year 2012-13, depending on the outcome of the litigation, including any appeals.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. It has been recommended that the two cases be consolidated. If either case proceeds as a class action, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A second case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization, the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal. The adverse ruling in Nortel, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters. In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the Environmental Protection Agency's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California). ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts. The October 2012 trial date for this matter has been postponed for one year to permit the parties to continue settlement negotiations. It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. The State denies plaintiffs' claims. The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. The trial court granted the State's motion for summary judgment and the plaintiffs appealed.

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG), environmental and mining interests challenge the State's regulation of suction dredge gold mining. After initially prohibiting such mining except pursuant to a permit, the Legislature subsequently placed a moratorium on all suction dredging. The cases have been consolidated for hearing by the court. One of these matters, The New 49'ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits State regulation of suction dredge mining on federal land. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board, another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims. In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang. Both Suever and Taylor are styled as class actions but to date no class has been certified. The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. The district court granted the State's motion for summary judgment on all remaining claims in Suever, and plaintiffs appealed. The Ninth Circuit affirmed and the U.S. Supreme Court denied review of plaintiffs' claims for interest and restitution. Meanwhile, the Taylor plaintiffs have amended their complaint to allege that the Controller applies the Unclaimed Property Law's notice requirements in ways that violate state and federal law, and the district court granted the State's motion to dismiss plaintiffs' claims. Plaintiffs have appealed this ruling to the Ninth Circuit.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court's rulings until 2013. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State will vigorously pursue its appeal of this unprecedented award.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial then proceeded on plaintiffs' claims for refund amounts. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State's receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed.

A series of federal court cases challenging State legislation requiring reductions in Medi-Cal were argued before the U.S. Supreme Court last year and remanded to the Ninth Circuit Court of Appeals, where they are now in mediation. In Independent Living Center of Southern California, et al. v. Shewry, et al., California Pharmacists Association, et al. v. Maxwell-Jolly, et al. and Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al., the district court enjoined certain of the reductions and the Ninth Circuit affirmed. After the U.S. Supreme Court heard argument but before it decided the cases, DHCS reached an agreement with the federal government under which DHCS withdrew most of its pending requests for approvals of the reductions. The U.S. Supreme Court vacated the judgment and remanded the matters to the Ninth Circuit for further review in light of the federal government's intervening action approving the State's plan to implement the rate reductions. The parties are currently mediating their remaining claims regarding the reductions.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request. Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living  Center case, above, after final disposition of that case. The matter is stayed pending final resolution in the Independent Living Center matter. A final decision adverse to the State in this matter could result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the DHCS' use of reduced published average wholesale price data to establish reimbursement rates. The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the DHCS' reimbursement rate methodology. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of Independent Living Center. The Ninth Circuit has lifted the stay. The parties have requested mediation. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The trial court granted the petition of the plaintiffs and ordered the DHCS to conduct an annual review of reimbursement rates for physicians and dentists. A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief. The case was stayed pending the decision of the Ninth Circuit in other rate cases, but granted plaintiffs' unopposed motion to lift the stay and file a first amended complaint. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Association of Health Facilities v. Maxwell-Jolly, consolidated with Developmental Services Network, et al., v. Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09. Plaintiffs seek declaratory and injunctive relief. Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. These two cases are now consolidated. The district court granted a preliminary injunction but the Ninth Circuit stayed the preliminary injunction pending the decision on the State's appeal. On March 19, 2012, the district court granted plaintiffs' request to amend their complaint, and stayed the consolidated cases. At this time, it is unknown what fiscal impact these matters will have upon the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the State General Fund.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions that were approved by the federal government in October 2011 with an effective date of June 1, 2011. Managed Pharmacy Care, et al., v. Sebelius, California Medical Assoc., et al., v. Douglas, California Medical Transportation Assoc. Inc., v. Douglas and California Hospital Association, et al., v. Douglas. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and state DHCS appealed to the Ninth Circuit Court of Appeals. The Ninth Circuit reversed the district court, vacated the preliminary injunctions, and remanded the case. Plaintiffs have filed petitions for rehearing in the Ninth Circuit.

Local Government Mandate Claims and Actions. In Department of Finance v. Commission on State Mandates, the DOF filed a petition for writ of mandate challenging a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program. Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego  Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State  Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year. The trail court denied the DOF's writ petition.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care. A third case, Perez v. Cate regarding dental health care, was dismissed. A fourth case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the

State's budget process. However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

On January 7, 2013, the State moved to terminate the Coleman matter arguing that the prison mental health-care system is constitutional. The State also moved to vacate the three judge panel's prisoner-release order arguing that further population reductions are unnecessary in order for the State to provide appropriate health care to the prison population.

Actions Regarding Proposed Sale of State-Owned Properties. Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law. Epstein, et al. v. Schwarzenegger, et al. Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. This matter has been transferred and coordinated with the Epstein matter.

Connecticut

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially and trailed the national average markedly during the past four decades. In April 2010, Connecticut had a population count of over 3.57 million, an increase of 4.9% from the 2000 figure. This growth rate was higher than the regional growth rate (3.7%), but lower than the national one (9.7%). Connecticut's mid-year 2011 population of 3.58 million was an increase of 4.3% from 2001, compared to 3.2% in New England and 9.3% for the nation.

Personal Income and Gross State Product. The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional growth rates for the period from 2000 to 2009. Since then, the State's annual growth in gross state product has mostly performed better than the region, but mostly slower than the nation. Per capita personal income for Connecticut residents in 2010 was $54,877, the highest of any state and 137% of the national average. In 2010, the State produced $237.3 billion worth of goods and services and $211.3 billion worth of goods and services in 2005 chained dollars. In 2010, the State's output was concentrated in three areas: finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 70.4% of the State's total production. The output from manufacturing, however, has been decreasing over time as the contributions from FIRE and other services have been increasing.

Employment. Non-agricultural employment includes all persons employed except federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers. The State's non-agricultural employment reached a high in the first quarter of 2008 with 1,710,170 persons employed, but began declining with the onset of the recession falling to 1,593,500 jobs by January 2010. In 2010, the largest sectors of non-agricultural employment were services (43.0%), trade (18.0%) and government (15.2%). The average non-agricultural employment in 2010 was 1,608,960 and the average non-agricultural employment for the first six months of 2011 was 1,621,300.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006. The recent recession, however, caused the unemployment rate to rise to 8.3% for 2009, compared with the national average for the same period of 9.3%. The State's average unemployment rate was 9.1% for 2010, and the nation's average during the same period was 9.6%. The State's average unemployment rate as of December 2011 was 8.9%, compared to a national average of 9.0%. Preliminary estimates indicate that the State's unemployment rate was 7.9% for 2012, compared to a national average of 8.2%.

Manufacturing. The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2011, based on the level of personal income derived from this sector, Connecticut ranked seventeenth in the nation for its dependency on manufacturing wages. A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 166,183 in 2010. The total number of manufacturing jobs has dropped 60,517 (26.7%) from the decade high in 2001.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 89.7% in 2010. The trend in this sector has diluted the State's dependence on manufacturing. Over the last ten years employment in the service industry and by state and local governments expanded by 47,542 workers and 2,192 jobs, respectively, amid a time when all non-manufacturing jobs registered a decrease of 11,900 jobs. Without these two sectors, total non-manufacturing employment would have been down 61,633 jobs. From 2000 to 2010, Connecticut had a total loss of 72,417 jobs in non-agricultural employment. Of those total losses, only 16.4% were in the non-manufacturing sector, versus a loss of 83.6% in the manufacturing sector.

The State, together with the nation as a whole, continues to face economic and fiscal challenges brought on by the recent recession. The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, whenever the State's cumulative monthly financial statement indicates a projected State General Fund deficit greater than 1% of the total State General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.

Fiscal Accountability Reports. The Office of Policy and Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based. Based on fiscal accountability reports submitted on November 15, 2012, OFA projected State General Fund deficit for Fiscal Years 2013-16 of $320.7 million, $1.14 billion, $1.02 billion and $934.1 million, respectively. OPM, in its report, projected a State General Fund deficit of $365.0 million for Fiscal Year 2013 and deficits for Fiscal Years 2014-16 of $1.08 billion, $858.6 million and $807.1 million, respectively. OPM projected these current services estimates to exceed the State's expenditure cap by $1.24 billion, $1.81 billion and $2.24 billion in Fiscal Years 2014-16, respectively. OFA similarly projected these current services estimates to exceed the State's expenditure cap by $1.36 billion, $2.01 billion and $2.41 billion in Fiscal Years 2014-16, respectively. Thus, significant expenditure reductions will be needed to remain below the expenditure cap. Factoring in only those total expenditures allowed by the expenditure cap, as opposed to expenditures based on the costs of continuing current operations, OPM projected State General Fund surpluses of $100.0 million, $829.4 million and $1.275 billion in Fiscal Years 2014-16, respectively.

Consensus Revenue Estimates. OPM and OFA must issue consensus revenue estimates each year by October 15, which must cover a five-year period that includes the current biennium and the three following fiscal years. However, the General Assembly has passed, and the Governor is expected to sign into law, a bill which extends the consensus revenue deadlines from October 15 to November 10 of each year. Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed. On April 29, 2012, OPM and OFA issued consensus State General Fund revenue estimates for Fiscal Years 2011-14 of $18.53 billion, $16.79 billion, $17.65 billion and $18.88 billion, respectively. OPM and OFA issued on November 9, 2012, a consensus revision of their previous revenue estimates. The revised State General Fund revenue estimates for Fiscal Years 2012-16 are $18.55 billion, $19.02 billion, $19.72 billion, $21.03 billion and $22.14 billion, respectively.

Budget Reserve Fund. The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BRF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly. In any fiscal year, when the amount in the BRF equals 10% of the net State General Fund appropriations, no further transfers are made into the BRF. By statute, the Treasurer was directed to transfer, and did transfer, nearly $1.28 billion from the BRF to the State General Fund to be used as revenue for Fiscal Year 2009-10. The Treasurer also transferred $103.2 million from the BRF to the State General Fund to be used as revenue for Fiscal Year 2010-11. These transfers reduced the BRF to $0.

State General Fund. The State finances most of its operations through the State General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. Legislation was passed in 2011 directing a transition from the use of a modified cash basis of accounting to the application of Generally Accepted Accounting Principles ("GAAP"). Beginning in Fiscal Year 2013, the Comptroller's annual report shall be submitted to the Governor by September 30th and prepared in accordance with GAAP. The 2011 legislation also requires that certain amounts of unappropriated surplus be reserved to address the GAAP deficit. This legislation requires that the budget, commencing with Fiscal Year 2013-14, be prepared on a GAAP basis. Commencing in Fiscal Year 2013-14, the Governor shall account for the projected amount necessary to extinguish any unreserved negative balance for the prior year before the start of the biennium.

To address the GAAP deficit expected to exist when the transition to GAAP occurs in Fiscal Year 2013-14, if the Comptroller determines that an unappropriated surplus exists in the State General Fund, the Comptroller shall reserve an amount, not to exceed $75 million for Fiscal Year 2011-12 and $50 million for Fiscal Year 2012-13, before any other reserve required by statute is determined, these amounts reserved are to be applied to any net increase in an unreserved negative State General Fund balance beyond the amount reported by the Comptroller as of June 30, 2011. Further, after the accounts for Fiscal Year 2013-14 and each fiscal year thereafter are closed, if the Comptroller determines that an unappropriated surplus exists in the State General Fund, the Comptroller shall reserve an amount equal to the increment of the deferred charge determined by the Comptroller for such fiscal year, before any other reserve required by any provision of the general statutes is determined.

Budget for Fiscal Years 2009-10 and 2010-11. On June 3, 2009, the General Assembly adjourned its regular session without adopting a biennial budget for Fiscal Years 2009-10 and 2010-11. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The

State continued to run its operations pursuant to Executive Orders issued by the Governor. Authorization to pay debt service on the State's general obligation bonds remained unaffected. The Executive Orders covered the months of July, August and the portion of September until the approval of a budget for Fiscal Year 2009-10.

In special session, the General Assembly passed the biennial budget for Fiscal Years 2009-10 and 2010-11, which, for Fiscal Year 2009-10, included State General Fund revenues of approximately $17.38 billion and net appropriations of approximately $17.37 billion, resulting in a projected surplus of approximately $0.8 million. The budget for Fiscal Year 2010-11 included State General Fund revenues of approximately $17.592 billion and net appropriations of approximately $17.591 billion, resulting in a projected surplus of approximately $0.9 million.

The enacted biennial budget raised net revenues from three major resources: (i) grants from the American Recovery and Reinvestment Act ("ARRA"); (ii) transfers from other State funds to the State General Fund and securitizations; and (iii) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs totaled $878.9 million in Fiscal Year 2009-10 and $594.8 million in Fiscal Year 2010-11. Major revenue transfers included moving BRF funds of $1.04 billion and $342 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget increased the highest income tax bracket from 5% to 6.5%, which was expected to raise approximately $594 million and $400 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget also imposed a 10% corporate surcharge on certain companies and increased the cigarette tax by $1.00, which, in the aggregate, was expected to raise an additional $322.5 million through Fiscal Year 2010-11.

The significant changes in appropriations were from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal service reductions were estimated to save approximately $191 million and $193.7 million in Fiscal Years 2009-10 and 2010-11, respectively. Savings from certain entitlement programs were estimated to be approximately $192 million and $295 million in Fiscal Years 2009-10 and 2010-11, respectively. Certain education grant reductions were estimated to save $22.7 million in both fiscal years.

In addition, the Fiscal Year 2010-11 budget required the State to develop a financing plan that was expected to result in net proceeds of up to $1.29 billion to be used as general revenues during such fiscal year, which could have included bond securitizations. The budget also required the State to develop a plan to sell State assets that was expected to result in net proceeds of up to $15 million to be used as general revenues during Fiscal Year 2009-10 and $45 million to be used as general revenues during Fiscal Year 2010-11. In addition, the budget for Fiscal Year 2009-10 required a reduction of $473.3 million in expenses from budgeted amounts. The budget for Fiscal Year 2010-11 required a reduction of $515.2 million of expenses from budgeted amounts. The budget was $840.9 million below the expenditure cap in Fiscal Year 2009-10 and $589.9 million below the expenditure cap in Fiscal Year 2010-11.

Fiscal 2009-10 Operations. On November 24, 2009, the Governor delivered a plan to address a potential deficit of $466.5 million in the State General Fund for Fiscal Year 2009-10 to the General Assembly. Because the Comptroller certified that State tax revenues for Fiscal Year 2009-10 would not be within 1% of original projections, a plan to reduce the State's sales tax rate by 0.5% did not take effect in January 2010. The elimination of the rate reduction precluded an estimated revenue loss of $129.5 million, leaving a deficit of $337 million still to be closed. The deficit mitigation plan included spending cuts made under the Governor's authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor's plan called for an additional $19.3 million in rescissions and $16.8 million in program cuts, including reductions in certain programs and delays in the implementation of others. The Governor's plan also recommended $116.3 million in program reductions that will require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates. The plan called for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund. The plan also called for a reduction of 3% in state aid to municipalities, saving the State approximately $84 million. The Governor submitted another deficit mitigation plan on March 1, 2010. On April 14, 2010 the bill was passed and signed into law. The bill provided for a net reduction in the anticipated State General Fund deficit for Fiscal Year 2009-10 of $323.3 million and a net increase in the State General Fund deficit for Fiscal Year 2010-11 of $34.2 million.

Midterm Budget Adjustments for Fiscal Year 2009-10 and 2010-11. The General Assembly concluded its legislative session on May 5, 2010, which included midterm budget adjustments for Fiscal Years 2009-10 and 2010-11. The General Assembly passed a bill which closed a current services gap of $416.5 million for Fiscal Year 2010-11. The General Assembly projected State General Fund revenues at approximately $17.67 billion and appropriated approximately $17.66 billion, with an estimated surplus of $0.2 million for Fiscal Year 2010-11. The projected State General Fund revenue was $70.6 million higher than the originally enacted budget. This net increase in revenue included: (1) a reduction of $105.2 million in expenses resulting from the impact of the deficit mitigation plan; (2) a downward adjustment in projected revenue of $75.8 million; and (3) an increase of $251.6 million by adopting changes in certain policy measures consisting of (i) a reduction of $334.7 million from the originally planned securitization of $1.29 billion in economic recovery revenue bonds ("ERBs"); (ii) an increase of $365.6 million in federal grants; (iii) a $140 million transfer of revenue from the projected Fiscal Year 2009-10 surplus; and (iv) certain other transfers and increases. Projected State General Fund expenditures of $17.67 billion were $72.5 million higher than the originally enacted budget and were primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $165.1 million in policy measure changes, including a $100 million deferral in the State's contribution to the State employees' pension fund.

Fiscal 2010-2011 Operations. As of June 30, 2011, State General Fund revenues were $17.7 billion and State General Fund expenditures were $17.85 billion, producing a deficit from State General Fund operations of $137.7 million. However, a State General Fund surplus for Fiscal Year 2010-11 of $236.9 million resulted after net adjustments of $374.5 million, which included the release of $449.9 million from prior year reserves and other fund balance and carryforward adjustments. With the exception of $14.5 million that was contractually obligated to be deposited into a special fund to pay post-employment benefits, the surplus balance is reserved for payment toward a portion of the State's $915.8 million ERBs issued to finance the Fiscal Year 2008-09 deficit. As of February 1, 2012, $747.94 million of ERBs remains outstanding.

The Comptroller expects to restate the GAAP fund balance within the State General Fund for Fiscal Year 2010-11 in the financial statements for Fiscal Year 2011-12. The adjustment arises from an under reporting of the State General Fund tax receivable balance accrued for GAAP purposes but not for budgetary-basis purposes in the amount of $172.7 million, which results in an understatement of GAAP income tax revenue by that same amount. The adjustment improves both the State's GAAP operating position and GAAP fund balance in Fiscal Year 2010-11.

Budget for Fiscal Years 2011-12 and 2012-13. On May 3, 2011, the General Assembly passed the biennial budget for Fiscal Years 2011-12 and 2012-13. The Governor signed the bill into law on May 4, 2011. State General Fund appropriations were $18.35 billion in Fiscal Year 2011-12 and $18.78 billion in Fiscal Year 2012-13. The budget was projected to result in a surplus of $369.3 million in Fiscal Year 2011-12 and $634.8 million in Fiscal Year 2012-13. The budget included savings of $1.0 billion annually from state employee concessions.

Numerous revenue enhancements were included in the biennial budget, including increasing the number of tax brackets for the personal income tax with a maximum rate of 6.7%. The sales tax was raised from 6.0% to 6.35% and numerous exemptions were eliminated. A 20% surcharge was imposed on the corporation tax for tax years 2012 and 2013. Other miscellaneous taxes were increased, including the tax on cigarettes and alcoholic beverages. Additional revenue of $1.5 billion is estimated from these tax increases in Fiscal Year 2011-12 and $1.3 billion in Fiscal Year 2012-13. An expanded health provider tax also was implemented that, when combined with the additional reimbursements from the federal government, will total over $600 million annually. The adopted budget was $1.0 million below the spending cap in Fiscal Year 2011-12 and $278.4 million below the spending cap in Fiscal Year 2012-13. The final adopted budget had a projected surplus of $80.9 million in Fiscal Year 2011-12 and $488.5 million in Fiscal Year 2012-13.

While the biennial budget included anticipated savings of $1.0 billion annually from State employee concessions, the State initially failed to achieve an agreement with State employees on that topic. Without an agreement, the Governor called for a special legislative session, which was held on June 30, 2011, for purposes of addressing the unattained labor related savings in the adopted Fiscal Year 2011-13 biennial budget. The General Assembly passed, and the Governor signed into law, legislation which provided the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. On August 18, 2011, the Governor reached an agreement with the State employee unions which achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration. The agreement was deemed approved as of August 22, 2011. The estimated savings resulting from the agreement and the additional savings recommended by the Governor were estimated to result in a balanced budget for the Fiscal Year 2011-13 biennial budget.

A special session of the General Assembly was held on October 26, 2011 for purposes of promoting economic development and job creation. The General Assembly passed, and the Governor signed into law, two pieces of legislation that authorized an additional $231 million in general obligation bonds for Fiscal Year 2011-12, $345 million for Fiscal Year 2012-13 and $25 million each year in each of Fiscal Years 2013-66. It also authorized $50 million for additional special tax obligation bonds for the Fix-it-First Bridges program in Fiscal Year 2011-12. The legislation modified certain tax credits offered by the State that are expected to result in a revenue loss of $8.5 million in Fiscal Year 2011-12 and $40.3 million in Fiscal Year 2012-13. Separate legislation authorized $290.7 million in general obligation bonds in varying amounts from Fiscal Year 2011-12 through Fiscal Year 2020-21 for purposes of establishing a research facility in Farmington in proximity to the University of Connecticut's Health Center.

Additional legislation created a program to support the retention and growth of small businesses with 50 or fewer employees through a streamlined process that provides financial assistance in the form of revolving loans, job creation incentives, and matching grants. Loans are available from the revolving loan fund for a maximum of $100,000 per loan to assist small businesses with capital and operational needs. Job creation incentive loans of up to $250,000 per loan are also available to assist small businesses to spur growth, and payments on these loans may be deferred or forgiven if certain prescribed job creation goals are attained. A matching grant component provides grants up to $100,000 per grant to small businesses for training, working capital, acquisition of machinery and equipment, construction or leasehold improvements, relocation within the State, or other authorized expenses so long as the small business matches any funds awarded to it under this program. Separate legislation provides for job creation incentives to employers to expand opportunities for unemployed workers. Under the program, small businesses and manufacturers with less than 50 full-time workers may receive wage and training subsidies of up to $12,500 per newly-hired person over six months if they hire an unemployed worker who meets the program eligibility requirements.

Fiscal 2011-12 Operations. As of September 4, 2012, State General Fund revenues were estimated at $18.56 billion, State General Fund expenditures were estimated at $18.71 billion, and the State General Fund for Fiscal Year 2011-12 was estimated to have a deficit of $143.6 million. However, a sum of $222.4 million reserved from the 2010-2011 surplus to redeem early a portion of the State's outstanding economic recovery bonds was credited to the State BRF and $143.6 million of such sum is expected to be transferred to the State General Fund to eliminate the Fiscal Year 2011-12 deficit. An additional $14.5 million will be added to the BRF's balance reflecting the unassigned portion of the balance reserves from the prior fiscal year, leaving a projected balance in the BRF of $93.4 million.

Fiscal Year 2012-13 Midterm Budget Adjustments. Based upon the most recent consensus, Fiscal Year 2012-13 total revenues are anticipated to be $19.143 billion, total expenditures are anticipated to be $19.140 billion, and the revised budget would result in a State General Fund surplus of $3.1 million for Fiscal Year 2012-13, which would be $142.3 million below the expenditure cap.

The revised budget includes policy changes which will result in $75.4 million in additional revenue above the consensus revenue forecast. The more significant changes include a $70.1 million reduction in the State General Fund transfer to the Transportation Fund for Fiscal Year 2012-13, a $26.0 million reduction in expected federal revenue collections due primarily to expenditure changes made to federally reimbursable programs and $5.2 million in additional revenue due to the expansion of alcoholic beverage sales. The revised budget includes additional appropriations of $187.5 million compared to the originally adopted budget for Fiscal Year 2012-13. The more significant changes include a $93.8 million increase to local education funding and an $85.3 million increase to the State Employees Retirement System. The funding for the State Employees' Retirement Fund is intended to avoid a spike in the State's funding obligation in Fiscal Year 2021-32. The revised budget includes an increase of $601.3 million in general obligation bond authorizations to take effect in Fiscal Year 2012-13.

The revised Fiscal Year 2012-13 budget includes an increase of $601.3 million in general obligation bond authorizations. The adjustments emphasize investments in State facilities, housing and education.

Fiscal 2012-13 Operations. As of December 3, 2012, there is a projected State General Fund deficit of $415 million on a budgetary basis and a $462.5 million deficit on a GAAP basis. Additional budget risk factors include unreimbursed costs from Hurricane Sandy and potential federal reductions associated with the federal Budget Control Act of 2011 along with national and international economic factors which could further erode the consensus revenue forecast. On November 28, 2012, the Governor implemented State General Fund rescissions of $1704. Million for Fiscal Year 2012-13.

On October 29, 2012, the State experienced Hurricane Sandy, which caused substantial damage in portions of the State, particularly in its shoreline communities. The State is engaged in recovery efforts which may result in unbudgeted expenses which have yet to be quantified. The State expects a large portion of these expenses to be reimbursed by the federal government.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of September 1, 2012, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the State General Fund of approximately $14.66 billion. As of that date, the State had $2.03 billion in authorized and unissued general obligation debt.

The following table sets forth the total approximate debt service on all outstanding long-term direct general obligation debt, as of September 1, 2012. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2013	$1.83
2014	$1.80
2015	$1.72
2016	$1.64
2017	$1.34
2018	$1.30
2019	$1.21
2020	$1.08
2021	$1.04
2022	$1.04
2023	$1.03
2024	$.95
2025-2032	$5.09
Total	$21.07

The General Assembly has empowered the State Bond Commission to authorize direct general obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.56 billion for Fiscal Year 2009-10, $1.05 billion for Fiscal Year 2010-11 and $0.66 billion for Fiscal Year 2011-12. For Fiscal Year 2010-11, the legislation reduced various bond authorizations totaling $615 million and approved additional bond authorizations totaling $71 million.

On December 3, 2009, the State issued approximately $916 million in general obligation notes and approximately $166 million in general obligation bonds. The notes are payable annually from January 1, 2012 to January 1, 2016 in varying amounts and at varying rates (2.0%-5.0%). The bonds are payable in the amount of $55.25 million annually from January 1, 2012 to January 1, 2014, at a rate of 5.0% annually.

In April 2010, the State issued $105 million of general obligation bonds maturing in varying amounts between April 1, 2015 and April 1, 2018, and bearing interest at annual rates ranging from 2.50% to 5.00%. The State also issued $184.25 million of taxable general obligation bonds, maturing in varying amounts between April 1, 2019 and April 1, 2026, and bearing annual interest rates ranging from 4.407% to 5.257%. In 2011, the State issued $337.62 million in general obligation bonds scheduled to mature in varying amounts between 2012 and 2018 with an interest rate of 3.50%. Also in 2011 the State issued $75.00 million in general obligation bonds scheduled to mature in varying amounts between 2016 and 2019 with an interest rate of 3.50%.

On November 14, 2011, the State issued $550 million in general obligation bonds that mature in varying amounts between November 1, 2012 and November 1, 2031 and bear interest at varying rates (1.5%-5.0%) annually. The State also issued $150.82 million in general obligation refunding bonds that mature in varying amounts between May 1, 2012 and November 1, 2019 and bear interest at varying rates (1.0%-5.0%) annually.

In April 2012, the State issued $212.4 million in general obligation bonds maturing in varying amounts from April 15, 2013 through April 15, 2020 and bearing interest at variable rates based on a Securities Industry and Financial Markets Association ("SIFMA") index. The State also issued $259.6 million in general obligation bonds maturing in varying amounts from April 15, 2021 through April 15, 2032 and bearing interest at varying rates (2.0% to 5.0%) annually. The State also issued $83.0 million in taxable general obligation bonds with $8.3 million maturing in each year from April 15, 2013 through April 15, 2022 and bearing interest at varying rates (0.25% to 2.93%) annually.

In a special session of the legislature held on June 12, 2012, the General Assembly authorized an additional $5 million in general obligation bond authorizations to take effect in each of Fiscal Years 2012-13 and 2013-14.

In October 2012, the State issued $219.865 million in general obligation bonds maturing in varying amounts from September 15, 2013 to September 15, 2024 and bearing interest at variable interest rates based on a SIFMA index, and $280.135 million in general obligation bonds maturing in varying amounts from September 15, 2020 to September 15, 2032 and bearing interest at varying rates (from 2.00% to 5.00%) annually. The State also issued

$69.79 million in general obligation refunding bonds maturing in varying amounts from March 15, 2013 to September 15, 2015 and bearing interest at varying rates (1.00% to 4.00%) annually.

In November 2012, the State expected to issue $224.785 million in taxable general obligation bonds maturing in varying amounts from October 15, 2014 to October 15, 2022 and bearing interest at varying rates (from 0.465% to 2.55%) annually. That same month, the State issued $175.215 million in general obligation bonds maturing in varying amounts from October 15, 2013 to October 15, 2032 and bearing interest at varying rates (from 1.50% to 5.00%) annually. Finally, in December 2012, the State expected to issue approximately $625 million in special taxable obligation bonds for transportation and infrastructure purposes.

Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the State's general obligation bonds. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's special tax obligation bonds.

Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2016, which is to be met from federal, State and local funds, currently is estimated at $29.1 billion. The State's share ($11.9 billion) is financed almost entirely by STO bonds with the remaining funds coming from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues. STO bonds are payable solely from STF revenues. The State's share of the cost of the infrastructure program for Fiscal Years 1985-2016 to be financed by STO bonds is currently estimated at $11.2 billion. The actual amount may exceed $11.2 billion to finance reserves and cost of issuance amounts. During Fiscal Years 1985-2013, $25.9 billion of the total infrastructure program was approved, with the remaining $3.2 billion required for Fiscal Years 2014-16. The remaining $2.2 billion is anticipated to be funded with $3.27 billion from the anticipated issuance of $999 million in STO bonds, $68 million in anticipated revenues, and $2.2 billion in anticipated federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2011, the STF paid $1 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2011-12 was $1.2 million.

The STF's revenues and expenses undergo periodic legislative adjustment. In 2011 legislation (i) increased the base diesel tax rate to 29 cents per gallon (annual revenue gain of $8.7 million), (ii) reduced the annual transfer to the Transportation Strategy Board by $0.3 million, (iii) increased the sales tax rate from 6.0% to 6,35%, (iv) increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $61.6 million to $226.9 million in Fiscal Year 2011-12, by $34.1 million to a total of $199.4 million in Fiscal Year 2012-13, and positively thereafter through Fiscal Year 2015-16 and (v) adjusted various transportation related fees which are projected to result in an additional $19.2 million in Fiscal Year 2011-12 and $19.1 million in Fiscal Year 2012- 13. The legislation also reduced the transfer from the State General Fund by $42.5 million in Fiscal Year 2011- 12 to a total of $81.55 million. Future transfers remain unchanged at $172.8 million. In the aggregate, these changes are projected to result in net revenue gains in the STF of $48.3 million in Fiscal Year 2011-12 and $62.2 million in Fiscal Year 2012-13.

Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2012, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($155.8 million outstanding), Bradley International Airport Special Obligation Parking Revenue Bonds ($39.385 million outstanding) and Clean Water Fund Revenue Bonds ($842.17 million outstanding). In March 2011 the State also issued $182.94 billion State Revolving Fund General Revenue Bonds, 2011 Series A.

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers. To fund possible shortfalls, the State can issue bonds. As of February 1, 2012, the State had borrowed $709.9 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipates borrowing approximately an additional $100 million during calendar year 2012.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by State General Fund resources. Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of February 1, 2012, $3.05 million of such bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes. CHEFA is a subsidiary of The Connecticut Higher Education Supplemental Loan Authority. The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut State University System, which are secured by one or more special capital reserve funds. CHEFA also is authorized to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Education may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA's Child Care Facilities Bonds. The General Assembly passed, and the Governor is expected to sign, legislation that will authorize CHEFA to issue revenue bonds secured by one or more special capital reserve funds to finance projects for constituent units. No statutory limit is imposed on such additional permitted projects and no debt with respect to such additional permitted projects has been issued. Any obligation by the Department of Education or the State Treasurer to pay is subject to annual appropriation. CHEFA first issued special obligation bonds under this program in 1998. As of February 1, 2012, CHEFA had approximately $63.3 million in Child Care Facilities Bonds outstanding with annual debt service of approximately $5.1 million, of which the State Department of Education is committed to pay approximately $0.5 million. The remaining portion of debt service is to be paid from State Department of Education intercepts of revenues from providers. In August 2011, CHEFA issued $28.84 billion of State Supported Child Care Revenue Bonds. The State Treasurer provided written confirmation to CHEFA that the State Treasurer will (i) pay 100% of the principal and interest payments required to be made on such bonds, provided that the agreement of the State Treasurer to make such payments each year is expressly conditioned upon the appropriation of such payments by the State legislature, such appropriation being in effect when such payments are due, (ii) make payment to the trustee for such bonds on or prior to the due dates for such payments and (iii) include such payments in the State Treasurer's proposed annual budget for each year that such bonds are outstanding.

The General Assembly also authorized the Capital City Economic Development Authority ("CCEDA") to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. The State Bond Commission also approved up to $122.5 million of revenue bonds and other borrowings for the convention center. The bonds are to be backed by State contractual assistance equal to annual debt service. CCEDA has issued $110 million of its revenue bonds backed by the State's contract assistance agreement equal to annual debt service on the revenue bonds, of which $100.2 million was outstanding as of February 1, 2012. An additional $12.5 million of borrowing, not backed by the contract assistance agreement, has also been incurred. Under the agreement between CCEDA and the State, after completion of the convention center project, CCEDA is required to maintain pledged revenues equal to 1.2 times debt service, after operating expenses. The Governor created a new Capital Region Development Authority ("CRDA"), which is the successor to CCEDA. CRDA will be given broader powers over development in the City of Hartford and the surrounding towns.

Legislation passed in 2011 created the Connecticut Airport Authority ("CAA"), a new quasi-public authority of the State, which is responsible for the management and operation of Bradley International Airport and the State's other state-owned and operated general aviation airports. The new board replaces the Bradley Board of Directors and the legislation provides for the transition of the management and operations of Bradley Airport and the State's other general aviation airports from the State's Department of Transportation to CAA. The legislation authorizes the issuance of revenue bonds, including bonds backed by a Special Capital Reserve Fund.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($0 outstanding as of October 1, 2012) and the Southeastern Connecticut Water Authority ($1.3 million outstanding as of October 1, 2012). Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period. The State has authorized new school construction grant commitments of approximately $427.5 million for Fiscal Year 2010-11. Additionally, the State has authorized new school construction grant commitments of approximately $345 million for Fiscal Year 2012-13. As of June 30, 2012, the Commissioner estimated that current grant obligations under the grant program established in 1997 are approximately $2.51 billion, which includes approximately $8.10 billion in grants approved as of such date less payments already made of $5.59 billion. Prior to the 1997 legislation, the grant program was conducted differently. As of June 30, 2012, under the old program, the State is obligated to various cities, towns and regional school districts for $174 million in aggregate installment payments and $23 million in aggregate interest subsidies for a total of $197 million.

Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2011, the current and long term liabilities of the CLC totaled $207.6 million.

Pension and Retirement Systems

State Employees' Retirement Fund. The State is responsible for funding and maintaining the SERF. For periods ended June 30, 2012, the Treasurer realized annualized net returns on investment assets in SERF of 7.44% over the past twenty years, of 5.82% over the past fifteen years, of 5.91% over the past ten years and of 1.07% over the past five years. As of June 30, 2012, the market value of the fund's investment assets was $8.47 billion. The February 2012 actuarial valuation determined that the State has annual contribution requirements of $926.4 million for Fiscal Year 2011-12 and $1.06 billion for Fiscal Year 2012-13. The Governor's proposed midterm budget adjustments for Fiscal Year 2012-13 would increase the State's General Fund appropriation for the employer contribution requirements by $6.0 million to $721.5 million. Anticipated grant reimbursements from federal and other funds would also be applied to the funding of the employer contribution requirement for Fiscal Year 2012-13.

Teachers' Retirement Fund. The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems. The Governor's proposed midterm budget adjustments for Fiscal Year 2012-13 recommend the consolidation of the Teachers' Retirement Board into the Office of the State Comptroller. For periods ended June 30, 2012, the Treasurer realized annualized net returns on investment assets in TRF of 7.56% over the past twenty years, of 5.95% over the past fifteen years, of 6.08% over the past ten years and of 1.27% over the past five years. As of June 30, 2012, the market value of the fund's investment assets was $13.47 billion with an actuarial valuation of $13.73 billion. The

State appropriated sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively. The State appropriated $757.2 million for Fiscal Year 2011-12 and $787.5 million for Fiscal Year 2012-13, which will be sufficient to fully fund the employer contribution requirements for Fiscal Years 2011-12 and 2012-13. The October 2012 actuarial valuation determined that the required employer contributions would be $94.85 billion for Fiscal Year 2013-2014 and $98.41 billion for Fiscal Year 2014-15. The State has not appropriated such amounts as the State's budget for such years is not yet due.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage. The amount expended by the State for Social Security coverage for Fiscal Year 2009-10 was $290.6 million, of which $216.7 million was paid from the State General Fund and $13.7 million was paid from the STF. For Fiscal Year 2010-11, $296.5 million was expended, of which $217.7 million was paid from the State General Fund and $14.6 million was paid from the STF. The State has appropriated $263.5 million for Social Security coverage for Fiscal Year 2012-13. Of this amount, $244.9 million has been appropriated from the State General Fund and $18.6 million has been appropriated from the STF.

The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment. In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. The State will need to make significant State General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For Fiscal Year 2010-11 State General Fund expenditures on post-retirement health care and life insurance benefits were $490.9 million. For Fiscal Year 2011-12, $565.1 million has been appropriated for State General Fund expenditures for post-retirement health care and life insurance benefits.

Litigation

The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position. There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources. In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Briggs v. Bremby. On March 6, 2012 a class action lawsuit was filed alleging systemic failures by the Department of Social Services ("DSS") to process applications for the Supplemental Nutrition Assistance Program (SNAP), commonly known as food stamps, in a timely fashion. Plaintiffs allege that DSS has failed to comply with the food stamp statutes and federal regulations that require eligibility to be determined with "reasonable promptness." Plaintiff seeks declaratory relief, as well as preliminary and permanent injunctive orders requiring DSS to process applications for food stamps and to provide these benefits on a timely basis. The State filed an objection to the motion for preliminary injunction and filed a motion to dismiss on the grounds that plaintiffs may not bring an action under §1983 for violation of the food stamp processing standard.

Computers Plus Center, Inc. and Malapanis v. Department of Information Technology. On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million for violation of its due process rights by the Department of Information Technology ("DOIT"). DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties. CPC's counterclaim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter. The trial court reduced the verdict to $1.83 million. Both sides have filed appeals that remain pending. The counterclaim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it.

Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit against Governor Rell. The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State. The trial court granted the defendants' motion to dismiss with the exception of one count of the complaint and denied the plaintiff's request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction. The appellate court affirmed the trial court's decision denying the preliminary injunction and denied plaintiff's motion for reconsideration and rehearing en banc. The case was stayed in the trial court, until the U.S. Supreme Court issued its opinion in three consolidated cases addressing the availability of a similar claim, at which time the parties were obligated to report to court. On February 22, 2012, the U.S. Supreme Court issued its opinion in Douglas v. Independent Living Center. That decision effectively eliminated most of the plaintiff's case because of the court's deference to the federal approval of the challenged Medicaid plan. The U.S. Supreme Court also identified the federal Administrative Procedure Act review as the appropriate avenue for challenging a state plan instead of a court action. Connecticut's Medicaid plan had been approved by the federal Center for Medicare and Medicaid Services. Plaintiff chose not to proceed on the claim for which a preliminary injunction was denied but not dismissed, electing instead to appeal the dismissal of their takings claim. No schedule has been set for the appeal at this time.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Plaintiffs claim the students' State constitutional rights to a free public education are being violated by inequitable and inadequate financing of their schools by the State. They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted. The court ruled that the Coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint. After the court's ruling, one count of the plaintiffs' complaint remained, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided. The State Supreme Court has recently established a schedule for discovery and scheduled a trial to commence in 2014.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed.

One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005. On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims. The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007. The Golden Hill Paugussett Tribe had until March 2011 to appeal the denial of its petition seeking federal recognition but no appeal was filed.

An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately owned and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision. The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation appealed to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending resolution of the federal recognition matter. On October 19, 2009, the Court of Appeals denied the appeal and affirmed the trial court's ruling. On October 19, 2009 the Court of Appeals denied the appeal and affirmed the District Court's ruling. In February 2012, the land claim defendants filed a motion for judgment on the pleadings, which is pending.

In June 2002, the BIA issued a final determination granting federal recognition to the Historic Eastern Pequot Tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe. On January 13, 2012, the Eastern Pequot filed an appeal challenging on various grounds the denial of federal recognition. In February 2012, the land claim defendants filed a motion for judgment on the pleadings, which is pending. In any of these matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

Juan F. v. Weicker. Since 1991, the State Department of Children and Families ("DCF") has been operating under the provisions of a federal court-ordered consent decree in this case. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order. Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions. The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008. The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan. On April 13, 2010, the State moved to vacate the consent decree and the exit plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight is, therefore, unwarranted. That motion was denied on September 22, 2010. On August 17, 2010, the court ruled that children receiving voluntary services—a program permitting parents to obtain services for disabled children without relinquishing custody—are included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program. A motion for reconsideration of that ruling was denied on December 22, 2010. The monitor's report for the period ended September 30, 2011 indicates that DCF was in compliance with 16 of 22 outcome measures during the reporting period. The exit plan requires compliance with all 22 outcome measures as a condition precedent for ending judicial oversight of DCF.

Paul Shafer and Joshua Harder v. Bremby is a class action lawsuit filed on January 9, 2012 in federal district court challenging the failure by the DSS to process Medicaid applications, including spend down cases as a separate sub-class, in a timely fashion. Plaintiffs allege that DSS has failed to comply with the federal Medicaid statute that requires eligibility to be determined with "reasonable promptness" and the related federal implementing regulations. In addition, plaintiffs claim that DSS' failure to provide timely adequate notice of the denial of eligibility violates their federal due process rights. Plaintiffs seeks declaratory and class wide injunctive relief. The State filed an objection to the motion for preliminary injunction and a motion to dismiss on the grounds that plaintiffs may not bring an action for violation of the Medicaid reasonable promptness standard. The State planned on filing a motion for summary judgment on some of the Medicaid claims in early October 2012.

Sheff v. O'Neil. This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the trial court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the General Assembly to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the trial court to retain jurisdiction of this matter. In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the Court's 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four-year duration of the settlement. That agreement expired in June 2007 and the anticipated costs of the agreement were expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy alleging that the State remained in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiffs' motion, and in January 2008 completed that hearing. On April 4, 2008, a tentative settlement was presented to the General Assembly, which approved the settlement on May 4, 2008. The court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals by June 20, 2013 aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves. On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement and claimed that the State failed to meet a benchmark for placement of students in reduced isolation educational settings. As a remedy, they sought appointment of a special master "to ensure prompt and complete compliance" with the stipulation. The trial court denied the plaintiffs' motion on February 23, 2010. A motion for reconsideration of that ruling was denied.

The State has completed year 4 of the stipulation, which requires that it meet 80% of demand for reduced racially isolated school settings by end of year 5 (June 2013). The State met 68% of demand for year 4 based on numbers submitted October 1, 2011. If, at the end of year 5, the State falls short of the 80% goal by more than 1%, it will be deemed a material breach which may result in court action. However, notwithstanding a failure to meet the 80% demand standard, there is no material breach if a minimum of 41% of Hartford-resident minority students are in a reduced-isolation setting by the end of year 5. The parties may enter into negotiations beginning in September 2012 to extend the deadline one year to June 2014 in order to permit further progress towards benchmarks.

State Employees Bargaining Agent Coalition v. Rowland. This case was brought by a purported class of terminated State employees who sued the Governor and the Secretary of OPM alleging that they were fired in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity. The court denied the motion on January 18, 2005, and the defendants appealed. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the trial court. The parties subsequently moved for summary judgment on all remaining claims. By ruling dated July 1, 2011, the trial court granted the defendants' motion, denied plaintiffs' motion and ordered the case dismissed. That ruling has been appealed by the plaintiffs to the U.S. Court of Appeals, which appeal remains pending. The same purported class brought related state law claims under the caption Conboy v. State of Connecticut. On October 20, 2006 the trial court denied the State's motion to dismiss, and the State appealed. The appeal has been denied and the case has been remanded to the trial court for further proceedings. By agreement of the parties, proceedings in Conboy have been stayed pending disposition of the Rowland case.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs. The defendants filed a motion to dismiss. On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification. The court established a schedule for discovery and anticipated trial date, but the matter was stayed until at least October 2012 by agreement of the parties while they discuss possible settlement.

State of Connecticut v. Philip Morris, Inc., et al. This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for 2003. The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated. If an arbitration results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years. A multistate arbitration proceeding has commenced and is currently proceeding though the preliminary stages. It is not known when there will be a decision as to Connecticut or any other state.

Maryland

General Information

The State of Maryland has a population of approximately 5.8 million, with employment based largely in the service, trade and government sectors. Those sectors, along with financial services, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above-average percentage of employees in government. Maryland residents received approximately $297.5 billion in personal income in 2011. Per capita income continues to remain significantly above the national average. In 2011, per capita income was $51,038 in Maryland compared with the national average of $41,663, ranking the State as the fourth highest of the 50 states, at 123% of the national average. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

Annual unemployment rates have been below those of the national average for each of the last 36 years. The unemployment figure for 2011 was 7.1% compared to a national rate for the same period of 9.0%. As of May 2012, unemployment rates were 6.8% in Maryland and 8.2% in the United States. Maryland's labor force totaled just over 3 million individuals in 2011. The recent national recession has slowed Maryland's economy and its effects likely will continue to be felt for an extended period of time. In the aggregate, Maryland lost 5.5% of its jobs in the recession while the nation lost 6.3%.

Economic indicators in State employment and housing continued to show deterioration from the start of the recession in late 2008. The State forecasts employment growth of roughly 1% for the next several years, with wage growth of approximately 3.5% annually. There also are uncertainties with respect to potential federal budget cutbacks as reductions in federal employment in Maryland appear to be likely over the next several years. Nevertheless, the State's economy is showing signs of the emerging national recovery. Through May 2012, Maryland and the nation have gained 69.6% and 42.9%, respectively, of jobs lost during the recession. In the housing sector, 2011 home prices decreased by 7.0%. The construction industry, however, has improved markedly, as the value of all residential unit permits issued in 2011 increased by 12.9%—the first increase in value since 2005—and the total number of residential building permits increased by 13.0%—the largest increase in over 10 years. While most of the difficulties caused by the national recession affected (and continue to affect) the State's economy, these problems have not hit Maryland as hard as many other states. Maryland's high income and proximity to the federal government has enabled continued growth in professional and business services. As is often the case, government employment in Maryland has acted as a stabilizing influence. Another positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission, which have been expected to create, both directly and indirectly, 45,232 new jobs with an average wage of $70,388 over the next several years. Additionally, the U.S. Cyber Command, established in May 2010 and activated in October 2010, is expected to create 1,000 jobs annually for the next several years.

State Budget and Finances

General. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2011 with a non-spendable State General Fund balance of $468.3 million and a total State General Fund balance of $1.34 billion. The non-spendable State General Fund balance represents a net increase of $19.3 million over Fiscal Year 2010. The State General Fund balance represents a net increase of $90.5 million, compared to a decrease of $261 million during Fiscal Year 2010.

The State's Reserve Fund consists of four accounts: the Revenue Stabilization Account (the "RSA"), the Dedicated Purpose Account, the Economic Development Opportunities Program Account and the Catastrophic Event Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State Reserve Fund totaled $629.2 million at the end of Fiscal Year 2011. The balance of the State Reserve

Fund for Fiscal Year 2012 was estimated to be $674.9 million, with $672.0 million contained in the RSA and $2.9 million in the other accounts. The RSA was estimated to be 4.8% of State General Fund revenues in Fiscal Year 2012.

2011 Budget. On April 12, 2010, the General Assembly approved the Budget for Fiscal Year 2011 (the "2011 Budget"), which included, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.742 billion in aid to local governments from general funds; (iii) $800,000 for capital projects; (iv) $15.0 million to the State Reserve Fund; and (v) deficiency appropriations of $195.8 million for Fiscal Year 2011.

As part of the 2011 Budget, the General Assembly passed the Budget Reconciliation and Financing Act of 2010 (the "2010 Act"), which authorized various funding changes resulting in increased State General Fund revenues and decreased State General Fund appropriations. The 2010 Act and other revenue adjustments increased Fiscal Year 2011 State General Fund revenues by $367.2 million. The 2010 Act authorized transfers to the State General Fund of $22.3 million from various special funds and $111.7 million from capital-related special funds in Fiscal Year 2011. In addition, the Budget Reconciliation and Financing Act of 2011 (the "2011 Act") authorized transfers to the State General Fund of $5.6 million in transfer tax revenues and $3.4 million from various special fund balances for Fiscal Year 2011. The 2010 Act also authorized $200.0 million to be transferred from the Local Income Tax Reserve to the State General Fund as a result of a decrease in federal Medicaid matching funds.

State General Fund appropriations for Fiscal Year 2011 were reduced by approximately $566.0 million, which largely reflects the use of different funding sources for certain expenditures. The 2011 Budget included $15.0 million for the State Reserve Fund in the Dedicated Purpose Account. No transfers from the State Reserve Fund to the State General Fund were proposed for Fiscal Year 2011.

The 2011 Budget funded the State's debt service on its general obligation bonds with $827.5 million in special funds, primarily from State property tax revenues. The amount of State property tax revenues reflected a property tax rate unchanged from Fiscal Year 2009. State aid to primary and secondary schools included $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from video lottery terminal ("VLT") operations and $54.0 million in VLT licensing fees. The 2011 Budget also included $389.0 million in additional federal funds through Medicaid. The 2011 Budget did not include funds for any employee cost of living adjustment, merit increases or the statutory match for contributions to deferred compensation.

At the end of Fiscal Year 2011, State General Fund revenues were $320.2 million above estimates, resulting in a $990.1 million State General Fund balance on a budgetary basis. This was $344.1 million more than was estimated at the time the 2011 Budget was enacted. On a GAAP basis, the Fiscal Year 2011 State General Fund balance was $1.34 billion, compared to the Fiscal Year 2010 balance of $1.25 billion, and the Fiscal Year 2011 non-spendable State General Fund balance was $468.3 billion, compared to the Fiscal Year 2010 non-spendable State General Fund balance of $449 million.

2012 Budget. On April 8, 2011, the General Assembly approved the Budget for Fiscal Year 2012 (the "2012 Budget"), which included $14.749 billion in spending for, among other things: (i) $6.096 billion in aid to local governments; (ii) $4.014 billion to support public health services in the State's Department of Health and Mental Hygiene, including $2.552 billion for the State's Medicaid program; (iii) $15.0 million to the State Reserve Fund; (iv) $62.5 million in supplementary appropriations; and (v) $127.3 million in deficiency appropriations for Fiscal Year 2011.

As part of the 2012 Budget, the General Assembly passed the Budget Reconciliation and Financing Act of 2011 (the "2011 Act"), which authorized various funding changes resulting in increased State General Fund revenues and decreased State General Fund appropriations. The 2011 Act and other revenue adjustments and legislative actions increased Fiscal Year 2012 revenues by $312.3 million. The 2011 Act also authorized transfers to the State General Fund of $36.4 million from various special funds and $191.3 million from various capital-related special funds.

State General Fund appropriations for Fiscal Year 2012 were reduced by $331.3 million. The 2012 Budget included $15.0 million to the State Reserve Fund in the Dedicated Purpose Account and directed $40.0 million in the RSA. The balance of the RSA was estimated to be $676.1 million at June 30, 2012, equal to 4.8% of State General Fund revenues. No transfers from the State Reserve Fund to the State General Fund were planned in Fiscal Year 2012.

The 2012 Budget included $1.5 billion in contributions to the Maryland State Retirement and Pension System (the "Pension System"). The 2011 Act authorized reforms to the Pension System that were projected to produce $295.2 million in Fiscal Year 2012 savings, $120 million of which was allocated to budget relief through a reduction in employer contributions to the Teachers' and Employees' Pension Systems ("TEPS") and $175.2 million of which was reinvested in TEPS. $104 million of the $120 million in budgetary relief accrued to the State General Fund. The 2011 Act also provided that for future fiscal years, the State's pension contributions shall include an additional amount reflecting the difference between the State's required contribution for that fiscal year and the amount that would have been required had the reforms not been enacted. For Fiscal Year 2013, State pension contributions will be reduced by $120.0 million and the amount of savings estimated to be reinvested will be $192.4 million. Beginning in Fiscal Year 2014, all savings from the 2011 Act pension reforms, up to an annual cap of $300.0 million, will be invested in TEPS. The 2012 Budget did not include funds for any employee cost of living adjustment, merit increases or the statutory match for contributions to deferred compensation. It did, however, include $39.2 million for a onetime $750 bonus for most employees.

The 2012 Budget funded the debt service on the State's general obligation bonds with $867.3 million in special funds, primarily from State property tax revenues and $11.1 million in federal funds. The projected amount of State property tax revenues reflects a property tax rate unchanged from Fiscal Year 2011.

At the time the General Assembly passed the 2012 Budget, it was estimated that the State General Fund balance on a budgetary basis at June 30, 2012 would be $56.4 million. As of March 7, 2012, Maryland was expected to realize $65 million more in revenues over Fiscal Year 2011 than was estimated and, therefore, it was estimated that the State General Fund balance on a budgetary basis at June 30, 2012 would be $320.3 million.

2013 Budget. On April 9, 2012, the General Assembly approved the Budget for Fiscal Year 2013 (the "2013 Budget"), but did not enact either the State and Local Revenue and Financing Act of 2012 (the "2012 Revenue Act") or the Budget Reconciliation and Financing Act of 2012 (the "2012 Act" and, together with the 2012 Revenue Act, the "2012 Acts"). The failure to enact the 2012 Acts during the 2012 legislative session precipitated $436.3 million of contingent expenditure reductions in the 2013 Budget, as well as a $71.0 million budget deficit. On May 16, 2012, the General Assembly enacted amended versions of the 2012 Revenue Act, which includes provisions to increase revenues to the State General Fund and certain special funds, and the 2012 Act, which authorizes various funding and statutory changes, the passage of which, in addition to increasing revenues and reducing expenditures, created the Budget Restoration Fund ("BRF"), a new special fund that will be used to restore the contingent expenditure reductions in the 2013 Budget.

Exclusive of BRF spending, the 2013 Budget includes $14.593 billion in spending for, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.902 billion in aid to local governments; (iii) $3.890 billion to support public health services in the State's Department of Health and Mental Hygiene, including $2.390 billion for the State's Medicaid program; (iv) $27.8 million to the State Reserve Fund; and (v) $191.7 million in deficiency appropriations for Fiscal Year 2012. The 2012 Act authorizes $433.5 million in additional revenues and fund transfers to be deposited into the BRF and directs $430.3 million in expenditures from the BRF. Any unexpended funds remaining in the BRF at the end of Fiscal Year 2013 will revert to the State General Fund, as the revenues deposited into and the expenditures funded by the BRF ordinarily would be assigned to the State General Fund. Revenues that are ongoing will be deposited into the State General Fund starting in Fiscal Year 2014.

The 2012 Acts increased Fiscal Year 2013 State General Fund revenues by $85.3 million. The 2013 Budget includes $27.8 million to the State Reserve Fund in the RSA. The balance of the RSA is estimated to be $713.5 million at June 30, 2013, equal to 5.0% of estimated State General Fund revenues. No transfers from the State Reserve Fund to the State General Fund are planned in Fiscal Year 2013.

The 2013 Budget includes $1.4 billion in contributions to the Pension System. The contributions include an additional $190.8 million pursuant to the 2011 Act, which reflects the difference between the State's required contribution for Fiscal Year 2013 and the amount that would have been required had the reforms to the Pension System not been enacted, less $120.0 million.

The 2013 Budget funds the debt service on the State's general obligation bonds with $910.5 million in special funds, primarily from State property tax revenues and $12.0 million in federal funds. The projected amount of State property tax revenues reflects a rate unchanged from Fiscal Year 2012.

At the time the General Assembly passed the 2013 Budget, it was estimated that the State General Fund balance on a budgetary basis at June 30, 2013 would be $163.6 million. It now is estimated that the State General Fund balance on a budgetary basis at June 30, 2013 will be $199.6 million. The Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2012 Act and in the 2013 Budget, which together reduce the State's structural budget imbalance in Fiscal Year 2013 to an estimated $548.0 million from an estimated $1.1 billion. The Department of Budget and Management also estimates future shortfalls in the State General Fund between $725.0 million and $546.0 million in Fiscal Years 2014 through 2017. The Governor must submit and the Legislature must enact a balanced budget.

Certain State Funds

Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA"), are to be placed into this fund, which can only be spent through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $149.4 million in Fiscal Year 2011 and are estimated to be $149.1 million in Fiscal Year 2012.

As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2011 was $148.31 million, including the award from the arbitration panel for attorney fees. This amount does not include $20.12 million the tobacco companies paid to the disputed account pending the outcome of litigation. It is estimated that payments made to the State pursuant to the MSA through Fiscal Year 2016 will total $2.64 billion, of which $149.87 million will be paid to legal counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $87.03 million during that same period pursuant to an award for attorney fees by a national arbitration panel.

Transportation Trust Fund. The Transportation Trust Fund (the "TTF"), administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority (the "MTA"), dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the TTF, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the State General Fund if unexpended at the end of the fiscal year; however, the General Assembly may enact legislation requiring such a transfer, and also a subsequent retransfer back to the TTF.

The 2011 Act altered the distribution of certain revenues shared by the TTF and the State General Fund. Beginning in Fiscal Year 2012, the TTF share of the sales tax was permanently credited to the State General Fund. In addition, the TTF share of the State's corporate income tax was lowered and the distribution of Highway User Revenues to the State General Fund was and will be entirely credited to the TTF beginning in Fiscal Year 2013. Expenditures from the fund were $3.647 billion in Fiscal Year 2011.

State Unemployment Insurance Trust Fund. In Fiscal Year 2011, the State's Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $925.7 million in annual contributions from employers and workers, while paying out approximately $778.1 million in benefits. The State's unemployment rate, which was 5.6% in December 2008, rose to 7.7% in December 2009, fell to 7.3% in December 2010 and 6.7% in December 2011 and rose slightly to 6.7% in May 2012. As a result of the unprecedented demand on the UITF, in 2010, the State borrowed $133.8 million from the U.S. Department of Labor for cash advances to pay unemployment benefits. Increased unemployment insurance tax payments from employers resulting from automatic rate adjustments began to flow into the UITF beginning in April 2010, and the UITF repaid the advance to the Department of Labor in December 2010. Repayment of any borrowings from the federal government was an obligation of the UITF and not the State.

While the UITF has held up better that similar funds in other states, its reserves have declined from $755 million in December 2008 to less than $100 million in February 2010. In April 2010, the UITF received $126.8 million in additional federal funding because of modernization adjustments to State unemployment insurance laws. Of that amount, $29.1 million remains in the UITF, which had a balance of $781.9 million as of April 30, 2012.

State Indebtedness

The State issues general obligation bonds, to the payment of which the State ad valorem property tax is pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of locally-owned public schools. Such bonds also have been issued to fund local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, bond premiums, interest subsidy payments from the federal government, debt service fund loan repayments and general fund and capital projects fund appropriations provide the resources for repayment of general obligation bonds. Under the Fiscal Year 2011 capital program, 28% of new general obligation bond authorizations represented financing of State-owned capital facilities, 65% represented financing of grant and loans to local government units for capital improvements and 7% represented financing of capital improvements owned by non-profit or other private entities.

As of March 31, 2012, Maryland has $10.309 billion of net State supported debt outstanding. General obligation bonds accounted for $7.541 billion of that amount. In Fiscal Year 2011, debt service on general obligation bonds was paid primarily from State property tax receipts. As of March 31, 2012, the principle amount for outstanding DOT bonds was $1.491 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax and the sales and use tax on short term vehicle rentals. As of March 31, 2012, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds accounted for $228.8 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $470.1 million as of March 31, 2012.

As of March 31, 2012, the State had $1.240 billion of authorized but unissued debt. The State has conducted one general obligation bond offerings during Fiscal Year 2013, and expects to conduct one additional offering during Fiscal Year 2013.

In Fiscal Year 2008, the State issued the first $50 million of Bay Restoration Revenue Bonds, which, through Fiscal Year 2011, were secured by mandatory annual fees of $30 per equivalent dwelling unit from users of sewerage systems in the State and $30 from each septic system user, which are then contributed to the Bay Restoration Fund. During the 2012 legislative session, the General Assembly increased the fees from $30 per year to $60 per year for most users, effectively July 1, 2012. Fees deposited in the Fund totaled $54.6 million in Fiscal Year 2011 and are estimated to total approximately $55 million in Fiscal Year 2012 and $100 million in each subsequent fiscal year. Between 2013 and 2015, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds. The Fiscal Year 2010, Fiscal Year 2011 and Fiscal Year 2012 transfers of $155.0 million, $45.0 million and $90.0 million, respectively, from the Bay Restoration Fund to the State General Fund pursuant to the 2010 Act and 2011 Act will not affect the security of Bay Restoration Revenue Bonds. As of March 31, 2012 the principal amount of outstanding bonds was $38.8 million.

The MTA is authorized to issue Grant Anticipation Revenue Vehicle ("GARVEE") Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service is paid from a portion of Maryland's federal highway aid. The MTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million. In December 2008, the MTA issued the second and final series of GARVEE bonds in the amount of $425 million. As of March 31, 2012, the principal amount of outstanding GARVEE bonds was $539.4 million.

The General Assembly created a Capital Debt Affordability Committee (the "CDAC"), the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation and one person appointed by the Governor. The Chairs of the Capital Budget Subcommittees of the Senate Budget and Taxation Committee and the House Appropriations Committee participate as non-voting members. The CDAC is required to submit to the Governor by October 1 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the CDAC's responsibilities are advisory only, the Governor is required to give due consideration to the CDAC's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

The CDAC's most recent recommendation of December 2011 encompasses all tax-supported debt, including, in addition to general obligation debt, Consolidated Transportation Bonds issued by the DOT, State tax-supported bonds issued by the Maryland Stadium Authority, State tax-supported capital lease transactions, GARVEE Bonds and Bay Restoration Revenue Bonds. This recommendation to the Governor and the General Assembly for Fiscal Year 2013 was to limit new general obligation bond authorizations to $1.075 billion.

Ratings. General obligation bonds of the State are currently rated Aaa (with a negative outlook) by Moody's and AAA (with a stable outlook) by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

On July 18, 2012, Moody's confirmed its Aaa rating (with a negative outlook) for Maryland, stating that its outlook reflected Maryland's indirect links to the weakened credit profile of the U.S. government, which itself was assigned a negative outlook by Moody's on August 2, 2011. In its announcement, Moody's stated that issuers with such indirect links, such as Maryland, have some combination of economies that are highly dependent on federal employment and spending, a significant healthcare presence in their economies, have direct healthcare options or high levels of short-term puttable debt. Moody's noted that based on its large federal presence, Maryland's economy is "exposed to federal downsizing that may occur as a part of deficit reduction measures."

Litigation

The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. Except as noted below, the legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

The State is the defendant in a class-action proceeding in the Circuit Court for Anne Arundel County challenging the constitutionality of State-wide rent reforms enacted in 2007, in particular the elimination of ejectment as a remedy for nonpayment of ground rent and replacement thereof with a process to create and foreclose on a lien. Plaintiffs allege an unconstitutional abrogation of vested rights and an unconstitutional regulatory taking of property and are seeking in excess of $100 million in damages. In a related action challenging the State-wide rent reforms, the Maryland Court of Appeals held on October 25, 2011 that the extinguishment and transfer provisions of the State-wide rent reforms were unconstitutional.

Subsequently, on December 20, 2011, the Circuit Court for Anne Arundel County concluded that the State-wide rent reforms retroactively abrogated vested rights and were unconstitutional, and granted summary judgment to plaintiffs. The Circuit Court dismissed plaintiffs' federal law claims without prejudice. The State has appealed the decision of the Circuit Court. Success on appeal is uncertain and an unfavorable outcome for the State is a distinct possibility. If the Circuit Court decision is upheld on appeal, it would not have a material impact on the finances of the State, as the relief granted would be limited to striking down the statute. Such a decision would, however, expose the State to additional lawsuits, which could result in the State being ordered to pay damages of approximately $20 million, although the ultimate amount would depend on further factual development. Alternatively, if the State's appeal is successful, plaintiffs likely would attempt to re-file their federal law claims and seek compensation for the full value of the approximately 116,000 ground rents that they claim were "taken." Although the State's position with respect to the federal law claims is somewhat stronger than its position with respect to the state law claims, the State's total exposure is greater—in excess of $100 million—and, therefore, could have a more material impact on the finances of the State than either the declaratory relief plaintiffs have received or the additional lawsuits that may follow.

Any adverse judgment likely would be the subject of appeals, curative legislation, or both; any of which could reduce any material financial impact on the finances of the State. Any payment of a final judgment after the exhaustion of appeals would be subject to the approval of the Board of Public Works from money appropriated for that purpose in the State budget. Consequently, the 2013 Budget will not be adversely affected, and the payment of any future final judgments would impact a future fiscal year budget to the extent that monies are appropriated in that budget to pay such final judgments.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2011, the population density of Massachusetts was 840.2 persons per square mile, as compared to 88.1 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%). The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a 2011 population of 625,087.

The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, manufacturing and health care and social assistance) contributed 46% of the Commonwealth's GDP in 2011. Manufacturing replaced the finance and insurance sector in 2011 as the third largest contributor to GDP.

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. In 2006 and 2007, income in the state grew faster than in the nation, and since 2008, Massachusetts personal income has either declined more slowly, or grown more quickly, than the nation during the recession and its aftermath. In 2011, the per capita income average in the Commonwealth was $53,471. Only the District of Columbia, and Connecticut have had higher levels of per capita personal income.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005. The Massachusetts rate exceeded the U.S. rate for 17 months starting in December 2005, but only three of those differences exceeded 0.2%. Since April 2007, the state rate has been at or below the comparable (seasonally adjusted) U.S. rate. In October 2007, the Massachusetts rate was 4.4%, the lowest it had been since October 2001. The average unemployment rate for 2011 in Massachusetts and the nation was 7.4% and 8.9%, respectively. As of September 2012, the Massachusetts rate was 6.5%.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1.2 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Stabilization Fund ended Fiscal Year 2011 with a balance of $1.379 billion, which represented a $709 million increase from the close of Fiscal Year 2010. This increase resulted from Stabilization Fund investment earnings, statutorily required deposits on account of withholding taxes on Lottery winnings, a $350 million deposit authorized in the Fiscal Year 2011 final supplemental appropriations bill, and statutorily required deposits from the Fiscal Year 2011 consolidated net surplus. The entire $709 million was expected to be transferred from the Commonwealth General Fund to the Stabilization Fund during November 2011.

Recent legislation provides for monthly rather than quarterly distributions of local aid by the Commonwealth beginning in Fiscal Year 2014. The legislation also requires the Executive Office for Administration and Finance ("EOAF"), in consultation with the State Treasurer, to study the feasibility of short-term borrowing from the Stabilization Fund in order to avoid or minimize the Commonwealth's issuance of RANs. The Secretary was required to submit a report to the Legislature by January 1, 2013.

The Commonwealth ended Fiscal Year 2012 with a non-segregated cash balance of approximately $2.096 billion. The most recent cash flow statement projects a Fiscal Year 2013 ending balance of approximately $2.054 billion. For Fiscal Year 2013, the Commonwealth expects to issue approximately $2.423 billion, including $1.969 billion in general obligation bonds, $360.2 million of borrowing for the accelerated bridge program and $94.0 million for project finance spending. The Commonwealth also issued $1.2 billion in RANs in October 2012 with repayment scheduled for April and May 2013.

Fiscal Year 2011. On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional Federal Medical Assistance Percentage ("FMAP") that was assumed in the budget. The Fiscal Year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the balance in the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the Commonwealth General Fund balance into the next fiscal year. The Fiscal Year 2011 budget also relied on $809 million in remaining available funds from the American Recovery and Reinvestment Act ("ARRA").

Through June 30, 2011, the end of Fiscal Year 2011, the Governor had approved Fiscal Year 2011 supplemental appropriations legislation totaling $1.511 billion. After accounting for offsetting revenues (primarily federal Medicaid reimbursements), the net value of the spending was $661.3 million. The Fiscal Year 2011 supplemental funding amount was somewhat larger than typical, because it included the expenditure of a significant amount of enhanced FMAP funds that were made available by the federal government after the Governor approved the original Fiscal Year 2011 budget.

On October 27, 2011, the Governor approved the final Fiscal Year 2011 supplemental appropriations bill, which provided for the deposit of $350 million of Fiscal Year 2011 year-end surplus resources into the Stabilization Fund. In addition, the bill provided $132.1 million in additional Fiscal Year 2011 appropriations and authorizes a further $22 million in already-authorized Fiscal Year 2011 funding to be made available in Fiscal Year 2012.

On November 2, 2011, the Commonwealth issued the Fiscal Year 2011 statutory basis financial report, which reported that Fiscal Year 2011 budgeted fund total revenues and other financing sources exceeded Fiscal Year 2011 budgeted fund total expenditures and other uses by $998 million, and Fiscal Year 2011 ended with a budgeted fund balance of $1.901 billion. Of that amount, $1.379 billion was reserved in the Stabilization Fund, $400 million was reserved for continuing appropriations and debt service and $122 million was undesignated.

Fiscal Year 2012. On July 11, 2011 the Governor approved the Fiscal Year 2012 budget, which totaled $30.598 billion. The Fiscal Year 2012 budget assumed tax revenues of $20.636 billion, reflecting the consensus tax estimate of $20.525 billion, which was adjusted for the impact of revenue initiatives enacted as part of the budget. The Fiscal Year 2012 budget authorized a $200 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2012 interest earnings on the Stabilization Fund and an additional $103.7 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. On October 17, 2011, the EOAF revised the Fiscal Year 2012 tax revenue estimate up to $21.010 billion.

Through June 30, 2012, the end of Fiscal Year 2012, the Governor had approved Fiscal Year 2012 supplemental appropriations legislation totaling $493 million. A large portion of the supplemental funding was for MassHealth program reforms that are supported by federal reimbursements. On July 16, 2012, the Governor filed supplemental budget legislation requesting funding of $30.4 million, including $15.5 million for the current projected local costs for storm response related to Tropical Storm Irene and the October 2011 snowstorm, $8 million for Personal Care Attendants collective bargaining costs and $5 million for increased MassHealth reimbursement rates for adult day health providers.

Fiscal Year 2012 budgeted fund total revenues exceeded Fiscal Year 2012 budgeted fund total expenditures by $89 million, and Fiscal Year 2012 ended with a budgeted fund balance of $1.990 billion. Of that amount, $1.652 billion was reserved in the Stabilization Fund, $170 million was reserved for continuing appropriations and debt service, and $167 million was undesignated. The Stabilization Fund balance of $1.652 billion at the end of Fiscal Year 2012 represents a $273 million increase from the close of Fiscal Year 2011.

Fiscal Year 2013. The Fiscal Year 2013 budget was enacted by the Legislature on June 28, 2012 and approved by the Governor on July 8, 2012. A $1.250 billion interim budget for the first ten days of Fiscal Year 2013 had been enacted by the Legislature and approved by the Governor on June 26, 2012. Total spending in the Fiscal Year 2013 budget amounts to approximately $32.508 billion, after accounting for $31.7 million in veto overrides. Spending contemplated by the Fiscal Year 2013 budget is approximately $1.225 billion (3.93%) greater than Fiscal Year 2012 estimated spending levels at the time of the signing of the budget.

The Fiscal Year 2013 budget assumes tax revenues of $22.032 billion, reflecting the Fiscal Year 2013 consensus tax estimate of $21.950 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $36.3 million). EOAF is assuming a reduction of $21 million in revenues attributable to a proposed two-day sales tax holiday, for a total revenue estimate of $22.012 billion. The Fiscal Year 2013 budget relies on $616 million in one-time resources to support recurring spending, down from the Fiscal Year 2012 assumption of $651 million. The Stabilization Fund is projected to have a $1.284 billion balance at the end of Fiscal Year 2013.

On December 4, 2012 the EOAF advised the Governor of an estimated budgetary revenue shortfall of $540 million and reduced the tax revenue estimate for Fiscal Year 2013 to $21.496 billion. That same day, the Governor filed legislation containing proposed solutions to the projected revenue shortfall, including $225 million in spending reductions across executive branch agencies. In addition, the Governor sought expanded authority to make $25 million in spending reductions in non-executive branch agencies. The legislation also includes a 1.0% across-the-board reduction to unrestricted local aid, for total savings of $9 million. The Governor's plan also would use an additional $200 million from the Stabilization Fund, bringing the total amount that would be used in Fiscal Year 2013 from $350 million to $550 million, leaving a projected Fiscal Year 2013 ending balance of $1.257 billion after accounting for year-to-date tax settlements that were greater than $10 million. Additional federal revenues in the amount of $98 million and $11 million from certain reserve fund surpluses are helping to address the balance of the revenue shortfall.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which accounted for approximately 56.4% of total tax revenues in Fiscal Year 2012, the sales and use tax, which accounted for approximately 24.0% of total tax revenues in Fiscal Year 2012, and the corporations and other business and excise taxes, which accounted for approximately 11.2% of total tax revenues in Fiscal Year 2012. Other tax and excise sources accounted for the remaining 8.4% of Fiscal Year 2012 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. Under current law, the state personal income tax rate on most classes of taxable income is scheduled to be gradually reduced to 5.0%, contingent upon baseline state tax revenue growth Pursuant to state law, the state income tax rate was reduced from 5.3% to 5.25% (effective January 1, 2012), because the growth in Fiscal Year 2011 inflation adjusted baseline revenues over Fiscal Year 2010 exceeded 2.5%, and because, for each consecutive three-month period starting in August and ending in November 2011, there was positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. These conditions were not met in Fiscal Year 2012, so the state income tax rate will remain 5.25% for the Tax Year 2013. The Department of Revenue ("DOR") estimates that the revenue impact of the 2012 rate reduction was between $52 million and $56 million. The revenue impact for Fiscal Year 2013 (assuming no further rate reduction this year) would be between $111 million and $117 million.

The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is now 5.25% (effective January 1, 2012). Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Sales and Use Tax. As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters. However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed. The DOR estimates the tax revenue loss resulting from this change was approximately $40 million to $52 million for Fiscal Year 2011 and will be between $120 million and $130 million annually thereafter.

Beginning in Fiscal Year 2011, a portion of the Commonwealth's receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation ("MassDoT").

Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for federal taxes, is taxed at 8.00% (as of January 1, 2012), subject to further scheduled reductions. The minimum tax is $456.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. The state tax on hotel/motel room occupancy is 5.7%. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and $124 million in Fiscal Year 2010. The DOR estimated an increase of between $115 million and $130 million in subsequent years.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. Federal reimbursements for Fiscal Year 2011 amounted to $9.3 billion, including $1.244 billion as a result of enhanced FMAP reimbursement under ARRA. Reimbursements for Fiscal Year 2012 were approximately $8.0 billion and are projected to be $8.207 billion for Fiscal Year 2013. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2011 and 2012 these revenues were $2.912 billion and $2.921, respectively. For Fiscal Year 2013 these revenues are projected to be $3.366 billion.

On August 2, 2011, President Obama approved the Budget Control Act of 2011, which provides for between $2.1 trillion and $2.4 trillion of budgetary savings to the federal government over ten years. The first phase of federal spending reductions is to be implemented through $917 billion in discretionary reductions. Details concerning how these reductions may affect state budgets, including the Fiscal Year 2013 budget, have not yet been provided by the federal government.

Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.128 billion, $1.003 billion, $989.7 million, $976.5 million and $1.075 billion in Fiscal Years 2008 through 2012, respectively. Fiscal Year 2012 Lottery operating revenues resulted in a surplus of $63.7 million against the actual $1.011 billion budget to fund commitments appropriated by the State Lottery Fund. Fiscal Year 2012 Lottery contributions to local aid totaled $834 million.

The Fiscal Year 2013 budget assumed total transfers from the Lottery of $1.026 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including $840.2 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the Commonwealth General Fund.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the

Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the State Retiree Benefits Trust Fund. The budgets for Fiscal Years 2010-12 transferred all payments received by the Commonwealth in those fiscal years pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund. The Fiscal Year 2012 budget included a requirement that, beginning in Fiscal Year 2013, 10% of the annual tobacco payments are to be transferred to the State Retiree Benefits Trust Fund (projected to be approximately $25.3 million in Fiscal Year 2013), with the difference deposited to the General Fund, and that the amount deposited to the State Retiree Benefits Trust Fund is to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund. The Fiscal Year 2013 budget, as enacted by the Legislature, disregarded this provision and would have deposited all Fiscal Year 2013 tobacco payments into the General Fund. The Governor vetoed this section of the Fiscal Year 2013 budget because of its inconsistency with the Fiscal Year 2012 budget requirement to deposit 10% of such payments in the State Retiree Benefits Trust Fund. The Commonwealth has received approximately $3.54 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2011-2014

Fiscal Year 2011. Tax revenues for Fiscal Year 2011 totaled approximately $20.517 billion, an increase of approximately $1.973 billion (10.6%) over the same period in Fiscal Year 2010. This increase is attributable in large part to an increase of approximately $431.8 million (34.2%) in income tax payments with returns and extensions, an increase of approximately $573.5 million (6.5%) in withholding collections, an increase of approximately $373.2 million (25.1%) in income tax estimated payments, a decrease of approximately $101.3 million (6.7%) in income tax refunds, an increase of approximately $293.1 million (6.4%) in sales and use tax collections, and an increase of approximately $107.6 million (5.1%) in corporate and business tax collections.

Fiscal Year 2012. Tax revenues for Fiscal Year 2012 totaled approximately $21.115 billion, an increase of approximately $598 million (2.9%) over Fiscal Year 2011. This increase is attributable, in large part, to an increase of approximately $330.9 million (3.5%) in withholding collections, an increase of approximately $17.0 million (1.0%) in income payments with returns and bills, a decrease of approximately $6.7 million (0.5%) in income cash refunds, an increase of approximately $154.6 million (3.2%) in sales and use tax collections and an increase of approximately $92.2 million (4.1%) in corporate and business collections, which were partly offset by a decrease of approximately $24.2 million (1.3%) in income cash estimated payments. Fiscal Year 2012 total tax collections were approximately $105 million above the Fiscal Year 2012 tax revenue estimate of $21.010 billion.

Fiscal Year 2013. The revenue estimate in the Fiscal Year 2013 budget is $22.011 billion. Tax revenues for the first six months of Fiscal Year 2013 (through December 31, 2012) totaled approximately $10.049 billion, an increase of approximately $203.8 million (2.1%) compared to the same period in Fiscal Year 2012. This increase is attributable, in large part, to an increase of approximately $168.1 million (3.5%) in withholding collections, an increase of approximately $47.6 million (1.9%) in sales and use tax collections and an increase of approximately $24.9 million (11.1%) in income payments with returns and bills, which were partly offset by a decrease of $27.1 (3.0%) in corporate and business collections. Year-to-date Fiscal Year 2013 tax collections (through December) were approximately $132.6 million above the revised benchmark for the Fiscal Year 2013 tax revenue estimate of $22.496 billion.

Fiscal Year 2014. Forecasted tax revenue collections for Fiscal Year 2014 are $22.150 billion to $22.467 billion, reflecting actual growth of 3.2% to 4.5% from the projected Fiscal Year 2013 revenues, and baseline growth of 3.5% to 4.9% from Fiscal Year 2013, which represents growth of $688 million to $977 million over projected Fiscal Year 2013 revenues.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Years 2011 and 2012, approximately $4.785 billion and $4.930 billion, respectively, was allocated to direct local aid. The Commonwealth's budget for Fiscal Year 2013 provides $5.11 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2013 budget includes funding for education aid of $4.17 billion. This level of funding brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $173 million over the Fiscal Year 2012 state supported amount of $3.99 billion.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures.

For Fiscal Year 2012, 33.4% of the Commonwealth's budget was devoted to Medicaid and the Commonwealth Care program. Healthcare is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2007-12 grew by 6.08% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.9% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession has additionally contributed to Medicaid membership increases from Fiscal Years 2009 to 2012. Estimated Fiscal Year 2012 Medicaid spending was $10.435 billion. Fiscal Year 2013 spending projections are $10.991 billion.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. At the end of Fiscal Year 2012, 187,364 residents were enrolled in Commonwealth Care. The Fiscal Years 2012 and 2013 budgets included $777 million and $809 million for Commonwealth Care, respectively.

On January 19, 2011, the Commonwealth received authorization to receive federal reimbursement for up to approximately $23.0 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, which allowed the Commonwealth to spend up to $5.9 billion more over that three-year period than the previous Medicaid waiver period from Fiscal Year 2006 through Fiscal Year 2008. It also enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care's subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the authorization restored $192.5 million in claiming authority for certain designated Commonwealth health programs whose federal authority was scheduled to phase down, in addition to new authority for federal reimbursement for certain health programs. The Commonwealth also received authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 million in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals that see a disproportionately high percentage of Medicaid and other subsidized patients.

The Commonwealth's waiver expired on June 30, 2011, but six successive one-month extensions were granted. On December 20, 2011 the waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and will extend through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation.

During the three-year waiver period, the Commonwealth will fully implement the federal Patient Protection and Affordable Health Care Act ("PPACA"). The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals. The total amount of payments over the three year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually. Legislation approved in June 2012 supported the establishment and full funding for the trust fund, and MassHealth began implementation of the program at the end of Fiscal Year 2012.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool). This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2008 (from $661 million to $396 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The Fiscal Year 2013 budget includes $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and there is an anticipated Health Safety Net shortfall of funding for Fiscal Years 2012 and 2013 of $130 million and $143 million, respectively. These projections are largely influenced by the current economic conditions and their effect on the Health Safety Net.

Federal Health Care Reform. On March 23, 2010 the President signed into law the PPACA, a comprehensive national health reform measure that is similar to the Massachusetts health care reform model and includes the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014. The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers three major programs of public assistance for eligible residents: transitional aid to families with dependent children; emergency assistance; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Commonwealth is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program ("SNAP," formerly the food stamps program), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional assistance ("SNA") program, which provides small supplemental benefits to working families currently enrolled in the SNAP program. This program was terminated in 2010 and reinstated in 2012. Total budgeted operating funds for the Department of Transitional Assistance were $724.5 million, $736.7 million and $733.6 million in Fiscal Years 2010, 2011 and 2012, respectively. It is projected to spend $773.2 million in Fiscal Year 2013.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain federal work requirements. Congress has continued to extend the TANF block grant multiple times. The most recent extension runs through March 27, 2013.

Under federal TANF program rules, Massachusetts must meet the federal work participation rate of 50% for all TANF families and 90% for two parent families beginning in federal Fiscal Year 2007. The Commonwealth remains eligible under the federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 were 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended. When the ARRA-based target participation rates were eliminated in 2012, the SNA program was reinstated.

Other Health and Human Services.  The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. The Office of Health Services spent $1.101 billion and $1.115 billion in Fiscal Years 2011 and 2012, respectively. It is projected to spend $1.223 billion in Fiscal Year 2013. The Department of Public Health spent $488.1 million and $488.3 million in Fiscal Years 2011 and 2012, respectively. It is projected to spend $516.7 million Fiscal Year 2013. The Department of Mental Health spent $598.2 million and $613.1 million in Fiscal Years 2011 and 2012, respectively. It is projected to spend $673.9 million in Fiscal Year 2013. The Division of Health Care Finance and Policy spent $14.8 million and $14.1 million in Fiscal Years 2011 and 2012, respectively. It is projected to spend $31.9 million in Fiscal Year 2013.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On January 18, 2011, EOAF filed a new triennial schedule that extended the deadline for amortizing the unfunded liability to zero from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5% to 6% during Fiscal Years 2013 to 2017. The Fiscal Year 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over Fiscal Year 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.

On November 16, 2011, the Governor approved legislation containing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees who join a retirement system on or after April 2, 2012. The legislation is expected to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and nearly $2 billion for municipalities.

On June 25, 2012, the Governmental Accounting Standards Board voted to approve new standards that will modify the accounting and financial reporting of the Commonwealth's pension obligations. The new standards will require the Commonwealth to report in its statement of net position a net pension liability. Net pension liability is defined as the difference between the total pension liability and the assets set aside in a trust and restricted to paying benefits to current employees, retirees and their beneficiaries. The new standards will require immediate recognition of more pension expense than is currently required. The new standards will be effective for Fiscal Year 2015.

On October 2, 2012, the Public Employee Retirement Administration Commission released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2012. The unfunded actuarial accrued liability as of that date was approximately $23.605 billion. The valuation study estimated the total actuarial accrued liability to be approximately $67.547 billion with total assets valued on an actuarial basis at approximately $43.941 billion.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2010 and 2011 spending on higher education equaled $845.6 million and $943.0 million, respectively. Fiscal Year 2012 spending was $937.1 million and projected Fiscal Year 2013 spending is $975.0 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On October 8, 2012, the Governor released a five-year capital investment plan for Fiscal Year 2013 through Fiscal Year 2017, totaling over $16.7 billion. With the release of the plan, the Governor announced that the bond cap is expected to be $1.875 billion for Fiscal Year 2013, plus $93 million in unused bond cap from Fiscal Year 2012 which has been carried forward to support spending in Fiscal Year 2013. The bond cap for Fiscal Year 2014 is projected to be $2 billion, and is projected to increase to $2.125 billion for each of Fiscal Years 2015-2017.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA"). The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of December 31, 2012, the MBTA had approximately $494.7 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $133 million to $118 million through Fiscal Year 2014 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the

Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of December 31, 2012, the Commonwealth had approximately $18.5 billion in issued and outstanding general obligation debt, of which $15.0 billion (80%) was fixed rate debt and $3.9 billion (20%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.3 billion of outstanding general obligation debt as of December 31, 2012. Other outstanding variable rate structures include London Interbank Offered Rate ("LIBOR") index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $2.9 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $976.5 million, or approximately 5% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of December 31, 2012, the Commonwealth had outstanding approximately $139.3 million ($74.7 million principal and $64.6 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA. The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of December 31, 2012, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, the Commonwealth currently has liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes.

As of December 31, 2012, the Commonwealth had approximately $13.9 billion in authorized but unissued general obligation debt.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of December 31, 2012, the Commonwealth had outstanding $337.545 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

The Commonwealth is also authorized to issue $1.875 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program. As of December 31, 2012, the Commonwealth had outstanding $995.385 million of such bonds. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million) for purposes of ARRA. Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of December 31, 2012.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of December 31, 2012, $419.5 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of December 31, 2012, $100 million of such notes was outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. Under current law, such payments received by the Commonwealth are required to be deposited in the Commonwealth General Fund and thus do not secure the notes. EOAF intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D. et al v. The Governor. In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home-and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws. In February 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and undertook implementation of its remedial plan. MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs prospectively by over $20 million annually. The monitoring period has been extended through June 30, 2013, with the possibility of further extensions. The Commonwealth maintains that it is in full compliance with the court's judgment, but plaintiffs disagree. The court has indicated that it cannot determine that the Commonwealth is in compliance without an evidentiary hearing and has ordered the parties to work together to narrow the issues of disagreement.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II). These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development. The merits of plaintiffs' suit are likely to be argued to the court in 2013.

Finch, et al. v. Health Insurance Connector Authority, et al. Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS"). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution. The Supreme Judicial Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter for further proceedings. On January 5, 2012, the Supreme Judicial Court held that the statute violates the equal protection provisions of the Commonwealth's Constitution. This decision has significant fiscal implications for the Commonwealth, adding several tens of million dollars in costs in Fiscal Year 2012 and more than $100 million in annual costs in Fiscal Year 2013.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. On September 6, 2011, the defendants moved to decertify the class on the basis of the U.S. Supreme Court's decision in Wal-Mart Stores, Inc. v. Dukes, but this motion was denied on November 10, 2011. With discovery now concluded, the court was expected to entertain the defendants' motion for partial summary judgment on January 10, 2013. A tentative trial date of January 21, 2013 was set. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend tens of millions of dollars in increased foster care reimbursement payments, personnel costs and services.

SEIU v. Department of Mental Health. The Service Employees International Union has challenged the Department of Mental Health's contracts for the provision of Community Based Flexible Supports ("CBFS") as unlawful privatization contracts under the so-called "Pacheco Law." Plaintiff seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former case managers who the plaintiff claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the Department filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on the plaintiff's lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. The Department further denies that it violated the Pacheco Law and denies that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated. The Department believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Hutchinson et al v. Patrick et al. This is a 2007 class action brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the federal Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. In May, 2008, the parties entered into a settlement agreement in which the State was to create two new home-and community-based programs to serve brain-injured individuals which were projected to create multiple millions of dollars in expenditures. One of the proposed programs did not receive the required federal approval and, as a result, the parties are actively engaged in formal mediation to determine how to proceed under the settlement without that program.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool Fiscal Year 2013 the Commonwealth will have collected an estimated $5.317 billion in acute hospital assessments since 1990 and an estimated $2.197 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments. In February, 2011, CMS sent EOHHS a Notice of Disallowance of $25.43 million for payments to  UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service in Fiscal Year 2000 through 2003, based on CMS' interpretation of the 2-year payment claiming deadline. EOHHS filed a request for reconsideration with the U.S. Department of Health and Human Services ("HHS") on March 31, 2011. On April 17, 2012, the Commonwealth received notice that HHS affirmed $17.4 million of the UMMHC disallowance and reversed the remainder, allowing $8.1 million in payments. A question remains as to whether CMS intended to allow $8.1 million or half that amount, since $8.1 million represents both the federal and non-federal share of the payment at issue. EOHHS appealed the disallowance of $17.4 million to the Departmental Appeals Board on June 12, 2012.

Environmental Matters.

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion. The MWRA has also spent approximately $810 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.61 billion. Going forward, the MWRA anticipates spending an additional $64 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Taxes and Other Revenues.

Allied Domecq Spirits & Wines USA, Inc. v. Commissioner of Revenue, Appellate Tax Board. This case involves two major issues which could result in a loss of $31.7 million in tax revenue. The first is a finding of no nexus by the taxpayer's auditor with respect to a subsidiary with large losses. The second issue is an intangible holding company case involving one of the taxpayer's subsidiaries. The Tax Board bifurcated the case, and the no nexus adjustment was tried on April 15, 2009. On April 1, 2010, the Tax Board decided the no nexus issue in the Commissioner's favor. The parties agreed to settle all the issues other than the one the Tax Board has decided. It is expected that the taxpayer will then appeal the decision once the findings of fact and report are issued by the Tax Board. If the taxpayer is successful on appeal, the matter will be remanded to the Tax Board.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell's third-party action until Dell has fully prosecuted the abatement petition it filed with the Appellate Tax Board, seeking return of the same sales taxes. Dell recently filed a petition with the Tax Board for additional abatements related to its payment of sales taxes. At present, Dell's abatement requests remain pending, with a scheduled hearing date of November 15, 2012. The total amount Dell claims exceeds $54 million, including its claim for interest. On November 3, 2011, the trial court denied Dell's renewed motion to dismiss. The Supreme Judicial Court granted the parties' petition for direct appellate review; the case has been fully briefed and argued and is currently under advisement.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue. Satellite-television providers DIRECTV and Dish Network claim that the excise tax on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitution. Were the providers to prevail, the potential refund of taxes collected under the statute may exceed $10 million for each tax year, and a corresponding amount of annual revenue would be unavailable for collection in future tax years. The Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies, which the court denied. Extensive discovery has been completed, and the parties are presently briefing cross-motions for summary judgment. After a hearing cross-motions for summary judgment were taken under advisement on July 19, 2012. On November 21, 2012, the court granted summary judgment in favor of the DOR. An appeal is likely.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in each of 2003-2009, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes. Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $21.8 million in withheld 2005 MSA payments.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration. On November 3, 2011, the manufacturers advised the arbitrators that Massachusetts was one of 14 states and territories whose claims of "diligence" were no longer being contested. Since the December 5, 2011 deadline for any state to challenge the claim of another state has passed, Massachusetts's claim to its allocable share of the 2003 NPM Adjustment is no longer in dispute. Massachusetts can expect to receive approximately $30 million withheld by certain manufacturers from the payment due April 15, 2006. Massachusetts cannot expect to receive this money before Fiscal Year 2014, after resolution of the contested states' claims by the arbitration panel. Those hearings began in May 2012 and are scheduled to continue through June 2013.

MSA Arbitration. In a separate matter pending before an arbitration panel, tobacco manufacturers who are parties to the MSA allege that the calculation of their annual settlement payment fails to comply with the terms of the MSA. Specifically, they allege that a volume adjustment, designed to increase or decrease their settlement payment in conjunction with an increase or decrease in their volume of cigarettes tobacco has been calculated incorrectly. They allege that the quantity of roll-your-own tobacco, measured in ounces, has been converted into cigarette equivalent units using the wrong conversion rate.

The manufacturers claim they have overpaid by at least $150 million as a result of the purported miscalculation. The Commonwealth has received roughly 4% of that amount. Should the manufacturers prevail, they would be entitled to recalculation of the payments they have made since 2004 and the reduction applied to offset their future annual settlement payment obligations. As a result, the Commonwealth's 2013 or 2014 annual settlement payment would be reduced by approximately $6 million. Additionally, future annual settlement payments would be calculated using the manufacturer's interpretation, which would result in a reduction in the amount received by the Commonwealth. These losses are likely to amount to additional millions of dollars over the life of the settlement.

Other Litigation.

Debra Baggett and April Marlborough et al v. Michael Ashe, Jr, and Patricia Alulphy, in their individual capacities. This is a civil rights class action for money damages against Hampden County Sheriff Michael J. Ashe, Jr. and Assistant Superintendent Patricia Murphy for permitting male guards at the Western Massachusetts Regional Women's Correctional Center to view and videotape strip searches of women inmates. As the alleged class might well number over 500 inmates, then assuming a class is certified and the plaintiff class prevails on all claims, total damages awarded could exceed, in theory, $20 million.

Ianella, Trustee of Tecce Family Trust v. Massachusetts Turnpike Authority. The plaintiff seeks damages against the MTA for harm caused to its property and restaurant as a result of construction work done on the CA/T Project. The plaintiff claims that the construction diminished the value of the rental units located within the property and prevented access to the restaurant causing lost business revenue. Additionally, the plaintiff has brought claims for "business interference," nuisance, and negligence. The plaintiff claims to have suffered $17 million in lost business as well as an unspecified amount of property damage and diminished value of the property. The lawsuit is being defended under a $25 million owner controlled insurance program issued by Chartis Insurance Co. for the CA/T Project. However, Chartis is doing so under a reservation of rights concerning coverage. The MTA's motion for summary judgment was denied in February 2012. A final pre-trial conference is scheduled for March 14, 2013.

In re Lehman Brothers Holdings, et al., Debtors, This is a proceeding under Chapter 11 of the U.S. Bankruptcy Code. Prior to the bankruptcy filings by Lehman Brothers Holdings Inc. ("LBH") in 2008, the Commonwealth was a party to several interest rate swap agreements with LBH affiliates. Following the bankruptcy filings, the Commonwealth terminated those agreements, made termination payments to Lehman Brothers Special Financing Inc, ("LBSF") and entered into replacement swap agreements with other counterparties. In early 2010, LBSF notified the Commonwealth that it disagreed with the termination amounts that the Commonwealth had paid and issued a subpoena related to the terminations. On June 13, 2012, LBSF issued a settlement demand in the amount of approximately $32.7 million, including approximately $13.9 million of interest and expenses. The Commonwealth denied the settlement demand and formal mediation commenced on November 19, 2012.

Lehman Brothers Special Financing Inc. v. Massachusetts Development Finance Agency and the Commonwealth of Massachusetts. In 1993, the Massachusetts Development Finance Agency ("MDFA") used the proceeds of variable interest rate bonds issued by the City of Chelsea's Industrial Development Financing Authority to finance the construction of the Massachusetts Information Technology Center. In order to provide a synthetic fixed rate financing for the project, MDFA entered into a rate swap agreement with LBSF. In September 2008, LBH and LSBF filed for bankruptcy pursuant to Chapter 11 of the U.S. Bankruptcy Code (In Re Lehman Brothers Holdings, Inc.). Effective December 17, 2008, MDFA terminated the swap agreement with LBSF. The Commonwealth separately agreed to indemnify, defend and hold harmless MDFA in connection with the termination of the swap agreement. On April 20, 2012, LBSF initiated mediation proceedings against MDFA, claiming that that MDFA improperly calculated the termination value of the interest rate swap agreement by applying the wrong index in its termination calculation. LBSF demands payment of the principal amount of approximately $12.6 million plus interest from December 11, 2008 to the date of payment (approximately $6.1 million). MDFA rejected LBSF's demand, and the matter has now proceeded to mediation. If the matter is not resolved through mediation, LBSF may initiate litigation in further pursuit of its claim.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the trial court and the CA/T Project Dispute Review Board ("DRB") panel. The DRB has issued decisions on some of the claims, awarding plaintiffs approximately $78.3 million on claims of approximately $158 million. The majority of those decisions are now the subject of further court proceedings or a decision of the Project's Chief Engineer pursuant to the parties' contracts. In early May 2012, the Appeals Court heard oral arguments as to whether the DRB was authorized to issue binding arbitral decisions on numerous claims, or whether it was only authorized to issue non-binding recommendations that were subject to review by the Project Director. The court took the case under advisement.

Plaintiffs have also filed an action to confirm an arbitration award in its favor, arising out of plaintiffs' interest claims against the MassDoT. In May, 2012, the DRB recommended that plaintiffs recover approximately $8.6 million as an interest award. MassDoT has opposed plaintiffs' motion to confirm the interest recommendation. If the parties do not resolve their differences, a court hearing may take place in early 2013.

Slater et al. v. Harold W. Clarke et al. Plaintiffs filed a civil suit seeking damages and injunctive and declaratory relief from a number of Massachusetts defendants, including current or former employees of the Department of Correction, in connection with the murders of Beverly and Brian Mauck, in Washington State, by Daniel Tavares, a former Massachusetts inmate. Plaintiffs allege that Massachusetts officials improperly and prematurely released Tavares from Massachusetts custody and that, after Tavares fled to Washington State, Massachusetts officials failed to extradite Tavares, knowing that he posed a danger to Washington residents. Plaintiffs have voluntarily dismissed the suit against the former Commissioner of the Department of Correction. The trial court dismissed the case against one of the employees of the Department of Correction Office of Investigative Services, for lack of personal jurisdiction. The Appellate Court held that defendants are entitled to absolute immunity to the extent they participated in the decision whether to extradite Tavares. The case has been remanded to the trial court for further proceedings. The trial court has yet to rule on the remaining issues raised in defendants' motions to dismiss.

Takings associated with the Yawkey Way Extension roadway project. MassDoT has recorded orders of taking for the acquisition of easements for the Yawkey Way Extension roadway project in the Fenway area of Boston. These awards total $6,310,000.

Drug Testing Laboratory. On August 28, 2012, a chemist formerly employed at the Department of Public Health's drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases. The laboratory was immediately closed and the Governor has since established a central office to identify individuals who may be affected by the chemist's alleged malfeasance, which has the potential to affect tens of thousands of criminal drug cases. The Attorney General's office is conducting a criminal investigation. There may be significant, but as yet undetermined, costs required to account for the chemist's malfeasance. In addition, there may be costs to defend civil complaints alleging Commonwealth liability and for potential judgments. As neither the criminal investigation nor the determination of the number or specific cases affected has been completed, there is not sufficient information to estimate these additional costs at this time.

Minnesota

Demographic and Economic Information

The State's resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing from approximately 4.39 million to 4.93 million. The U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2007, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. The State's population grew 0.7% between 2008 and 2009, compared to 0.9% in the United States. From 2000 to 2011, Minnesota added 425,000 residents, reaching a total population of 5.34 million. During that period, the population growth rate was 7.8%, compared with a 12.4% growth rate during the 1990s.

Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average. Minnesota per capita personal income is now $44,560, 7.2% above the U.S. average. The State ranks 11th nationally on this measure of economic health. From 2010 to 2011, personal income increased by 5.1% after declining by 2.6% from 2008 to 2009 and then increasing by 3.1% from 2009 to 2010.

Since the start of 2012, U.S. economic forecasts have turned slightly less optimistic about real gross domestic product ("GDP") growth. U.S. real GDP is now expected to grow 2.0% in both 2012 and 2013, down from 2.1% and 2.3%, respectively. In February 2012, U.S. real GDP growth for Fiscal Years 2014 and 2015 was projected at an average annual rate of 3.1%. More recent estimates now call for real GDP growth rates to average 2.7% over the same period.

State economic growth also was slower than anticipated during 2011, with GDP increasing at an average annual rate of 1.75%. Minnesota's real GDP growth is now expected to grow at an annual rate of 2.1% in 2012, 1.9% in 2013, 2.8% in 2014, and 3.3% in 2015. Minnesota's recovery showed modest improvement in 2012. Employers added more than 40,000 jobs in 2012 and wage and salary income during the first nine months of 2012 was up an estimated 4.3% from 2011. Leading indicators, such as temporary help employment, average hours worked, job vacancies, and the number of unemployed all continued to improve during 2012. Moreover, the employment recovery remains broad based with professional and business services, education and health services, manufacturing, finance and insurance all showing gains. Federal, state, and local government cutbacks remain a drag on employment, but Minnesota's labor market appears to be firmly on a path toward recovery.

The State's 2011 average unemployment rate was 6.4%, compared to 9.0% nationally. As of October 2012, the State's unemployment rate was 5.8%, compared to 7.9% nationally, and employment is forecast to rise 1.7% in 2012 and 2013. Still, while Minnesota's economic conditions have improved at a pace slightly ahead of the nation, immediate risks include low home values, a slowdown in global growth and the economic weakness in Europe.

State Budget and Financing

Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began July 1, 2009 and ended on June 30, 2011 is referred to herein as the "2009-11 Biennium." The biennium which began on July 1, 2011 and will end on June 30, 2013, is referred to herein as the "2011-13 Biennium." The biennium which will begin on July 1, 2013 and will end on June 30, 2015 is referred to herein as the "2013-15 Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law and current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

General Operating Funds. The State Constitution requires the State to maintain a bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State's auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

The State's general fund (the "State General Fund") accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR"). The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents.

The cash flow account (the "Cash Flow Account") was established in the State General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute.

The budget reserve account (the "Budget Reserve Account") was established in the State General Fund as a separate special account for the purpose of reserving funds to offset budget shortfalls during economic downturns. Funds in the Budget Reserve Account may be spent in the event that projected State General Fund receipts will be less than forecast, and the amount of resources available for the remainder of the biennium will be less than needed to cover authorized spending. Funds in the Budget Reserve Account may be used, after legislative consultation, to the extent needed to balance expenditures with revenues. The amount and use of funds from the Budget Reserve Account and its replenishment are governed by statute.

In 2012, the Legislature passed a bill to authorize the construction of a professional football stadium to be located in downtown Minneapolis (the "Stadium Legislation"). A stadium general reserve account (the "Stadium Reserve Account") also was established in the State General Fund. Available revenues (including certain excise taxes and gambling revenues) are deposited in the Stadium Reserve Account and appropriated as necessary for application against any shortfall in the amounts deposited to the State General Fund and for other uses related to the professional football stadium.

Fiscal Matters

2009-11 Biennium Budget. Revised forecasts of State General Fund revenues and expenditures for the 2009-11 Biennium were prepared at the end of February 2009. At that time, the shortfall for the 2009-11 Biennium was projected to be $4.570 billion. A reduction in health and human services spending of $1.359 billion due to federal funds from the American Recovery and Reinvestment Act ("ARRA") was almost completely offset by other underlying forecast changes. ARRA was signed into law on February 17, 2009 by President Obama. ARRA was a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other federal programs. The State expected to receive a total of $4.6 billion in ARRA funds. Of this amount, $2.6 billion was allocated to offset State General Fund spending in the 2009-11 Biennium. The additional $2.0 billion in ARRA funds was for competitive or formula grants for a variety of infrastructure and program categories including transportation and energy projects.

2009-11 Biennium Update. During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the State General Fund and other funds for the 2009-11 Biennium. The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the 2009-11 Biennium. The approved budget reflected little change in State General Fund revenues from the February 2009 forecast for the 2009-11 Biennium. The Legislature proposed tax increases and fee adjustments that would increase revenues by $1 billion. The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Without these proposed changes, forecast revenues for the 2009-11 Biennium increased by $225 million from forecast levels, primarily reflecting increases in non-tax revenues and transfers. Giving effect to enacted legislative changes, State General Fund resources were expected to total $31.463 billion. 2009-11 Biennium revenues, excluding the balance brought forward from the 2007-09 Biennium, were estimated to be $30.925 billion. State General Fund expenditures after session actions were forecasted to be $33.789 billion. Budgeted revenues and expenditures were expected to leave an estimated State General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

At the end of the 2009 legislative session, the Governor announced that he would act to balance the budget for the 2009-11 Biennium. The actions necessary to implement the executive branch action plan were completed on August 7, 2009 and totaled $2.68 billion. They included $695 million in spending cuts, the greatest being $300 million in local aids and credits and $210 million in health and human services. The February 2010 revised forecast of State General Fund revenues and expenditures for the 2009-11 Biennium continued to project a budget deficit of $994 million as forecast revenues were expected to be less than at the end of the 2009 legislative session including executive actions. Projected spending for the 2009-11 Biennium was $228 million lower than estimates made at the end of the 2009 legislative session. The Cash Flow Account remained at $350 million and the Budget Reserve Account remained at zero.

Legislative action concluded in a one day special session following the end of the regular session. The Legislature eliminated the $3.425 billion deficit, leaving a State General Fund balance of $5.6 million projected for the end of the 2009-11 Biennium. Most of the Governor's $2.4 billion of voided unallotments were ratified and enacted into law. An additional $1 billion of revenue and expenditure changes were adopted to eliminate the remaining deficit. Legislative actions affecting State revenues were limited. Legislatively enacted changes reflect a $534 million increase in State General Fund resources that included a $357 million increase in transfers from other funds and non-tax revenue sources. There were no significant changes to State taxes; however, $152 million of sales and corporate franchise tax refunds forecast to be paid in Fiscal Year 2011 was delayed until Fiscal Year 2012.

Beyond reductions ratifying the $2.4 billion in previously proposed unallotments, additional spending reductions of $380 million were enacted. Of this amount, $219 million reflected savings in Fiscal Year 2011 K-12 education payment shifts. Additional reductions to property tax aids and credits and higher education totaled $152 million, and reductions to all other spending areas yielded $18 million. The Cash Flow Account was reduced from $350 million to $266 million. Statutory provisions remained in place directing that any future forecast State General Fund balances must be allocated first to restoring the Cash Flow Account to $350 million and, second, to restoring the Budget Reserve Account to $653 million. In November 2011, a revised forecast of State General Fund revenues and expenditures projected an ending budgetary balance of $976 million for the 2009-11 Biennium. A total of $526 million was added to the projected balance for the 2009-11 Biennium due to additional state tax revenue and a significant reduction in projected spending, mostly in health and human services.

At the close of Fiscal Year 2011, State General Fund revenues totaled $16.184 billion and State General Fund expenditures were $15.335 billion. On the revenue side, net sales tax receipts were $30 million below forecast, corporate tax receipts were $11 million above forecast and all other revenues were $100 million above forecast. On the expenditure side, $149 million of savings came from health and human services largely due to the Medical Assistance program. Principal contributors to the year-end savings were an increase in the federal matching rate for the last quarter of the fiscal year, increased pharmacy rebates and other recoveries, and lower than anticipated costs in several programs. Fiscal Year 2011 concluded with a Cash Flow Account of $266 million and a Budget Reserve Account of $9 million.

Planning estimates for the 2011-13 Biennium, based on the February 2010 forecast, adjusted for Legislative action, indicated that there would be a deficit of $5.8 billion, meaning that projected total revenues, excluding any balances carried forward, would be lower than total expenditures. Of the projected deficit, $1.4 billion reflected required spending to return the school aid payment shift. One-time ARRA and Federal Medical Assistance Program ("FMAP") funds that offset $2.2 billion of State General Fund spending in the 2009-11 Biennium was not scheduled to continue into the 2011-13 Biennium. Nearly two-thirds of the spending reductions adopted were one-time and would not continue absent Legislative action. Ongoing spending reductions were estimated to be $360 million.

2011-13 Biennium Budget. In November 2010, a forecast for the 2011-13 Biennium was released, which projected a State General Fund balance of $399 million at the close of the 2009-11 Biennium. This improvement in the State's short-term financial outlook came entirely from expenditure savings, including the six-month extension of a higher FMAP rate. The revenue outlook deteriorated slightly with State General Fund revenues for the 2009-11 Biennium forecasted to total $32.004 billion and biennial spending projected to total $38.591 billion. The gap in forecast revenues and expenditures was to be reduced by any balance remaining at the close of Fiscal Year 2011, leaving a projected budget shortfall for the 2011-13 Biennium of approximately $6.0 billion.

The November forecast indicated that the budget picture for Fiscal Years 2012 and 2013 remained similar to that at the conclusion of the legislative session earlier in the year. While revenues for Fiscal Year 2012 were forecast to grow by $1.510 billion (5.0%) over Fiscal Year 2011, expenditures were projected to grow by $8.324 billion (27.5%) over the same period. This unusually high expenditure growth rate stems primarily from actions that yielded one-time savings, such as federal stimulus aid and K-12 school payment shifts. These short-term federal subsidies and one-time actions allowed the State to balance its Fiscal Year 2011 budget without significantly reducing overall spending commitments for Fiscal Year 2012 and beyond. As a result, the November 2010 forecast predicted that spending will likely increase dramatically above spending in the 2009-11 Biennium, creating significant budget gaps well beyond the 2011-13 Biennium.

Following a regular session budget impasse and a 21-day state government shutdown, a one-day special session resolved the State's projected State General Fund budget deficit. Nearly two-thirds of the budget solution reflected one-time actions including extending and increasing K-12 school payment shifts, using proceeds from bonds secured by tobacco settlement receipts, transfers from other funds, and a reduction in reserves. The remainder of the solution primarily reflected permanent expenditure reductions. In terms of Statewide operations, the budget solutions included reducing most agency budgets by 5-10% and enacting reform initiatives to improve government operations. Other budget solutions included reducing aid to local units of government by $276 million (back to Fiscal Year 2011 spending levels). The budget also reduced reimbursement payments to local governments for market value credits in the first year of the 2011-13 Biennium by $104 million, and permanently eliminated the program in the second year of the biennium, saving $365 million. In addressing rising health care costs, the budget included reforms to managed care programs, resulting in savings of $361 million, including provider payment rate reductions, and incorporated $185 million in additional federal matching dollars.

2011-13 Biennium Update. The 2012 Legislative Session ended in May 2012 with relatively minor adjustments made to the 2011-13 Biennium's enacted budget. Without a surplus or deficit, the supplemental budget changes focused on buy-backs of reductions from the previous legislative session, small initiatives supporting veterans and public safety, the Stadium Legislation and a bonding bill.

State General Fund revenues for the 2011-13 Biennium are now forecast to total $34.992 billion, up $1.076 billion from prior forecasts. Tax revenues, primarily the income, corporate and sales tax forecasts increased by $810 million. Non-tax revenue, transfers and other revenues increased $266 million. 2011-13 Biennium spending is now expected to be $33.898 billion, a $262 million decline from previous forecasts. Of the $262 million decline in spending, human services spending accounted for $196 million. The remainder came from small savings in K-12 education, debt service and property tax aid and credit spending. These forecast changes, coupled with a $8 million net increase in reserves, produce a forecast State General Fund balance of $1.330 billion at the end of the 2011-13 Biennium. But, this balance does not carry forward to the next budget period. Instead it is statutorily allocated to buying back some of the outstanding school aid payment shifts, leaving the available balance at zero.

Cash Flow Account and Budget Reserve levels remain unchanged, with the Cash Flow Account having $350 million and the Budget Reserve Account having $658 million. The total amount ($1.008 billion) will remain in reserves for the 2013-15 Biennium unless there is executive or legislative action. Minnesota's net State General Fund receipts totaled $3.066 billion in November and December 2012, $114 million (3.9%) more than forecast. Receipts from the individual income tax and the corporate income tax were all above projections, but recent sales tax receipts were less than projected. Net State General Fund receipts for November and December 2012 were 5.3% greater than receipts during the last two months of 2011.

Construction authorized in the Stadium Legislation has a projected cost of $975 million, which will be divided among the Minnesota Vikings, the State and the City of Minneapolis. The State's share ($348 million) will be paid for from an expansion of charitable gambling, electronic pull tabs and linked bingo. The gambling expansion is expected to generate approximately $16 million in net State General Fund revenue in Fiscal Year 2013 and approximately $49 million in each fiscal year thereafter.

The Legislature also authorized a $567 million general obligation bonding bill for State and local projects, including $37 million of bonding for which the debt service is paid by Minnesota State Colleges and Universities and $33 million for a Rural Finance Authority loan program. The lower bonding authorization from forecast estimates reduces debt service costs by $1.6 million in the 2011-13 Biennium.

During June 2012, torrential rain fall resulted in several counties having major infrastructure damage to roads and bridges including highways. The U.S. Department of Homeland Security's Federal Emergency Management Agency (FEMA) announced that federal aid had been made available for the State to supplement recovery efforts in the affected areas. A special session of the Legislature occurred August 24, 2012 to address the costs of repairing the damages caused by the flooding in Minnesota. The Legislature appropriated $74.461 million from the State General Fund and enacted $2.6 million in State General Fund transfers, reductions and cancellations. This appropriation used the unrestricted State General Fund balance of $26.468 million and $45.382 million from the Budget Reserve Account, leaving $612.236 million in the Budget Reserve Account and a budgetary balance of $0 for the 2011-13 Biennium. Amounts in the Cash Flow Account ($350 million) remain in reserve. The Legislature appropriated $26.7 million in general obligation bonds, increasing projected debt service costs in the 2013-15 Biennium by $5.9 million.

2013-15 Biennium Budget. Planning estimates for the 2013-15 Biennium are based on February 2012 forecasts and have been adjusted for the 2012 legislative sessions. The projection methods are different for the 2013-15 Biennium and the longer-term estimates carry a higher degree of uncertainty and a larger range of potential error.

The outlook for the 2013-15 Biennium budget to be considered by the 2013 legislature, has not changed. At the end of the 2012 special legislative session a $1.079 billion shortfall was projected and the budget gap still remains just under $1.1 billion. State General Fund revenues for Fiscal Years 2013-14 and 2014-15 are now forecast to be $34.944 billion and $35.793 billion, respectively. Projected spending is expected to reach $35.222 billion and $36.866 billion, in Fiscal Years 2013-14 and 2014-15, respectively. Tax revenues for the 2013-15 Biennium are forecast to increase nearly $1.7 billion over the 2011-13 Biennium. Underlying growth in current law spending for K-12 education and health and human services will be about $1.5 billion, slightly below the growth in taxes. However, a $1.1 billion shortfall remains largely because non-tax revenues and transfers are expected to be well below amounts projected in the 2011-13 Biennium and debt services costs significantly higher. This comes from the use of one-time resources to balance the Fiscal Year 2012-13 budget, including one-time tobacco bond savings which artificially reduced debt service in the current fiscal year.

Projected debt service costs are estimated to increase by $23 million (1.7%) in the 2013-15 Biennium. Debt service estimates were reduced $40 million as a result of the smaller than forecast bonding bill; however, those lower estimates were offset by an increase in projected debt service costs related to the Stadium Legislation. Debt service payments in the 2013-15 Biennium are projected to be $64 million for the State General Fund appropriation bonds to be issued by the State for the stadium construction.

The forecast amounts in the Cash Flow Account of $350 million and in the Budget Reserve Account of $658 million ($1.008 billion total), are projected to remain in reserves for the 2013-15 Biennium. The Stadium Reserve Account is projected to be $66 million at the end of the 2013-15 Biennium.

State Revenues

The State's principal sources of non-dedicated revenues are taxes of various types. A description of the major tax revenues generated by the State is below.

Income Tax. The income tax rate schedules for 2012 consist of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $361. In addition, the State tax code contains a refundable child care credit, a working family credit, and an education credit all targeted at low income parents. Individual income tax receipts for Fiscal Years 2009, 2010 and 2011 were $6.99 billion, $6.53 billion and $7.53 billion, respectively. Individual income tax receipts are estimated to be $7.97 billion and $8.52 billion in Fiscal Years 2012 and 2013, respectively.

Sales and Use Tax. The sales tax of 6.875% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt. Net sales tax revenues for Fiscal Years 2009, 2010 and 2011 were $4.34 billion, $4.17 billion and $4.40 billion, respectively. Net sales tax revenues are estimated to be $4.68 billion and $4.84 billion in Fiscal Years 2012 and 2013, respectively.

Statewide Property Tax. There is a State general property tax levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Net statewide property tax revenues for Fiscal Years 2009, 2010 and 2011 were $729 million, $767 million and $767 million, respectively. Net statewide property tax revenues are estimated to be $780 million and $801 million in Fiscal Years 2012 and 2013, respectively.

Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2012 gave a 93% weight to sales, a 3.5% weight to payroll and a 3.5% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Corporate income tax revenues for Fiscal Years 2009, 2010 and 2011 were $708 million, $664 million and $925 million, respectively. Corporate income tax revenues are estimated to be $1.04 billion and $1.08.billion in Fiscal Years 2012 and 2013, respectively.

Minnesota requires 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation." Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.5% for life insurance; (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% surcharge on homeowners insurance, commercial fire and commercial nonliability insurance premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations tax.

Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax that is dedicated to special highway funds for road maintenance and construction. The tax is collected at the time of title registration or transfer. Motor vehicle sales tax revenues for Fiscal Years 2009, 2010 and 2011 were $117 million, $74 million and $31 million, respectively. Beginning in Fiscal Year 2012, motor vehicle sales tax receipts are no longer State General Fund revenues; 100% of the collections are now dedicated to transportation related funds.

Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

Health Care. In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the State General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and health maintenance organizations. In 2008, the Legislature created a loan from the Health Care Access Fund to the State General Fund in the amount of $50 million. When the Commissioner of Health determines that accumulated savings to state-administered health care programs from enacted health care reform reach $50 million, a transfer in a like amount must be made from the State General Fund to the Health Care Access Fund. Based on current estimated revenues, projected transfers to other funds from the Health Care Access Fund in the 2011-13 Biennium was $489 million, leaving a balance of $0 at June 30, 2013.

Minnesota provides health insurance through MinnesotaCare® for some individuals who will be eligible to purchase coverage through a health insurance exchange, under the federal Affordable Care Act, starting in 2014. State policy decisions, exchange infrastructure development and interpretation of the June 28, 2012 U.S. Supreme Court decision, are underway such that enrollment changes for some groups will be reflected in future forecasts.

In July 2011, the Legislature enacted a provision which reduces portions of the tax revenues to the Health Care Access Fund depending upon the outlook for the fund beginning in 2011. The Commissioner will evaluate the projected fund balance and cash flows for the current biennium. If revenues exceed expenditures by 125% for the biennium, and if the cash balance in the fund is adequate, taxes on hospitals, health care providers and wholesale drug distributors will be reduced to the extent that the ratio is not more than 125%. Any changes to the rate expire each calendar year and are to be re-determined by the Commissioner until January 1, 2020 when the tax is repealed. To date, the criteria for reducing the tax have not been met.

Education. The State has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Education that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Commissioner of Education the amounts needed to pay any warrants that are issued.

The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of June 30, 2012, there were approximately $561 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than ten years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of June 30, 2012, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2036, was approximately $11.5 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the 2011-13 Biennium the total amount of principal and interest outstanding as of November 2012 is about $1.7 billion, with the maximum amount of principal and interest payable in any one month being $675 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

Defined Benefit Retirement Plans and Other Post-Employment Benefits. Minnesota's defined benefit retirement plans are financed in several ways, including employee contributions, contributions from State agencies for their covered employees, contributions from local political subdivisions, and direct State appropriations. The 2010 Legislature passed significant pension legislation into law that increased employee and employer contribution rates, changed post-retirement benefit adjustments, changed interest on refunds, and made other changes to reduce the funding deficiencies of Minnesota's defined benefit plans. The legislation provides for the administrative consolidation of the closed Minneapolis Employee Retirement Fund ("MERF") and the Public Employees Retirement Association ("PERA"). On June 30, 2010, the administration of MERF was transferred to PERA, and all assets, service credit, benefits liabilities were transferred to a separate MERF division account at PERA. The legislation also increases the annual State contribution to the MERF account from $9,000,000 annually to $22.75 million in each of Fiscal Years 2012 and 2013 and $24 million each year thereafter through Fiscal Year 2031. Beginning in Fiscal Year 2031, the annual additional employer supplemental contribution will be a minimum of $27 million and a maximum of $34 million.

Post-employment benefits other than pensions are available to certain employees of the State, under terms of their employment contract, upon retirement at age 55. The employees involved are primarily conservation officers, correctional counselors at State correctional facilities, and highway patrol officers. If these employees elect retirement at age 55, the State pays the employer's share of health insurance benefits until the employees reach age 65. As of July 1, 2010, the most recent actuarial valuation, the unfunded actuarial accrued liability was $799 million, and is being amortized over a 30-year amortization period. The estimated annual required contribution for the period ended June 30, 2011 is $76 million.

City and County Credit Enhancement Program. Minnesota has also established a City and County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Minnesota Public Facilities Authority ("MPFA") to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

To be eligible for the program, a city or county must have entered into an agreement with the MPFA, which requires notifications to the MPFA by the city or county or paying agent when funds are not sufficient to timely pay all or a portion of debt service on obligations issued under the program. The MPFA must notify the Commissioner of potential defaults, and the Commissioner then must issue a warrant and authorize the MPFA to pay to the bondholders or paying agent the amount necessary to pay in full debt service on credit-enhanced bonds when due. The law appropriates annually from the State General Fund to the MPFA the amounts needed to pay any warrants issued by the Commissioner for this purpose. The amount of debt outstanding under this program may not exceed $1 billion.

The amounts paid on behalf of any city or county are required to be repaid to the State with interest, either through a reduction of subsequent State-aid payments or by the levy of an ad valorem tax, which may be made with the approval of the MPFA, or will be made mandatory by the MPFA if the State is not repaid in full by November 30 of the following calendar year. Furthermore, the State is subrogated to the rights of a city or county in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the city or county in full.

As of November 2012, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2040, was approximately $503 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the current fiscal year the total amount of principal and interest outstanding is $49 million with the maximum amount of principal and interest payable in any one month being $22 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

Trunk Highway System. The State's trunk highway system consists of 11,895 miles of highway, 4,840 bridges over 10 feet long, and 1,054 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation ("DOT"). The State's Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds. The Trunk Highway Fund's primary sources of revenues are motor vehicle and fuel taxes. These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature. Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund.

The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system. It uses a planning process that includes a statewide transportation plan, updated every six years, and a Statewide Transportation Improvement Program ("STIP"), which details the capital projects undertaken by the State. The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing.

The 2007 Legislature authorized $20.2 million for highway flood damage, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds. The 2009 Legislature authorized $40 million for construction of trunk highway interchanges and matching funds for federal projects, and $2.7 million for the reconstruction and repair of trunk highways and trunk highway bridges located in the area that suffered flood-related damages in 2008. The 2010 Legislature authorized $100.1 million in bonds for trunk highway construction and interchanges and $26.4 million in trunk highway capital improvements. The 2012 Legislature authorized 16.1 million in bonds for improvements to the State's trunk highway system.

State Indebtedness

The total amount of State general obligation bonds outstanding as of November 2012 was approximately $5.75 billion. Net transfers made for debt service in Fiscal Year 2012 totaled $338 million and are estimated to total approximately $413 million Fiscal Year 2013. The debt service transfer for Fiscal Year 2012 is lower from prior fiscal years as a result of the use of Tobacco Settlement Revenue Bonds which were used to refund certain general obligation bond indebtedness of the State.

The State intends to continue to utilize a variety of administrative tools to manage State General Fund cash flow on a daily basis. Those tools may consist of, and are not limited to higher education institutions, and health care providers, as well as delays in remittance of certain corporate and sales tax refunds. The extent to which the line of credit is actually utilized to meet cash flow needs will be determined by the variance between estimated and actual receipts and the timing of major payments during any given month. The State has not drawn on the line of credit to date. The State currently has no short-term debt outstanding.

In November 2011, the Tobacco Securitization Authority, an authority independent from the State, issued $757 million in Tobacco Settlement Revenue Bonds, all of which remain outstanding. This bond issue resulted in net proceeds of $640 million which was used to refund certain principal and interest payments of the State's debt which would have otherwise been paid for from the State General Fund. Investment interest earned on the net proceeds will be available to the State's debt service fund in the amount of $3.4 million. The tobacco bond proceeds will not be available to reduce debt service after Fiscal Year 2013.

The State's general obligation bonds are rated Aa1 by Moody's and AA+ by Fitch and S&P.

Litigation

While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $15 million on the State's expenditures or revenues.

Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The Tort Claims appropriations for each of Fiscal Years 2011 and 2012 are $761,000. For tort claims in Minnesota arising on or after July 1, 2009, the maximum limit of liability is $500,000 per claim, and $1,500,000 per occurrence.

I-35W Bridge Collapse. The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage. Thirteen people were killed, and approximately 145 were injured. The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse. The Legislature established a victim's compensation fund and appropriated $36.64 million for payments to decedents and claimants. A panel of three attorneys determined the amount of payments out of this fund. All 179 claimants accepted payments in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State is a third party to this litigation. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse. The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $1 million. The State's claim against the company which had performed inspections of the bridge has been settled for $5 million. The State is pursuing a claim against the company that designed the bridge. The Minnesota Supreme Court affirmed lower court rulings that the State's claim may proceed. A petition for writ of certiorari to the U.S. Supreme Court was denied.

Eminent Domain Actions. At any one time, there are hundreds of DOT eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact the State's Trunk Highway Fund.

The DOT has agreed to acquire properties for the Metropolitan Council's Central Corridor light rail transit project. This project is likely to involve eminent domain actions. In the aggregate, the potential cost to the State for property which has been, or will be, acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact funding to be provided to the DOT by the Metropolitan Council.

Other Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers, or employees are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $15 million in excess of current levels.

Alliance Pipeline L.P. v. Commissioner of Revenue. Plaintiff operates a natural gas pipeline company and owns and operates property throughout 13 Minnesota counties. In mid-October 2009, plaintiff filed an appeal in Minnesota Tax Court challenging the Commissioner's 2009 assessment of Alliance's natural gas pipeline property in Minnesota. The plaintiff subsequently also appealed the Commissioner's assessments for 2010 and 2011. The plaintiff challenges the assessment asserting that (i) the Commissioner has failed to correctly determine the market value of the property, (ii) certain regulatory valuation guidelines exceed the Commissioner's statutory authority and (iii) those regulatory guidelines, and the Commissioner's assessment, are unconstitutional in violation of various provisions of the State and federal Constitutions.

HealthStar Home Health Inc. et al. v. Commissioner of Human Services. Plaintiffs, comprising several personal care assistance (PCA) agencies, personal care assistants, and individuals receiving PCA services, through the Medical Assistance, MinnesotaCare, or Alternative Care programs, filed a lawsuit challenging a 20% reduction in the rate paid for PCA services furnished by a close relative of the PCA recipient. Plaintiffs allege that the reduction, enacted into law during the 2011 legislative special session, violates the state constitution's equal protection guarantees and Title VI of the federal Civil Rights Act. The court issued a written order on October 27, 2011, barring the Commissioner from enforcing the new law, pending litigation. The Department of Human Services estimates that implementing the legislation would save the State and federal governments each approximately $55 million over Fiscal Years 2012 through 2015.

The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry. The Home Insurance Company ("HIC") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund for certain workers' compensation payments made by HIC. HIC, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the State's workers' compensation scheme, and without recourse to the State General Fund. Defendants have denied HIC's requests for reimbursement, raising various statutory defenses and claiming that HIC is not entitled to reimbursement under the law. HIC claims it is entitled to $21 million in past and future reimbursements. Plaintiffs ask for reimbursement from the workers compensation Special Compensation Fund. Summary judgment motions of both parties were heard in May 2010. Defendants asked to have plaintiffs' complaint dismissed. The trial court granted partial summary judgment in favor of the plaintiff in the amount of $7,265,246, and denied summary judgment as premature as to future payments on qualifying claims. The State appealed the trial court's grant of partial summary judgment. Oral argument was held on June 12, 2012.

Meriwether Minnesota Land & Timber LLC, et al. v. State of Minnesota, et al. Six large paper and timber companies enrolled thousands of acres of forest land in a program created pursuant to the Sustainable Forest Incentive Act

("SFIA"). Under the SFIA program, landowners receive annual incentive payments if they enroll land in the program and abide by the program's conditions. The legislature capped the 2010 SFIA incentive payment at $100,000. Plaintiffs challenge the constitutionality of this cap, and allege that they are entitled to payment under the prior statutory formula. Plaintiffs claim that they are entitled to a $7.7 million incentive payment for 2010. The 2011 legislature amended the SFIA to repeal the statutory formula and provide for an incentive payment of $7 per acre, subject to a cap of $100,000. The district court granted plaintiffs' motion for partial summary judgment for 2010 and required the Department of Revenue to calculate amounts based on the district court order. The state filed an appeal. The appellate court reversed and remanded the trial court, holding that the $100,000 limit on 2010 payments for Fiscal Year 2011 does not breach contractual rights or quasi-contractual rights under promissory estoppel; and does not violate constitutional provisions against impairment of contracts, takings without just compensation, or equal protection.

Minnesota Energy Resources Corp. v. Commissioner of Revenue. The plaintiff, a natural gas pipeline company, has filed a consolidated appeal of the 2008-2011 assessments of the real, personal and operating property of its pipeline, arguing the assessments failed to correctly determine the market value of the property. The market value for the assessed property was $126 million in 2008. A new rule governs calculation for the 2009-2011 tax years. Discovery is ongoing.

Jensen, et al. v. METO, et al. Parents/guardians of several patients/former patients of the Minnesota Extended Treatment Options (METO) program allege violations of various State and federal constitutional and statutory rights because of alleged misuse of restraints and seclusion of people committed in part because of developmental disabilities and seek class action status, money damages and injunctive relief. A tentative settlement on monetary issues was reached—with the State contributing $2.8 million—and a settlement agreement approved by the court on June 23, 2011. The class notice and claims process has been completed and judgment on the monetary claims has been entered.

R.J. Reynolds Tobacco Co. v. Comm'r of Revenue. This is a corporate franchise case where the taxpayer originally reported a $2.9 billion dollar sale from the sale of certain international business operations as business income apportionable to Minnesota which increased its sales factor denominator by the gain amount. The Commissioner excluded gain from the company's sales factor and made no adjustment to the taxable income. The taxpayer objected, arguing that the business income must be represented in the apportionment factors to avoid distortion, or in the alternative, the gain must be deemed non-business income because the taxpayer did not conduct a unitary business with its international operations. The Commissioner rejected both arguments and also allowed only an 80% deduction for dividends received from a foreign subsidiary, rather than a 100% deduction. The Commissioner denied the taxpayer's refund claim asserting that the gain from the sale of trademark assets ($2.6 billion) was a non-business income. The amount at issue with this particular taxpayer is $3.2 million plus $1.2 million in a denied refund claim. If the Commissioner's decision is not upheld the Commissioner estimates that the outcome of this litigation will affect similarly situated taxpayers resulting in a prospective loss of $8 million per year starting in Fiscal Year 2011, and a retroactive effect of $24 million for Fiscal Year 2011. R.J. Reynolds' motion for summary judgment was denied by the tax court. Trial was scheduled for late May 2012, however, R.J. Reynolds settled its appeal in tax court by dropping its refunding claim and agreeing to pay approximately 70% of the Commissioner's original order.

Electric Cooperative Assessment Cases. This series of 16 separate appeals filed against the Commissioner of Revenue currently involves several electric coops that have appealed the Commissioner's assessment of sales tax for varying periods generally ranging from 2003 through 2006. There are an estimated 44 electric cooperatives in the State who are similarly situated to the current plaintiffs. The total potential financial impact to the State if the plaintiffs succeed on appeal is approximately $20.9 million in one-time refunds with an on-going annual impact of $4.2 million. The plaintiffs have filed a motion for partial summary judgment claiming some of the assessment periods at issue are time barred.

New York

Economic Trends

U.S. Economy.  The downside risks to the national economy from slowing global growth have intensified. Both the national labor market and equity markets have been weaker than projected in April 2012, which has in turn negatively affected household spending. Consumer spending only grew 1.5% during the second quarter of 2012, following growth of 2.5% in the first quarter. This slowdown appears to have occurred despite continued robust auto sales and a stronger than projected upturn in the housing market. The depressing economic effect on the demand for energy-related goods, due to the unusually warm winter weather, appears to be sustained. These developments translate into a weaker forecast for both the nation and the State. Growth of 1.9% in real U.S. gross domestic product is now projected for 2012, with the economy projected to grow 2.5% for 2013.

The U.S. labor market decelerated during the second quarter of 2012. Monthly private sector job gains slowed from an average monthly gain of 226,000 in the first quarter of 2012 to 91,000 in the second. Moreover, initial claims for unemployment insurance benefits have stayed remarkably stable, while the public sector has continued to shed jobs. On an annual average basis, the Division of the Budget ("DOB") now projects downwardly revised employment growth of 1.4% for 2012. A less favorable outlook for employment, combined with a substantial downward revision to wages for the fourth quarter of last year, have led to downward revisions to both wages and total personal income as well. Personal income is now projected to rise 3.2% in 2012, with its largest component, wages, expected to rise only 3.1%. These growth rates are substantially below historical averages.

Demand from emerging markets was an important factor for growth during the early phase of the nation's economic recovery. However, the emerging markets sector deteriorated significantly as the European sovereign debt crisis led one of the world's largest markets into recession. Weaker demand from Europe has been a drag on emerging markets as well, creating further downward momentum in the global economy. As a result, real U.S. export growth fell from 11.3% in 2010 to 6.7% in 2011, and is projected to fall to 3.3% in 2012. Slowing global growth is projected to continue to put downward pressure on both profits and equity markets through the end of 2012. Energy prices, however, have remained volatile. After hitting their lowest point since October 2011, oil prices have been on the rise. However, as supply fears subside, the impact of slower global growth on energy demand is expected to dominate movements in energy prices through the remainder of the calendar year. DOB has lowered projected inflation to 1.8% for 2012.

DOB's economic outlook continues to call for tepid but improving growth for the second half of this year, with growth accelerating to just above 3% by the latter half of 2013. There are significant risks, however, to this forecast. Efforts to contain the European sovereign debt crisis remain ongoing, and coordinated government efforts to avert a more severe global slowdown appear underway. Nevertheless, momentum remains downward. A longer and deeper European recession or significantly slower growth in emerging markets could have a more negative impact on U.S. exports, corporate profits, and equity markets. Although the current forecast assumes U.S. fiscal policy will remain non-contractionary, the economic uncertainty could negatively impact private sector behavior as the end of the calendar year approaches. Higher than expected energy prices could have a similar effect. Alternatively, stronger than expected growth in the labor market could result in greater household spending than projected, while a milder recession in Europe and stronger global growth could result in a faster upturn in the demand for U.S. exports. Moreover, if gasoline prices fall significantly further, household spending growth could be stronger than anticipated, since energy price growth acts as a virtual tax on household spending.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The most recent data indicate that the pace of New York employment growth continues, with the State labor market entering 2012 with particular momentum in construction, professional and business services, private educational services, and tourism-related leisure and hospitality services. As a result, private sector employment growth of 1.8% is now projected for 2012. Total employment growth of 1.2% is projected for 2012, with the public sector expected to remain a drag on the State labor market through the end of the year. Thus, estimated State wage growth for 2012 remains virtually unchanged at 3.1%, with projected growth in total personal income revised down slightly to 3.2% due to downward revisions to some of the nonwage components of income.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street firms still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national economic growth, an upturn in stock prices, or stronger activity in Wall Street activities could result in higher wage growth than projected.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010 (although two authorizations ultimately were not approved during the 2012 Legislative session). In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary federal stimulus funding also adversely impacted counties and school districts in New York State. State cash flow problems in prior fiscal years have resulted in delays in the payment of State aid, and in some cases have necessitated borrowing by the localities. Additionally, recent enactment of legislation that caps most local government and school district property tax levies may affect the amount of property tax revenue available for local government and school district purposes. The legislation does not apply to New York City. Changes to sales tax distributions resulting from the 2010 federal population census has had a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans. Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes. Any reductions in federal funding, could have a materially adverse impact on the State's Financial Plan. DOB's forecast assumes that Congress will act by the end of 2012 to avert automatic federal spending reductions and tax increases by extending both the Bush-era tax reductions and the payroll tax reduction authorized in 2009. Additionally, the forecast assumes that federal income tax increases scheduled for tax years 2013 and thereafter will be implemented as planned. The Affordable Care Act tax provisions are expected to result in an increase in State receipts in Fiscal Year 2013, and declines thereafter, as taxpayers reduce the level of capital gains realizations in response to the higher federal tax rate.

The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period. The specific spending reductions necessary for Congress to live within the caps will be decided through the annual federal budget process, so the magnitude of impact on federal funds for the State has yet to be determined. Further, if additional deficit reduction is not enacted, the BCA directs that savings be achieved through sequestration of funding, with across-the-board cuts to federal discretionary programs scheduled for January 2013, and lower discretionary caps in the following eight years. It is estimated that federal non-defense discretionary programs would face an across-the-board reduction of approximately 7.8% in January 2013.

The State is analyzing the potential impact of the BCA on the State's Financial Plan and economy. If the sequester is implemented, DOB estimates that State and local governments could lose approximately $5 billion in federal funding over nine years, beginning in Fiscal Year 2012-13, from these additional federal deficit reduction measures. In addition, the Financial Plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions. An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals. Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Enacted Budget Financial Plan assumes that an annual contribution of $250 million in Fiscal Year 2012-13 and $300 million each of Fiscal Years 2013-14, 2014-15 and 2015-16 would be deposited into HCRA. If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements. The State has multi-year labor contracts with its two largest employee unions, the Civil Service Employee Association ("CSEA") and the Public Employees Federation ("PEF"), as well as several other large employee unions. The contracts provide for no general salary increases for Fiscal Years 2012-14, substantial increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program. Employees will receive a $1,000 lump sum payment, a 2% salary increase in each of Fiscal Years 2014-15 and 2015-16 and be repaid the value of the deficit reduction adjustments at the end of their contract term. The PEF contract generally mirrors the provisions for the other unions, but the contract is different in that it covers a four-year period and has a deficit reduction provision. PEF employees will receive a 2% salary increase in Fiscal Year 2014-15.

Employees in the unions that have reached settlements with the State have contingent layoff protection for FY 2013 and limited continuing layoff protection for the full term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, SAGE Commission recommendations, or material or unanticipated changes in the State's fiscal circumstances are not covered by this protection.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in Fiscal Year 2012-13 are 11.5% of payroll for the New York State and Local Employees Retirement System ("ERS") and 19.5% for the New York State and Local Police and Fire Retirement System ("PFRS"), may be amortized.

In February and March 2012, the State made pension payments that totaled $1.32 billion for Fiscal Year 2011-12, and amortized $491 million. In addition, the State's Office of Court Administration ("OCA") made its pension payment of $190 million and amortized $72 million. The $563 million in total deferred payments will be repaid with interest over the next ten years, beginning in the current fiscal year. The Enacted Budget Financial Plan assumes that both the State and OCA will elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3.75 percent over ten years from the date of each deferred payment.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn that began in 2008 has had a severe impact on State finances. Actual receipts have been slow to recover, while fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. In Fiscal Year 2009-10, the State was required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year. The level of State General Fund spending in recent years also has been affected by the receipt of federal funding, which has substantially reduced the costs of Medicaid and School Aid in the State General Fund.

Prior Fiscal Year Results.

Fiscal Year 2010-11 Results. State General Fund receipts, including transfers from other funds, totaled $54.4 billion in Fiscal Year 2010-11. Total receipts were $1.9 billion (3.6%) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2% from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. State General Fund disbursements, including transfers to other funds, totaled $55.4 billion in Fiscal Year 2010-11. As such, State General Fund disbursements exceeded receipts by approximately $930 million in Fiscal Year 2010-11. State General Fund disbursements, including transfers to other funds, were $3.2 billion higher than Fiscal Year 2009-10 results. The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010. Adjusting for this deferral, spending would have been roughly $950 million below Fiscal Year 2009-10 results.

The State ended Fiscal Year 2010-11 in balance on a cash basis in the State General Fund. The State General Fund ended Fiscal Year 2010-11 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve and $13 million in an undesignated fund balance. The closing balance was $928 million lower than Fiscal Year 2009-10, which reflected the planned use of a fund balance to pay for expenses deferred from Fiscal Year 20009-10 into Fiscal Year 2010-11.

All Funds receipts for Fiscal Year 2010-11 totaled $133.3 billion, an increase of $6.7 billion over prior year results. Annual growth in federal grants and tax receipts was partially offset by a decline in miscellaneous receipts. All Funds disbursements for Fiscal Year 2010-11 totaled $134.8 billion, an increase of $7.9 billion over prior year results. The annual change reflects growth due to federal aid and growth in capital spending and debt service, as well as $2.1 billion in school aid deferral from Fiscal Year 2009-10. The State ended Fiscal Year 2010-11 with an All Funds cash balance of $3.8 billion.

Fiscal Year 2011-12 Results. State General Fund receipts, including transfers from other funds, totaled $56.9 billion in Fiscal Year 2011-12. Total receipts during Fiscal Year 2011-12 were $2.5 billion (4.5%) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

State General Fund disbursements, including transfers to other funds, totaled $56.5 billion in Fiscal Year 2011-12, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary federal aid that temporarily reduced State-share spending in the prior fiscal year. Annual State General Fund spending for agency operations in Fiscal Year 2011-12 was lower than in the prior fiscal year, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

The State ended Fiscal Year 2011-12 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements and $75 million in an undesignated fund balance. The Fiscal Year 2011-12 closing balance was $411 million greater than the prior year closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year, the first deposit to the State's "rainy day" reserves since Fiscal Year 2007-08.

All Funds receipts for Fiscal Year 2011-12 totaled $132.7 billion, a decrease of $577 million over prior year results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2011-12 totaled $133.5 billion, a decrease of $1.3 billion over prior year results. The State ended Fiscal Year 2011-12 with an All Funds cash balance of $3.4 billion.

Fiscal Year 2012-13 Enacted Budget Financial Plan

Prior to the enactment of the Fiscal Year 2012-13 Enacted Budget Financial Plan, the State faced a projected State General Fund budget gap of $3.5 billion for Fiscal Year 2012-13. The budget gap in future years was projected at $3.6 billion in Fiscal Year 2013-14, $5.0 billion in Fiscal Year 2014-15, and $4.2 billion in Fiscal Year 2015-16. These budget gaps represent the difference between (a) the projected State General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them.

On March 27, 2012, the Governor and legislative leaders announced agreement on a budget for Fiscal Year 2012-13. On March 30, 2012, the Legislature completed action on the appropriations and accompanying legislation needed to complete the budget. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment in advance of the other appropriations (the debt service appropriations were passed on March 20, 2012). The Governor completed his review of all enacted budget bills, including the veto of certain line items which had no material impact on the Enacted Budget Financial Plan, in early April.

At the time of the adoption of the Enacted Budget Financial Plan, DOB estimated that the gap-closing plan, if implemented successfully, would be sufficient to eliminate the State General Fund budget gap of $3.5 billion in Fiscal Year 2012-13, and leaves budget gaps of approximately $950 million in Fiscal Year 2013-14, $3.4 billion in Fiscal Year 2014-15, and $4.1 billion in Fiscal Year 2015-16. The authorized gap-closing plan consists of approximately $2 billion in savings that DOB characterizes as spending control (including $1.3 billion in savings from State agency operations). In addition to the State agency operations savings, the State expects to save an additional $777 million from local assistance, mostly due to the repeal of the automatic "cost-of-living" increases and trend factors in Fiscal Year 2012-13 for all human service providers. In Fiscal Year 2011-12, the State also paid $135 million in debt service that was due in Fiscal Year 2012-13, lowering the gap in Fiscal Year 2012-13 by the amount of the prepayment. Disbursements for State Operating Funds local assistance are projected to total $58.8 billion in Fiscal Year 2012-13, an annual increase of 2.6%.

The tax reform legislation approved in December 2011 is expected to generate an estimated $1.5 billion in net resources to help close the Fiscal Year 2012-13 budget gap. The tax code changes are expected to provide approximately $1.9 billion in additional receipts in Fiscal Year 2012-13. Of this amount, approximately $250 million will be used to mitigate the impact on the Metropolitan Transportation Authority ("MTA") from New York State tax law changes to the MTA mobility tax, and $135 million will be used for tax credits and employment initiatives.

DOB estimated that the State General Fund will end Fiscal Year 2012-13 with a balance of $1.8 billion, which consists of $1.13 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $57 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund and $13 reserved for debt management. The Enacted Budget Financial Plan includes the use of $62 million of the undesignated fund balance for gap-closing purposes in Fiscal Year 2012-13. The closing balance depends on successful implementation of the gap-closing plan.

Fiscal Year 2012-13 Receipts Forecast. All Funds receipts are projected to total $133.4 billion for Fiscal Year 2012-13, comprising tax receipts ($66.3 billion), federal grants ($42.6 billion) and miscellaneous receipts ($24.5 billion). The total All Funds receipts estimate represents an increase of approximately $527 million (0.4%) from Fiscal Year 2011-12 results. Total State General Fund receipts, including transfers, are estimated at $58.9 billion. State General Fund miscellaneous receipts are estimated at $3.4 billion in Fiscal Year 2012-13, an increase of 3.7% from Fiscal Year 2011-12 results.

All Funds user taxes and fees receipts for Fiscal Year 2012-13 are estimated to be $14.8 billion, an increase of $243 million (1.7%) from Fiscal Year 2011-12. Sales tax receipts are expected to be $12.1 billion, an increase of $219 million (1.8%) from the prior year. State General Fund user taxes and fees receipts are expected to total $9.2 billion in Fiscal Year 2012-13, an increase of $141 million (1.6%) from Fiscal Year 2011-12. Sales tax receipts are estimated to increase by $219 million.

All Funds business tax receipts for Fiscal Year 2012-13 are estimated at $8.2 billion, an increase of $349 million (4.4%) from the prior year. The estimate reflects base growth across all taxes, except the corporate franchise tax, from an improving economy as well as an incremental increase of $71 million from the deferral of certain tax credits that was part of the Fiscal Year 2010-11 Budget. Adjusted for this deferral, All Funds growth is 3.5%. State General Fund business tax receipts for Fiscal Year 2012-13 of $6.0 billion are estimated to increase by $278 million (4.8%) from the prior year's results.

All Funds personal income tax receipts for Fiscal Year 2012-13 are projected to be $40.3 billion, an increase of $1.5 billion (3.8%) from Fiscal Year 2012. This primarily reflects modest increases in withholding and current estimated payments for tax year 2012, offset by a decrease in extension payments for tax year 2011 and an increase in total refund payments. State General Fund income tax receipts for Fiscal Year 2012-13 of $26.9 billion are expected to increase by $1.1 billion (4.2%), from the prior year, mainly reflecting the increase in All Funds receipts noted above. However, a $373 million increase in deposits to the Revenue Bond Tax Fund and a $43 million increase in deposits to the School Tax Relief fund partially offset this increase.

All Funds other tax receipts for Fiscal Year 2012-13 are estimated to be $1.8 billion, an increase of $125 million (7.3%) from Fiscal Year 2011-12. This mainly reflects a rise of $49 million (4.5%) in estate tax receipts and $75 million (12.3%) in the real estate transfer tax, which are the result of expected large estate payments in Fiscal Year 2012-13 and strong commercial activity and improving vacancy rates in New York City, respectively. State General Fund other taxes receipts are expected to total approximately $1.1 billion in Fiscal Year 2012-13, an increase of $48 million (4.4%) from Fiscal Year 2011-12.

Fiscal Year 2012-13 Disbursements Forecast.  State General Fund disbursements in Fiscal Year 2012-13 are estimated to total $59.2 billion, an increase of $2.7 billion (4.8%) over Fiscal Year 2011-12 results. State Operating Funds disbursements for Fiscal Year 2012-13 are estimated to total $89.4 billion, an increase of $2.2 billion (2.6%) over Fiscal Year 2011-12 results.

The Enacted Budget provides $20.4 billion in School Aid for Fiscal Year 2012-13, an increase of $805 million (4.1%) from the previous year. In Fiscal Year 2013-14, School Aid will increase by an additional estimated $712 million (3.5%). The Enacted Budget Financial Plan also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income. Under this growth cap, School Aid is currently projected to increase by $712 million and $842 million in school years 2013-14 and 2014-15, respectively, reaching an annual total of $22.9 billion in the 2015-16 school year.

The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City). New York's Medicaid spending is projected to total approximately $54.0 billion in Fiscal Year 2012-13, including the local contribution. The Enacted Budget Financial Plan reflects continuation of a Medicaid spending cap which limits spending growth to 4% annually for Department of Health State Medicaid. This reflects the target growth rate for Medicaid proposed in the Enacted Budget Financial Plan, which is the ten-year average change in the medical component of the Consumer Price Index.

In Fiscal Year 2012-13, the State will provide $4.4 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the MTA receives the majority of the Statewide mass transit operating aid.

State General Fund transfers help finance certain capital activities, the State's share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities. Transfers to other funds are expected to total $7.1 billion in Fiscal Year 2012-13, an annual increase of $1.3 billion. This increase is mainly due to higher costs related to State University of New York operating support, recent payroll tax reductions for the MTA, Medicaid State share, and capital projects.

The State also pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities. Depending on the credit structure, debt service is financed by transfers from the State General Fund, dedicated taxes and fees, and other resources, such as patient income revenues. Total debt service is projected at $6.1 billion in Fiscal Year 2012-13, of which $1.6 billion is paid from the State General Fund through transfers.

Agency spending on personal and non-personal service is expected to remain nearly flat on an annual basis. Spending on fringe benefits is projected to decline by $171 million (-2.6%), reflecting lower pension costs due mainly to a $117 million prepayment in Fiscal Year 2011-12, and a revision of the State's Fiscal Year 2010-11 pensionable salary base that will lower the State's pension bill in Fiscal Year 2012-13. This revision will also lower employer contributions for health insurance costs due to the annualization of premium increases.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter. In Fiscal Year 2011-12, the State General Fund used STIP to meet certain payment obligations during April 2011, and repaid such amounts by the end of the same month.

Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Year 2012-13, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants. Consistent with prior years, DOB estimates that State General Fund balances will reach relatively low levels in the third and fourth quarters of the current fiscal year. DOB continues to monitor the flow of funds and will take such actions as necessary to manage the timing of payments.

State General Fund Out-Year Projections

DOB estimated that the Enacted Budget Financial Plan, as adopted, would provide for a balanced State General

Fund in Fiscal Year 2012-13 and leave projected gaps that total approximately $950 million in Fiscal Year 2013-14, $3.4 billion in Fiscal Year 2014-15 and $4.1 billion in Fiscal Year 2015-16. The net operating shortfall in State Operating Funds was projected at $495 million in Fiscal Year 2013-14, $2.8 billion in Fiscal Year 2014-15 and $3.6 billion in Fiscal Year 2015-16. The annual imbalances projected for the State General Fund and State Operating Funds in future years are similar because the State General Fund is the financing source of last resort for many State programs. Imbalances in other funds are typically financed by the State General Fund. The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

Out-Year Receipts Projections. For Fiscal Year 2013-14, total All Funds receipts are expected to reach nearly $138.7 billion, an increase of $5.3 billion from Fiscal Year 2012-13 estimated receipts. All Funds tax receipts are projected to increase by $3.8 billion over the same period. All Funds federal grants are expected to increase by $1.6 billion from Fiscal Year 2012-13 to Fiscal Year 2013-14. All Funds miscellaneous receipts are projected to decrease by $21 million over the same period. For Fiscal Year 2013-14, total State General Fund receipts (including transfers from other funds) are projected to be $61.5 billion, an increase of $2.6 billion from Fiscal Year 2012-13 estimated receipts.

Out-Year Disbursement Projections.  State General Fund disbursements for Fiscal Year 2013-14 are estimated to total $62.4 billion, compared to $59.2 billion in Fiscal Year 2012-13. State Operating Funds disbursements for Fiscal Year 2013-14 are estimated to total $53.7 billion. State expenditures for Medicaid are estimated to range from approximately $21.8 billion in Fiscal Year 2012-13 to $25.0 billion in Fiscal Year 2015-16. State expenditures for School Aid are estimated to range from approximately $20.3 billion in Fiscal Year 2012-13 to $22.9 billion in Fiscal Year 2015-16. Spending growth reflects an expected return to a lower federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service.

There can be no assurance that the budget gaps will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2012, total State-related debt outstanding was stable at approximately $56.8 billion. Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.7%. Total debt service is projected at $6.1 billion in Fiscal Year 2012-13, of which $1.6 billion is paid from the State General Fund through transfers and $4.5 billion from other State funds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. For Fiscal Year 2011-12, the cumulative debt outstanding and debt service caps were 4.00% and 4.65%, respectively.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act. However, the State is continuing through a period of relatively limited debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available capacity under the debt outstanding cap is expected to decline from $3.6 billion in Fiscal Year 2011-12 to $752 million in Fiscal Year 2013-14.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2012, State-supported debt in the amount of $52.8 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2012, both amounts are less than the statutorily cap of 15%.

As of March 31, 2012, the State's authorized issuers had entered into a notional amount of $2.1 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.9% of total debt outstanding. As of March 31, 2012, the State had $2.4 billion of variable rate obligations, of which $2.1 billion is hedged to fixed rate. The net variable rate exposure subject to the cap is $356 million (0.7%) of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.3 billion.

In addition to the variable rate obligations described above, the State has $259 million convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.1 billion as of March 31, 2012, a 65% reduction. Over that period, the State terminated $3.8 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2012, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2012, approximately $23 billion of Personal Income Tax Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

Fiscal Year 2012-13 State Supported Borrowing Plan.  The State's Fiscal Year 2012-13 borrowing plan projects debt issuances of $5.4 billion to finance new capital projects, an increase of $696 million (14.9%) from the prior fiscal year. The bond issuances will finance capital commitments for education ($1.8 billion), transportation ($1.6 billion), State facilities and equipment ($322 million), economic development ($508 million), health and mental hygiene ($670 million), the environment ($498 million) and State facilities and equipment ($332 million). Over the next five years, new debt issuances are projected to total $22.2 billion. New issuances are primarily for education facilities ($8.0 billion), transportation infrastructure ($7.1 billion), mental hygiene and health care facilities ($3.0 billion), State facilities and equipment ($1.4 billion) and the environment ($1.3 billion).

Spending on capital projects is projected to total $9.7 billion in Fiscal Year 2012-13, which includes $1.7 billion in off-budget spending directly from bond proceeds held by public authorities. Overall, capital spending in Fiscal Year 2012-13 is projected to increase by $349 million (4.0%) over Fiscal Year 2011-12 levels. The State plans to finance 54% of capital projects spending with long-term debt. Federal aid is expected to fund 19% of the State's Fiscal Year 2012-13 capital spending, primarily for transportation. State cash resources will finance the remaining 27% of capital spending. Overall, capital spending in Fiscal Year 2012-13 is projected to increase by $349 million (4%) from Fiscal Year 2011-12.

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS. State employees made up about 34% of total membership during Fiscal Year 2011-12. There were 3,332 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many local authorities of the State. As of March 31, 2012, 656,000 persons were members and 403,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion (2.6%) from prior fiscal year's level of $149.5 billion. The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected loss for Fiscal Year 2011-12, 40% of the unexpected gain for Fiscal Year 2010-11, 60% of the unexpected gain for Fiscal Year 2009-10 and 80% of the unexpected loss for Fiscal Year 2008-09. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated in August 2012 using the entry age normal funding method and actuarial assets, was 87%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually and will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%. In Fiscal Year 2011-12, the State elected to amortize $562.9 million and 134 participating employers amortized a total of $216.3 million. The estimated State payment (including Judiciary) due March 1, 2013 is $2.19 billion. The State (including Judiciary) has the option to amortize up to $781.9 million which would reduce the required payment to $1.408 billion. The State payment for Fiscal Year 2012-13 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF. For Fiscal Year 2011-12, the State paid $1.51 billion in contributions (including Judiciary), including amortization payments of approximately $69.1 million.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs' petition for certiorari to review the decision of the Second Circuit Court of Appeals.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, is pending in District Court.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. Plaintiff's appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but a motion to amend the complaint remains pending in the district court and was stayed through at least September 1, 2012. The Shinnecock appeal to the Second Circuit also remains stayed.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an output cartel in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King, another cigarette importer raised the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states, including New York. On March 22, 2011, the District Court denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the court's findings and declarations, and also appealed the District Court's decision to the Second Circuit Court of Appeals. On January 30, 2012, the District Court denied plaintiff's motion to amend the court's findings. Both the March 22, 2011 and the January 30, 2012 decision are on appeal.

Arbitration Related to Tobacco Master Settlement Agreement. The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in April 2012. State-specific hearings will commence in May, with New York's hearing scheduled for June 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. The District Court will advise the parties as to the date of a conference for the purpose of preparing a scheduling order for adjudication of this claim. In the interim, the parties are discussing potential ways to resolve the Nuclear Waste Policy Act claim without litigation.

Representative Payees. In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence. The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation. On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims. The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. Claimants served a notice of appeal on November 23, 2010. On January 17, 2012, the appellate court affirmed the decision of the trial court. On March 2, 2012, claimants moved for leave to appeal to the Court of Appeals. On May 8, 2012, the Court of Appeals denied claimants motion for leave. As a result, the case has been concluded in the State's favor and the claim has been dismissed.

Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the MTA, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions. Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the MTA be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver. Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. In Mangano, the trial court denied defendants' motion for change of venue. An appeal of that order is proceeding and all parties have moved for summary judgment. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by this statute on employers in the Metropolitan Commuter Transportation District. The trial court issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef. The plaintiffs in Brookhaven and Huntington appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which means their appeals are deemed abandoned.

School Aid. In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution. Since the commencement of the suit, the moneys at issue have been released. Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions. Since the commencement of the suit, the moneys at issue were released. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010. On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed. The appeal was never perfected and has been deemed abandoned.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The argument of the appeal was scheduled for March 20, 2012. On August 18, 2011, the trial court granted the State's motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. The plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment. On December 6, 2011, the trial court granted plaintiffs' motion for renewal and modified the stay to the extent of permitting discovery to continue, but refused to allow plaintiffs to file a motion for partial summary judgment or any other dispositive motion. Depositions are being scheduled and the discovery deadline is December 31, 2012.

Sales Tax.  There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion. The State moved for summary judgment in two cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. On

January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot. Arguments in the second case were heard on December 20, 2011. On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The court also denied plaintiffs' motion for a preliminary injunction. The plaintiffs appealed. On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction. The appeal is now deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca  Nation of Indians v. State of New York, et al., challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations. Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system. On June 8, 2011, the court issued an order granting defendants' motion for summary judgment and dismissing the complaint. On November 18, 2011, the appellate court affirmed the decision. The plaintiff's motion for leave to appeal to the Court of Appeals was denied on February 21, 2012.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment.

Eminent Domain. In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law. By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision. In a decision dated November 22, 2011, the appellate court affirmed the Court of Claims' decision. The State's motion for reargument or, in the alternative, leave to appeal to the Court of Appeals, was denied on February 17, 2012. On June 5, 2012, the appellate court denied the State's motion for leave to appeal. The State paid the judgment on July 5, 2012.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. On June 9, 2010, the State filed a motion for summary judgment. By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted. Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice. The State has filed its answer to the amended complaint and is engaged in the discovery process, the deadline for which is October 1, 2012.

Ohio

General Information

Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2010, Ohio's economic output as measured by gross state product ("GSP") totaled $466.9 billion, ranking it eighth among all states, accounting for 3.24% of the nation's GSP. The State ranks fifth within the manufacturing sector as a whole ($73.9 billion) and fifth in durable goods ($40.0 billion). As a percent of Ohio's 2010 GSP, manufacturing was responsible for 15.8%, with 20.0% attributable to the goods-producing sectors and 35.2% to the business services sectors, including finance, insurance and real estate. Ohio is the eighth largest exporting state, with 2010 merchandise exports totaling $41.5 billion. The State's leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for 52.4% of that total.

Payroll employment in Ohio, in a diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011. In recent years, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The "non-manufacturing" sector employs approximately 87% of all nonfarm payroll workers in Ohio. The State's average monthly unemployment rate was 8.6% in 2011, which was below the U.S. average of 8.9%. By November 2012, the State's unemployment rate had declined to 6.8%, compared to the U.S. average of 7.7%. Ohio's 2010 decennial census population of 11.54 million indicated a 1.6% population growth over 2000 and ranked Ohio seventh among the states in population.

Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2011, total personal income of Ohio residents was estimated to amount to $436.3 billion. Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

With 13.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2008 crop production value of $5.2 billion represented 2.9% of the U.S. total value. Ohio ranks in the top seven states in the production of chicken eggs, tomatoes, soybeans, apples and corn. In 2008, Ohio's agricultural sector output totaled $8.8 billion with agricultural exports estimated at a value of $2.9 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and eleventh in coal production in 2008.

Fiscal Matters

Consistent with the provision in the Ohio Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.

Most State operations are financed through the general revenue fund (the "GRF"). Personal income and sales and use taxes are the major sources of GRF revenues. Fiscal Year 2012 ended with a GRF fund balance of $135.9 million. The State has a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used may carry a balance of up to 5% of GRF revenues for the preceding fiscal year.

If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he or she shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding revenue receipts and balances. The Governor implemented this directive in the 2008-09 biennium as had been done several times in prior fiscal years.

The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

2010-11 Biennium. The 2010-11 biennial appropriations act was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. The budget reflected the final implementation of the restructuring of State taxes commenced in the 2006-07 biennium and a conservative underlying economic forecast. The total GRF biennial appropriations were approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) and total GRF biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). Appropriations for major program categories compared to the 2008-09 biennium reflected increases of 3.4% for Medicaid and 0.7% for corrections and youth services and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education and 5.15% for elementary and secondary education. The final 2010-11 biennial budget also included the restructuring of $736 million of Fiscal Years' 2010 and 2011 GRF debt service into Fiscal Years 2012 through 2025.

There were several major new or recurring sources of revenues reflected in the final 2010-11 biennial budget. The American Recovery and Reinvestment Act of 2009 ("ARRA") accounted for $2.4 billion in revenue, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments ("FMAP") and $326 million for other purposes. The Ohio Lottery Commission's implementation of video lottery terminals ("VLTs") at seven horse racing tracks in the State also led to revenues of $933 million from gaming and licensing. Taking into account the offsetting effects of the VLTs on other lottery revenues, the Office of Budget and Management ("OBM") estimated that VLTs would result in an approximately $851 million net increase in reserves for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011).

The final 2010-11 biennial budget also reflected the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund's ("TUPAC") collection of $259 million to be deposited in a special State fund to be used for various healthcare initiatives. On August 11, 2009, a trial court ordered that those monies remain in an endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this ruling, and on December 31, 2009, the appellate court ruled in favor of the State and reversed the trial court's order. The State Supreme Court affirmed the decision in favor of the State. The final 2010-11 biennial budget also reflected $530 million in revenues from transfers to the GRF of unclaimed funds and from other non-GRF funds.

The final 2010-11 biennial budget included $1.036 billion of one-time revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances, $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million in savings from subjecting State employees to a two week unpaid furlough during each year of the biennium, $84 million from a reduction in State funding to public libraries and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.

In September 2010, the State received $518.6 million of enhanced FMAP funding, and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education. The 2010-2011 biennium budget created a six member legislative Budget Planning and Management Commission ("BPMC") to study and make recommendations that were designed to provide relief to the State during the recent financial crisis. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports later that year. Both reports contained estimates of "non-recurring" revenues reflected in the final 2010-11 biennium budget ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with a positive GRF cash and fund balance of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the 0.5% of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State's share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

2012-13 Biennium. On June 30, 2011, the appropriations bill for the 2012-13 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. To address the use of non-recurring funding sources in the 2010-11 biennium, including amounts received under the ARRA, the budget includes targeted spending cuts across most State agencies, and major new Medicaid reform and cost containment measures. Reflecting tax law changes and a conservative underlying economic forecast, the budget provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from 2010-11 biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (the increase is due in part to the absence of ARRA funding in the 2012-13 biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. The budget also reflects the anticipated restructuring of $440 million of Fiscal Year 2012 GRF debt service into Fiscal Years 2013 through 2025.

There are several major new sources of revenues reflected in the final biennial budget, including the transfer of the State's spirituous liquor system to JobsOhio, a not-for-profit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In 2012, the State was scheduled to receive a $500 million one-time payment from JobsOhio. With that transfer, the State would forgo annual deposits to the GRF from net liquor profits (deposits totaled $153 million in Fiscal Year 2011 and $92.5 million in Fiscal Year 2012). Litigation filed on April 18, 2011 challenged under various provisions of the Ohio Constitution certain aspects of both JobsOhio and the law enacted in February 2011 authorizing its creation. The State filed a motion to dismiss arguing the plaintiffs lack standing to bring this case. The plaintiffs filed a response on May 20, 2011, and on August 19, 2011, the Ohio Supreme Court dismissed the case solely for lack of subject matter jurisdiction. On August 30, 2011 the same plaintiffs filed a complaint again claiming the February 2011 law authorizing the creation of JobsOhio, is an improper special act conferring corporate powers, and that the State may not lend its aid and credit to JobsOhio. The defendants filed motions to dismiss the complaint claiming that the plaintiffs lacked standing to bring this case. On December 2, 2011, the trial court granted those motions and did not rule on the plaintiff's other claims. On December 23, 2011, the plaintiffs appealed that ruling and on June 14, 2012 the appellate court unanimously affirmed the trial court's decision. The plaintiffs have appealed to the Ohio Supreme Court.

The final budget also reduced local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF. The final budget reduced public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax should result in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the commercial activity tax being deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation should result in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66 million in both Fiscal Year 2012 and Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF. The final budget also included $247 million of transfers to the GRF of unclaimed funds and from other non-GRF funds including a tax amnesty program.

The budget also reflects many tax law changes, including the implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates, the elimination of the estate tax beginning January 1, 2013, which is currently levied at a rate of 6% on estates over $338,333 and 7% estates over $500,000, and the establishment of the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The budget also creates a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011. The budget creates a Medicaid reserve fund and authorizes up to $130 million dollars to be transferred from the GRF if costs exceed appropriations. The budget also makes changes to Ohio construction bidding procedures and includes additional authorizations for joint purchasing by, and cooperation among, local governments, all designed to create opportunities for cost savings. Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011 is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

On March 14, 2012, the Governor announced a series of policy proposals resulting from a mid-biennium review, with a stated focus on job creation as a priority. These proposals were considered by the General Assembly in twelve separate pieces of legislation. The General Assembly passed seven pieces of legislation addressing the subjects of energy (not including proposed changes to the State's oil and gas severance tax), tax reform (not including a personal income tax reduction proposal), education, workforce development and management efficiency for both state and local governments.

The General Assembly recently enacted, and the Governor signed into law, a new financial institutions tax that will first apply to tax year 2014. This new tax will apply to many companies that are currently subject to Ohio's corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects "dealers in intangibles" (e.g., mortgage brokers, stockbrokers, finance and loan companies that are not classified as financial institutions) to the commercial activity tax. This new financial institutions tax will replace the current corporate franchise tax on financial institutions and the current dealers in intangibles tax. The proceeds of those current taxes are, and the proceeds from the new financial institutions tax will be, deposited in the GRF. Based on revenue targets and mechanisms established in this legislation, OBM projects the effect of these tax changes to be revenue neutral to the GRF.

The State ended Fiscal Year 2012 with a positive GRF cash and fund balance of approximately $973.4 million and $371.0 million, respectively, with $235.1 million of that ending balance transferred to the BSF leaving a balance of $135.9 million. OBM is currently projecting a positive GRF fund balance at the end of Fiscal Year 2013.

Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.

State Indebtedness

Ohio's Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for four funding veterans' bonuses, one for coal technology research and development, and another for research and development activities. The only such tax-supported debt currently authorized to be incurred is for highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is backed by a pledge of, and has always been paid from, the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

The owners and holders of State special obligation debt are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. The Ohio Constitution authorizes special obligation debt for specified purposes. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State. The Treasurer of State issues special obligations pursuant to the Ohio Constitution. Debt service under these obligations are paid from GRF appropriations, with the exception of debt issued for the Department of Public Safety facilities (paid from highway user receipts) and for the Bureau of Workers' Compensation facilities (paid from the Bureau of Workers' Compensation Administrative Cost Fund).

A 1999 Constitutional amendment provides an annual debt service "cap" applicable to most future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from ARRA) plus net State lottery proceeds for the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the GRF, but exclude general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts).

Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Total outstanding GRF-supported borrowings for various purposes includes approximately $7.48 billion for general obligations and $1.18 billion in special obligations.

In March and June 2012, the General Assembly enacted $1.78 billion in new capital appropriations for the 2013-14 biennium, with $1.40 billion of those new capital appropriations to be funded by GRF-supported debt authorizations.

Certificates of Participation. State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in, or are payable from, the State's anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $35.6 million in Fiscal Year 2014 and the total GRF-supported principal amount outstanding is $220.2 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director, and either the approval of the General Assembly or the state controlling board, of such agreements is required if the certificates of participation are to be publically offered in connection with those agreements.

Federal Highway Grant Anticipation Revenue Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering issuing bonds and entering into financing arrangements that call for State payments to be made from federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $160.0 million in Fiscal Year 2013. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available monies appropriated to the Department of Transportation for the purpose.

Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $630 million authorized to be outstanding at any one time. Of the $630 million, no more than $84 million may be issued for eligible advanced energy projects and no more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $63 million and the current maximum annual debt service is $55.2 million in Fiscal Year 2016. Pursuant to an amendment to the State's Constitution in 2000, the State has issued $315 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on the outstanding revitalization bonds is $29.6 million in Fiscal Year 2013.

Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $631.5 million in outstanding general obligation variable rate debt. As part of its debt management, the State also is party to certain interest rate swap agreements with a total notional amount of approximately $477.1 million. For all of the State's swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State's position if the counterparty's credit ratings fall below these minimum thresholds.

State Employees and Retirement Systems. Since 1985, the number of regular State employees has ranged from a high of 68,573 in 1994 to a low of 55,465 at the end of Fiscal Year 2012. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements. The State's current collective bargaining agreements expire in April through June 2015.

The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits, and other post-employment benefits such as retiree health care benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, and to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

Funding for the State's retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee's compensation, with the employees' contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law.

The State makes its employer contributions (based on a percent of salary) for each State employee who is an active member of a State retirement system. Currently, about 96% of State employees are members of PERS, 2.7% are in HPRS and 1.3% are in STRS. The State's employer contributions to those systems totaled $778.8 million in Fiscal Year 2009, $735.8 million in Fiscal Year 2010, $750.3 million in Fiscal Year 2011 and $711.8 million in Fiscal Year 2012. The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.6 million in the 2008-09 biennium, $41.3 million in the 2010-11 biennium and are appropriated at $41.2 million for the 2012-13 biennium.

State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and 16 have over 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and is not aimed at particular identified existing fiscal problems of those subdivisions. There are currently 22 local governments in fiscal emergency status and 4 in fiscal watch status.

Personal Income Tax. Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, were reduced by 4.2% annually in each of the tax years from 2005 through 2008 and in tax year 2011, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on incomes of $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000, while the 2011 rates for the equivalent income brackets are 0.587% and 5.925%, respectively.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates. Municipalities, school districts and joint economic development districts also may levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2010 was 3%. A school district income tax is currently approved in 181 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Sales and Use Tax. The State's sales and use tax rate has been 5.5% since July 1, 2005. That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Pennsylvania

General Information

The Commonwealth of Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.4 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2011, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania.

In 2011 the population of Pennsylvania was 12.7 million. The Commonwealth is highly urbanized, with 79% of the 2011 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 8.5% in 2010, compared to 4.4% in 2007. From 2002 through 2011, Pennsylvania's annual average unemployment rate was below the national average. As of May 2012, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.4%.

Personal income in the Commonwealth for 2011 was $541.2 billion, an increase of 4.8% over the previous year. During the same period, national personal income increased by 5.0%. Based on the 2011 personal income estimates, per capita income was at $42,478 in the Commonwealth, compared to per capita income in the United States of $41,663.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest. The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. In July 2008, the statutory transfer of 25% was suspended for one year. The budgets for Fiscal Years 2009 and 2010 included no transfers into the BSRF of any unappropriated surplus as no such surpluses existed at the end of Fiscal Years 2009 and 2010. The

Fiscal Year 2010 budget included a transfer of the entire $755.0 million balance of the BSRF to the Commonwealth General Fund to assist with the enactment of a balanced budget for Fiscal Year. While the Commonwealth ended Fiscal Year 2011 with a substantial positive ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 ("ARRA"), the Commonwealth was prohibited from depositing any funds into the BSRF. In June 2011, the statutory transfer of 25% of the Commonwealth's unappropriated surplus balance was suspended for one year. The Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.3 million. At present, the Commonwealth has a virtually zero balance in the BSRF. Based on the official revenue estimate for the Fiscal Year 2013 budget, the Commonwealth projects a preliminary Fiscal Year 2013 ending balance of $292.9 million, which would result in a statutory transfer of $73.2 million in June 2013.

Balances in the BSRF are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the BSRF may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the BSRF that are unspent are returned to the BSRF.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constituted approximately 98.1% of Commonwealth revenues in the Commonwealth General Fund for Fiscal Year 2012. The major tax sources for Commonwealth General Fund revenues are the personal income tax ($10.801 billion, 39.0% of Fiscal Year 2012 revenues), the sales tax ($8.772 billion, 31.7% of Fiscal Year 2012 revenues), the corporate net income tax ($2.205 billion, 7.3% of Fiscal Year 2012 revenues) and the utility gross receipts tax ($1.330 billion, 4.8% of Fiscal Year 2012 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($837.2 million, 3.0% of Fiscal Year 2012 revenues), the cigarette tax ($1.070 billion, 3.9% of Fiscal Year 2012 revenues) and inheritance and estate taxes ($827.7 million, 3.0% of Fiscal Year 2012 revenues), also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. For Fiscal Year 2012, the liquid fuels tax accounted for $561.4 million (21.0%), and the oil company franchise tax accounted for $457.9 million (17.2%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the Commonwealth General Fund for Fiscal Year 2012 totaled $138.8 million representing 0.5% of Commonwealth revenues to the Commonwealth General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2012 were $892.6 million, representing 33.5% of total Fiscal Year 2012 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco Settlement and State Lottery Funds from the federal government during Fiscal Year 2011 totaled $26.4 billion, while such federal receipts were $22.9 billion in Fiscal Year 2012. Anticipated receipts for Fiscal Year 2013 are $22.0 billion. Approximately $17 billion (64.3%) of total federal revenue to the Commonwealth for Fiscal Year 2011, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In Fiscal Year 2012, $15.6 billion (68.4%) of federal revenues, is attributable to these types of programs. In the Fiscal Year 2013 enacted budget, approximately $15.3 billion (69.6%) of federal revenues is attributable to public health and welfare programs.

Federal receipts have been influenced by the enactment of ARRA, with receipts of almost $3.1 billion in Fiscal Year 2011 for increased Medicaid reimbursement, flexible state stabilization funds and education jobs funds.

Expenditures

Education. Expenditures from Commonwealth revenues for education purposes were more than $10.9 billion in Fiscal Year 2011. Expenditures from Commonwealth revenues for education purposes were nearly $11 billion in Fiscal Year 2012. The enacted budget for Fiscal Year 2013 includes over $11.3 billion in education funding, an increase of approximately 3.4% over Fiscal Year 2012.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $29.5 billion in Fiscal Year 2011, $29.2 billion in Fiscal Year 2012 and are projected to be $30 billion for Fiscal Year 2013. Of the Fiscal Year 2012 expenditures, $10.8 billion was funded from the Commonwealth General Fund, while $10.9 billion is estimated to be provided for Fiscal Year 2013. Federal funds are expected to increase by $539 million, and augmentations are expected to increase by $42 million for Fiscal Year 2013. The Fiscal Year 2013 enacted budget includes $337.4 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. Commonwealth General Fund expenditures for these assistance programs amounted to $5.1 billion in Fiscal Year 2011 and $6.6 billion in Fiscal Year 2012. For Fiscal Year 2013, $6.7 billion is budgeted from the Commonwealth General Fund. A nursing home assessment fee provided a Commonwealth General Fund offset of $229.6 million in Fiscal Year 2011, $215.4 million in Fiscal Year 2012 and is expected to provide a $188.7 million offset in Fiscal Year 2013. A statewide managed care organization assessment provided a Commonwealth General Fund offset of $371.2 million in Fiscal Year 2011, $373.9 million in Fiscal Year 2012 and is expected to provide a $330.9 million offset in Fiscal Year 2013. In addition, a statewide Quality Care Assessment provided a $120.9 million offset in Fiscal Year 2011, a $109 million offset in Fiscal Year 2012 and is expected to provide a $109 million offset in Fiscal Year 2013.

Expenditures for medical assistance increased during the period from Fiscal Years 2002 through 2012 by an average annual rate of 9.1%. Expenditures from Commonwealth funds were $4.5 billion in Fiscal Year 2011 and $6.2 billion in Fiscal Year 2012, an increase of 36.8% from the prior fiscal year primarily due to the loss of the enhanced FMAP. Fiscal Year 2013 expenditures from Commonwealth funds are projected to be $6.5 billion. Income maintenance cash assistance payments to families in transition to independence were $1.3 billion and $1.2 billion in Fiscal Years 2011 and 2012, respectively. The enacted budget for Fiscal Year 2013 includes a total of $1.1 billion.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80. Beginning in Fiscal Year 2011, lease payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects. To address transportation funding in the Commonwealth, the Governor established the Transportation Funding Advisory Commission ("TFAC") in April 2011. In July 2011, the TFAC made funding recommendations that, if implemented, could bring in up to $2.7 billion annually within five years.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the Commonwealth General Fund to a combination of sources of revenue going into the PTTF. The PTTF was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and payments from the Pennsylvania Turnpike Commission. For Fiscal Year 2011, Commonwealth funding available for mass transit was $1.010 billion. Funding for mass transit increased in Fiscal Year 2012 to $1.046 billion. The Fiscal Year 2013 budget funding for mass transit will increase to $1.055 billion. The Fiscal Year 2013 total could increase with the realization of funding recommendations from TFAC.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2011 was $1.950 billion. While funding increased to $2.125 billion in Fiscal Year 2012, a decrease to $2.006 billion is budgeted in Fiscal Year 2013.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License

Fund. In Fiscal Years 2011 and 2012, $7.25 million was expended from aviation restricted accounts each year for such purposes. A total of $7.25 million is again budgeted for Fiscal Year 2013.

Financial Performance

During the five-year period from Fiscal Year 2007 through Fiscal Year 2011, total revenues and other sources increased by an average of 4.9% annually. Tax revenues during this same period decreased by an annual average of 0.1% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in Fiscal Years 2009 and 2010. During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the Commonwealth General Fund. Expenditures and other uses during the same five-year period rose at an average annual rate of 4.6%. Expenditures for public education during this period increased at an average annual rate of 3.5%.

Fiscal Year 2010 Financial Results (GAAP Basis). At June 30, 2010, the Commonwealth General Fund reported a fund balance of $284.8 million, a decrease of $230.4 million from the reported $515.2 million fund balance at June 30, 2009. On a net basis, total assets increased by $520.0 million to $9.837 billion. Liabilities increased by $750 million to $9.552 billion. The change in fund balance for the Commonwealth General Fund of -$230 million for Fiscal Year 2010 compares with a change in the fund balance of -$2.459 billion for Fiscal Year 2009.

Commonwealth General Fund tax revenues increased by over $167 million (1%) during Fiscal Year 2010. This increase is primarily attributable to revenue increases in "other" taxes ($551 million) and in cigarette taxes ($87 million). These revenue increases, however, were offset by decrease revenues from personal income taxes ($227 million) and corporation taxes ($219 million). Decreases in these tax types were directly attributable to declines in economic activity during Fiscal Year 2010.

Net inter-governmental revenues increased by $3.9 billion, resulting primarily from federal participation in significantly higher expenditures for Medical Assistance. Over $2.6 billion of the increase was attributable to ARRA funding. Combined licenses/fees/investment and other revenues increased by $422 million primarily because of first-year revenues for Table Game Authorization Fees and an increase in investment income. Charges for sales and services revenues decreased by $207 million.

Total Commonwealth General Fund expenditures increased by over $2.6 billion (6%) during Fiscal Year 2010. Reported expenditures for health and human services expenditures increased by $1.758 billion, caused by a higher aggregate need for medical, income and cash grant assistance. Net public education expenditures increased by $474 million, due primarily to ARRA subsidies, offset by a decrease in state-funded basic education. Protection of persons and property expenditures increased by $229 million primarily because of higher personnel costs for the Department of Corrections and higher expenditures for the Department of Environmental Protection. Reported Transfers to the Commonwealth General Fund increased by $550 million primarily because of transfers from the Tobacco Settlement Fund, the Oil and Gas Lease Fund, the Keystone Recreation, Park and Conservation Fund and the Medical Care Availability and Reduction of Error Fund. Transfers from the Commonwealth General Fund increased by $31 million, net of decreases, primarily because of an increase in transfers to debt service funds and a new transfer to the Motor License Fund.

Fiscal Year 2010 Financial Results (Budgetary Basis). The continuing effects of the national economic recession negatively impacted the Commonwealth's economy in Fiscal Year 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in Fiscal Year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth's revenues and receipts. Commonwealth General Fund revenues for the fiscal year totaled $27.65 billion. Total expenditures, net of appropriation lapses and including public health and human series assessments and expenditures from additional sources (ARRA funding), were $25.42 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the BSRF but including public health and human service assessments, increased $2.45 billion (nearly 10%) during Fiscal Year 2010. Fiscal Year 2010 net revenues totaled $27.20 billion, an increase from $24.751 billion during Fiscal Year 2009. Commonwealth General Fund revenues increased $2.12 billion (8.3%) during Fiscal Year 2010, when measured on a year-over-year basis. Corporate tax receipts were $510.2 million, or 10.0% below estimate for the fiscal year. Year-over-year growth in corporate taxes was down 5.3% during Fiscal Year 2010 as corporate net income tax collections declined 9.5% and capital stock and franchise tax receipts declined 3.4%. Personal income taxes were $308.3 million below estimate, a shortfall of 3.0%, while year-over-year growth in personal income tax receipts was -2.3%. Sales and use taxes receipts also were below the Fiscal Year 2010 estimate by $362.1 million (-4.3%). Sales tax collections declined 1.3% during Fiscal Year 2010, as motor vehicle sales tax collections grew 3.8% but non-motor vehicle sales tax receipts declined 2.0%. Stabilization in the Pennsylvania housing market led to realty transfer tax revenues growing slightly by 0.5% during Fiscal Year 2010. Non-tax revenues of the Commonwealth were 1.8% below the Fiscal Year 2010 estimate, led by realized losses on the investment of Commonwealth funds. However, non-tax revenues of the Commonwealth grew from $235.2 million in Fiscal Year 2009 to $2.738 billion during Fiscal Year 2010, an increase of 1,064%. This increase was attributable to the transfer of various fund balances such as the BSRF and other such balances to the Commonwealth General Fund. Reserves for tax refunds in Fiscal Year 2010 were $1.225 billion, a decrease of 8.2% from Fiscal Year 2009 reserves.

The Fiscal Year 2010 budget was enacted incrementally over the first half of Fiscal Year 2010. On August 5, 2009, the Governor signed into law $11 billion in appropriations towards the operation of critical public health and safety services and to fund general government operations and vetoed nearly $13 billion in appropriations for Fiscal Year 2010. This "bridge budget" provided appropriations totaling $10.97 billion of Commonwealth funds against then-estimated revenues, prior to reserves for tax refunds, of $25.56 billion.

On October 9, 2009, the Governor signed into law the enacted budget for Fiscal Year 2010. The Fiscal Year 2010 budget provided appropriations and executive authorizations of $24.29 billion, net of expenditures offset with federal funds, and did not include appropriations for certain non-preferred institutions, which were approved on December 17, 2009. On January 8, 2010, the Governor signed legislation expanding gaming in the Commonwealth. This legislation authorized certain table games at Pennsylvania casinos and was estimated to generate an additional $256 million in Commonwealth General Fund revenues during Fiscal Year 2010, derived mainly from upfront license fees. Annual recurring revenue to the Commonwealth General Fund from table games was estimated to be between $80 and $90 million.

Given the condition of the national economy, the Fiscal Year 2010 base revenue estimate was premised on the assumption that the Commonwealth would experience zero growth (0.0%) during Fiscal Year 2010. The Fiscal Year 2010 budget provided an estimated $808.2 million in recurring revenues and $2.356 billion in non-recurring revenues from various sources. The Fiscal Year 2010 budget also utilized $3.063 billion in available federal fiscal relief funds and lapses to offset state appropriations.

The Fiscal Year 2010 budget represented a $523.9 million (1.8%) decrease over the Fiscal Year 2009 budget. The Fiscal Year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminates funding for over 100 programs, lowering Commonwealth General Fund spending by nearly $1.9 billion. Nearly 3,000 Commonwealth positions were to be eliminated in Fiscal Year 2010, bringing the total reduction in the Commonwealth's work force to 4,767 positions since 2003.

Fiscal Year 2011 Financial Results (GAAP Basis). At June 30, 2011, the Commonwealth General Fund reported a fund balance of $1.621 billion, an increase of $1.337 billion from the reported $284.8 million fund balance at June 30, 2010. On a net basis, total assets increased by $1.002 billion to $10.839 billion. Liabilities decreased by $334 million to $9.218 billion. The change in fund balance for the Commonwealth General Fund for Fiscal Year 2011 compares favorably with changes in the fund balance of -$230.0 million for Fiscal Year 2010 and -$2.459 billion for Fiscal Year 2009.

Commonwealth General Fund tax revenues increased overall by $1.599 billion (6.58%) during Fiscal Year 2011. This overall increase is attributable to all tax types except realty transfer taxes, which decreased by $14 million from the prior fiscal year. Corporation taxes increased by $493 million (11.92%), due primarily to increasing corporation profits and due to one-time revenues of $176 million. Sales and use tax revenues increased by $302 million when compared to the prior fiscal year due to increases in taxable purchases as well as changes which accelerated remittances of sales taxes withheld. Net intergovernmental revenues increased by $1.7 billion, resulting primarily from non-ARRA federal participation of $1.376 billion.

Total Commonwealth General Fund expenditures increased by over $2.7 billion (5.7%). Expenditures for health and human services increased by $2.414 billion, due primarily to higher aggregate need for medical, income and cash grant assistance. Public education expenditures increased by $384 million primarily due to new federally funded basic education expenditures of $387 million. The overall increase in the fund balance of the Commonwealth General Fund was over $1 billion during Fiscal Year 2011.

Fiscal Year 2011 Financial Results (Budgetary Basis). While the Commonwealth's unemployment rates remained elevated, the Commonwealth's revenues and receipts benefitted from the moderate uptick in the national economy experienced during part of Fiscal Year 2011. Commonwealth General Fund revenues for Fiscal Year 2011 were above estimates by $785.5 million (2.9%), the first time this occurred since Fiscal Year 2008. Final Commonwealth General Fund revenues for Fiscal Year 2011 totaled $27.497 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (ARRA funding), were $25.617 billion, resulting in a preliminary operating balance for Fiscal Year 2011 of $1.367 billion. However, after accounting for a negative Fiscal Year 2010 beginning balance of $294.2 million, the Commonwealth ended Fiscal Year 2011 with an unappropriated surplus balance of $1.073 billion, which was the largest such unappropriated ending balance since at least 1975.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the BSRF but including public health and human service assessments, decreased $184.8 million (0.7%) during Fiscal Year 2011. Commonwealth General Fund revenues decreased $150.9 million (0.5%) during Fiscal Year 2011 when measured on a year-over-year basis. This decline is due primarily to the use of the BSRF and other such one-time balance transfers utilized during Fiscal Year 2010. Tax revenue collections grew $1.551 billion (6.2%) on a year-over-year basis, while non-tax revenue collections declined $1.702 billion (62.1%). Corporate tax receipts were $398.6 million above Fiscal Year 2010 levels. Year-over-year growth in corporate taxes was 15.6% during Fiscal Year 2011, as corporate net income tax collections increase 19.0% and capital stock and franchise tax receipts increased 7.6% while collections from the gross receipts tax declined 4.8%. Personal income taxes were $467.0 million above Fiscal Year 2010 actual collections, and year-over-year growth in personal income tax receipts was 4.7%. Sales and use taxes receipts were $561.0 million (7.0%) greater during Fiscal Year 2011 than during Fiscal Year 2010. Sales tax collections increased during Fiscal Year 2011 as motor vehicle sales tax collections grew 6.7% and non-motor vehicle sales tax receipts increased 7.0% during Fiscal Year 2011. Non-tax revenues declined 62.1% during Fiscal Year 2011, due primarily to the utilization of one-time revenues during Fiscal Year 2010.

Fiscal Year 2011 appropriations, including supplemental appropriations and ARRA funding and net of appropriation lapses, totaled $28.32 billion—an increase of $485.4 million (1.7%) over Fiscal Year 2010 expenditures. Fiscal Year 2011 ARRA funding and appropriation lapses increased to $3.341 billion (9.1%) over Fiscal Year 2010 funding. A total of $275.2 million in appropriations were lapsed in Fiscal Year 2011, and the Fiscal Year 2011 budget contained a slightly reduced level of public health and human services assessments ($636.6 million), which were utilized to cover a portion of medical assistance and long-term care costs. Commonwealth General Fund appropriations for Fiscal Year 2011 totaled $28.020 billion, an increase of $379.3 million (1.4%) from Fiscal Year 2010 levels. A total of $3.055 billion in operating appropriations were offset with federal funds, mainly ARRA, during Fiscal Year 2010.

The ending unappropriated balance was $1.073 billion for Fiscal Year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the BSRF. In June 2011, the statutory transfer of 25% of the Commonwealth's unappropriated surplus balance was suspended for one year.

Fiscal Year 2012 Financial Results (Budgetary Basis). The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2012. Final Commonwealth General Fund revenues for Fiscal Year 2012 totaled $27.678 billion, which was below the certified estimate by $162.8 million (0.6%). Total Fiscal Year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.101 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.534 billion, resulting in a preliminary operating balance for Fiscal Year 2012 of -$433.3 million. However, after accounting for a positive Fiscal Year 2012 beginning balance of $1.073 billion, the Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1.073 billion ending balance from Fiscal Year 2011) unappropriated ending balance since prior to the last recession.

Commonwealth General Fund revenues increased $180.8 million (0.7%) during Fiscal Year 2012 when measured on a year-over-year basis. Tax revenue collections grew $687.8 million (2.6%) on a year-over-year basis, while non-tax revenue collections declined $507.2 million (48.9%), primarily from a reduction in balance transfers from Fiscal Year 2011 to Fiscal Year 2012. Corporate tax receipts were $91.2 million lower than Fiscal Year 2011 levels. Year-over-year growth in corporate taxes was down 3.1%, as corporate net income tax collections decreased 5.1% and capital stock and franchise tax receipts increased 2.2% while collections from the gross receipts tax increased 8.6%. Personal income taxes were $364.8 million above Fiscal Year 2011 actual collections, and year-over-year growth in personal income tax receipts was 3.0%. Sales and use taxes receipts were $182.1 million (2.1%) greater during Fiscal Year 2012 than during the prior fiscal year. Sales tax collections increased during Fiscal Year 2012 as motor vehicle sales tax collections grew 9.2% and non-motor vehicle sales tax receipts increased 1.1%. Non-tax revenues declined 48.9% during Fiscal Year 2012, due primarily to the utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in Fiscal Year 2012 were $1.275 billion, an increase of 10.9% from Fiscal Year 2011 reserve levels.

Fiscal Year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.53 billion. A total of $349.3 million in appropriations were lapsed in Fiscal Year 2012, and the Fiscal Year 2012 budget contained a slightly increased level of public health and human services assessments ($698.3 million), which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $698.3 million of Commonwealth General Fund medical assistance and long-term care costs in Fiscal Year 2012, compared to $636.6 million in Fiscal Year 2011. Commonwealth General Fund appropriations for Fiscal Year 2012 totaled $27.186 billion, a decrease of $1.136 billion (4.0%) from Fiscal Year 2011 levels.

Fiscal Year 2013 Budget. The enacted Fiscal Year 2013 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28.285 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $27.919 billion. The $366.4 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by a partial draw down of the $659.0 million ending balance from Fiscal Year 2012. Commonwealth General Fund appropriations (prior to any lapses), from all revenue sources are estimated to grow $470.8 million (1.7%) on a year-over-year basis during Fiscal Year 2013. This modest increase follows a net reduction in state spending of over $1.160 billion (4.1%) on a year-over-year basis during the prior fiscal year. The reduction in appropriations during Fiscal Year 2012 was the largest such reduction in the Commonwealth since at least 1970. The enacted Fiscal Year 2013 budget resets spending levels to Fiscal Year 2010 levels. The Fiscal Year 2013 ending unappropriated balance is estimated to be $219.4 million, following the statutory transfer of 25% of the Commonwealth's unappropriated surplus balance to the BSRF.

The Fiscal Year 2013 revenue estimate is based upon an economic assumption that annual economic growth will total 2.2% through June 2013. Total Commonwealth revenues, prior to reserves for refunds, are expected to increase $912.0 million (3.3%) from Fiscal Year 2012 levels. The Fiscal Year 2013 budget includes tax reductions totaling $312.9 million, principally from the continued phase-out of the capital stock and franchise tax. Tax revenues are estimated to increase 3.4% from Fiscal Year 2012 levels. Fiscal Year 2013 receipts from corporate tax receipts are projected to decrease 4.1%, after adjusting for a restart of the scheduled reduction in the capital stock and franchise tax rate reduction. Personal income tax receipts in Fiscal Year 2013 are expected to grow 4.5% on a year-over-year basis. Sales and use tax receipts are projected to increase 5.1% during Fiscal Year 2013. Non-tax revenues are projected to decline 3.8%.

Commonwealth General Fund appropriations for Fiscal Year 2013 total $27.656 billion, an increase of $626.1 million (2.3%) from Fiscal Year 2012 levels. The Basic Education Funding subsidy to local school districts was increased by $49 million (0.9%) and $100 million in funding has been restored to the Accountability Block grant program for Fiscal Year 2013. Funding for higher education programs is constant at Fiscal Year 2012 levels. The Educational Improvement Tax Credit program also has been expanded by $60 million for Fiscal Year 2013. Commonwealth contributions to the Public School Employees Retirement System are increased $255.9 million (42.6%) from Fiscal Year 2012 levels. Spending for the Department of Corrections is held to zero growth (0.0%) during Fiscal Year 2013, and medical assistance and human services spending is budgeted to grow by just $24.8 million (0.2%).

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Motor License Fund—Fiscal Years 2010-13 (Budgetary Basis). Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2010 Motor License Fund revenues totaled $2.64 billion, an increase of 3.3% from Fiscal Year 2009 levels. Receipts from liquid fuels taxes increased by 1.8% while license and fee revenue decreased by 3.0%. Other revenue receipts increased by 17.6% during Fiscal Year 2010 due primarily to the realization of gains associated with Motor License Fund investments. Fiscal Year 2010 Motor License Fund appropriations and executive authorizations totaled $2.63 billion, a decrease of 3.6% from Fiscal Year 2009. The Motor License Fund concluded Fiscal Year 2010 with an unappropriated surplus of $165.1 million, a net increase of 186%.

Fiscal Year 2011 Motor License Fund revenues totaled $2.52 billion, a decrease of 4.5% over Fiscal Year 2010 revenues. Receipts from liquid fuels taxes increased by 2.9% while license and fee revenue increased by 4.0%. Other revenue receipts decreased by 31.4% during Fiscal Year 2011, due primarily to a decrease in the amount of revenue transferred to the Motor License Fund by the Pennsylvania Turnpike Commission. Fiscal Year 2011 Motor License Fund appropriations and executive authorizations totaled $2.403 billion, a decrease of 8.6% from Fiscal Year 2010. The Motor License Fund concluded Fiscal Year 2011 with an unappropriated surplus of $318.0 million, a net increase of 93%.

Fiscal Year 2012 Motor License Fund revenues totaled $2.414 billion, a decrease of $107.2 million (4.3%) from Fiscal Year 2011 revenues. Receipts from liquid fuels taxes decreased by 1.2% while license and fee revenue increased by 0.1%. Other revenue receipts decreased by 27.6% during Fiscal Year 2012, due primarily to a decrease in one-time interest earnings that occurred during Fiscal Year 2011. Fiscal Year 2012 Motor License Fund appropriations and executive authorizations totaled $2.615 billion, an increase of 8.8% from Fiscal Year 2011. The Motor License Fund concluded Fiscal Year 2012 with an unappropriated surplus of $153.0 million, a net decrease of 51.9%.

The Fiscal Year 2013 budget includes an estimated $2.397 billion from Motor License Fund revenues and Motor License Fund appropriations totaling $2.508 billion. The enacted amount of appropriations represents a decrease of $106.9 million (4.1%) from the appropriated level for Fiscal Year 2012. The $110.9 million difference between the estimated Fiscal Year 2013 appropriations and revenues of the Motor License Fund is expected to be supported by the drawdown of a portion of the Fiscal Year 2013 $153.0 million beginning balance. The projected fiscal year-end unappropriated balance is estimated to be $42.1 million, a decline of 72.5%.

State Lottery Fund—Fiscal Years 2010-13 (Budgetary Basis). The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund.

Fiscal Year 2010 net revenues increased by 7.0%. Total funds available were $1.664 billion, while total appropriations, net of current year lapses were $1.563 billion. Additionally, Fiscal Year 2010 expenditures included a transfer of approximately $178 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $101.4 million, a decrease of 10.4%.

Fiscal Year 2011 net revenues increased by 3.4%. Total funds available were $1.704 billion, while total appropriations, net of current year lapses were $1.545 billion. Additionally, Fiscal Year 2011 expenditures included a transfer of approximately $178 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $159.0 million, an increase of 56.8%.

Fiscal Year 2012 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, decreased by 0.6%. Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2012 were $1.694 billion, while total appropriations, net of current year lapses were $1.602 billion. Additionally, Fiscal Year 2012 expenditures included a transfer of approximately $178.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $263.3 million, an increase of 65.6%.

The Fiscal Year 2013 budget anticipates a 3.1% increase in revenues from all lottery sources, including instant ticket sales and the State's participation in the multi-state Powerball game. State Lottery Fund revenues are estimated to be $1.730 billion in Fiscal Year 2013, an increase of $36.0 million from Fiscal Year 2012 actual receipts. A portion of the increased revenues is attributable to enactment during 2008 of revisions to the statutory profit requirement which dedicated a fixed percentage of gross ticket sales to certain programs. By reducing the profit requirement and increasing the payout, ticket sales revenues are expected to increase. Appropriations, less estimated lapses, totaling $1.771 billion are expected, which represents an increase of $168.4 million (10.5%) from Fiscal Year 2012. As was the case in the Fiscal Year 2012 budget, the Fiscal Year 2013 budget contains expenditures of State Lottery Fund revenues for long-term care as state funds from other sources are being offset to support such costs. During Fiscal Year 2012, this amounted to $178.0 million while in Fiscal Year 2013, the amount is $309.0 million. The fiscal year-end balance is projected to total $222.4 million, a decrease of 15.5%.

Trend projections for fiscal years beyond Fiscal Year 2013 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, primarily the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues will be partially funded from a further draw-down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to avoid the incurrence of an operating deficit in fiscal years subsequent to Fiscal Year 2013.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10.724 billion at June 30, 2012, a net increase of $852.3 million from June 30, 2011. Over the 10-year period ended June 30, 2012, total net outstanding general obligation debt increased at an annual rate of 5.9%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.5%.

General obligation debt for non-highway purposes of $10.080 billion was outstanding on June 30, 2012. Outstanding debt for these purposes increased by a net $754.9 million since June 30, 2011. For the period ended June 30, 2011, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 5.7% and 5.5%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $644.7 million on June 30, 2012, an increase of $97.4 million from June 30, 2011. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2011, by 8.6% and 41.8%, respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from a existing restricted account rather than from general revenues of the Motor

License Fund of the Commonwealth General Fund. During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During Fiscal Years 2011 and 2012, the Commonwealth issued $130 million and $120 million, respectively, in general obligation debt for the program. The Fiscal Year 2013 budget includes $85 million in such general obligation debt authority.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding and based on current projections, it does not appear that any tax anticipation notes will be issued in Fiscal Year 2013. In Fiscal Year 2011, the Commonwealth issued $1.0 billion in tax anticipation notes and in Fiscal Year 2010, the Commonwealth issued $800 million in tax anticipation notes. In each instance, the Commonwealth paid the outstanding balance in full on June 30th of the respective fiscal year in which the tax notes were issued. In the preceding eleven fiscal years, the Commonwealth did not issue any tax anticipation notes.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2012: Delaware River Joint Toll Bridge Commission ($414.3 million), Delaware River Port Authority ($1.210 billion), Pennsylvania Economic Development Financing Authority ($2.908 billion), Pennsylvania Higher Education Assistance Agency ($6.486 billion), Pennsylvania Higher Educational Facilities Authority ($6.706 billion), Pennsylvania Industrial Development Authority ($479.5 million), Pennsylvania Infrastructure Investment Authority ($7.5 million), Pennsylvania Turnpike Commission ($7.842 billion), and the State Public School Building Authority ($3.112 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 26, 2011.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $453.0 million in special tax revenue bonds outstanding as of June 30, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Ratings. The Commonwealth's general obligations bonds are rated Aa2 by Moody's Investors Services, Inc., AA by S&P and AA+ by Fitch Ratings, Inc.

Unemployment Compensation. As of June 30, 2012, the Commonwealth had outstanding $2.593 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Trust Fund (the "UC Fund"). Since that time, the Commonwealth has borrowed an additional $48 million from the Federal Unemployment Account and the current outstanding loan to the UC Fund is $2.641 billion as of July 5, 2012.

The Commonwealth is one of 35 states that had exhausted its UC Fund balances during the most recent economic downtown. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts. Under current federal law, all such loans must be repaid by the states with interest. Under ARRA, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to existing Commonwealth law, each year in which interest is due on federal loans, the Department calculates an interest tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned interest tax rate was 0.44% for calendar year 2011 and 0.20% for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of a second year must pay additional federal unemployment taxes ("FUTA") to repay the principal of the loan. This FUTA surcharge is 0.3% on the federal wage base of $7,000 and automatically increases by 0.3% each year that the loan remains outstanding.

Based on current econometric assumptions and assuming no state legislative action to increase the UC Fund funding, the Commonwealth, anticipates that the UC Fund will continue to require federal loans to continue to pay benefits through at least Fiscal Year 2018 and its outstanding loan balance is estimated to total $286 million by 2018. Mandatory FUTA loan repayments, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2.560 billion in Fiscal Year 2011 to $176 million by Fiscal Year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in Fiscal Year 2011 to $9 million by Fiscal Year 2018. These repayment mechanisms do not have any impact on the Commonwealth General Fund and are payable solely from the UC Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law to, among other things, authorize the issuance of up to $4.5 billion of unemployment compensation bonds. The proceeds of such bonds ("UC Bonds") would be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund. UC Bonds will be issued only if the Department of Labor and Industry determines that such issuance will result in a savings to Pennsylvania employers, whose FUTA payments will be adjusted to provide revenues sufficient to pay in full all UC Bonds. The Commonwealth is presently planning to issue UC Bonds in Fiscal Year 2013 and, to achieve additional interest cost savings, privately place bond anticipation notes in advance of issuance of the UC Bonds.

Pensions and Retirement Systems. On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which will eliminate the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013. Contribution collars are expressed as a percentage of payroll and are 3% and 3.5% in Fiscal Years 2012 and 2013, respectively, and 4.5% in Fiscal Year 2014 and beyond until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5%. The contribution rate for PSERS new members who enrolled in the pension plan on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS, and before June 30, 2011, for PSERS.

During Fiscal Year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2% increase, and $342.6 million for PSERS, a 5.0% decrease in the year-over-year contributions. For Fiscal Year 2011, the Commonwealth contribution was $300.4 million for SERS, a 14.4% increase from the Fiscal Year 2010 contribution, and for PSERS, $408.6 million, a 19.3% increase. For Fiscal Year 2012, the projected Commonwealth contribution to SERS was $501.4 million, a 66.9% increase from the Fiscal Year 2011 contribution, and for PSERS, $600.1 million, a 47% increase.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. For Fiscal Year 2009, PSERS generated a negative 26.54% annual return. SERS' return on investments for calendar year 2008 was -28.7%. Calendar years 2009 and 2010 reflected an improvement in SERS' investment performance with a 9.1% and 11.9% return on investments, respectively. For 2011, SERS returned 2.7%. Similarly, PSERS' Fiscal Years 2010 and 2011 investment performance reflected an improvement from Fiscal Year 2009 with a 14.59% and 20.37% return on investments, respectively.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2011 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

CG, et al. v. PDE, et al. In this class action, commenced in 2006, the representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth's method for distributing special education funds. The defendants are the Pennsylvania Department of Education ("PDE") and the Secretary of Education. The plaintiffs contend that the Pennsylvania statute that apportions special education funding violates federal laws including the Individuals with Disabilities Education Act ("IDEA") and the Equal Educational Opportunities Act of 1974. IDEA conditions a state's receipt of federal funds for special education on the implementation of statewide special education programs guaranteeing a free appropriate public education to eligible disabled children. The plaintiffs allege that the Commonwealth's funding formula violates federal law because it requires PDE to allocate special education funds to a school district based on average daily membership of special education students across the Commonwealth, rather than on the actual number of special education students enrolled in the district. The plaintiffs seek declaratory judgment and an injunction requiring the Secretary of Education to abandon the current funding formula and to distribute special education funds based upon the actual number of disabled students in each district and the actual cost of their special education needs. A bench trial was held in September 2011, the parties submitted proposed findings of fact and conclusions of law. A decision is pending. An adverse ruling on the funding formula and redistribution of special education funds would have an impact on the amounts budgeted for this purpose for the current fiscal year.

County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania. Recently the counties have moved the Court to enforce the original order in the case. The Court held an argument on the motion in December 2009, and a decision is pending.

Harlee Manor, Inc. v. Dept. of Public Welfare. This action challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. The parties are currently in negotiations with each other and the federal government to resolve the issue. If the trial court strikes down the assessment, the Commonwealth could lose up to $331 million in state funds and a similar amount in federal matching funds.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania (now Allstate Life Insurance Co. v. Commonwealth of Pennsylvania). The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a conflicted decision in which the majority partially ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the Commonwealth Court. The Supreme Court's decision resulted in an approximately $7,000 credit for Northbrook.

Counsel has now selected the Allstate case to relitigate the issues involved. Currently, there are docketed with the Commonwealth Court in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The Northbrook and now Allstate case along with all of the pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982 (the "Act") that established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The Allstate case was briefed and argued before a five judge en banc Commonwealth Court on December 9, 2009. On March 25, 2010, a 3-2 majority ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. The Commonwealth filed exceptions. Following briefing and oral argument before a seven judge en banc Commonwealth Court, a 4-3 majority issued an unreported decision on October 15, 2010, overruling the Commonwealth's exceptions. The Commonwealth filed an appeal to the Pennsylvania Supreme Court. On September 28, 2011, the Court directed oral argument on the issue of whether the statute allows for tax credits for assessments paid on annuities despite statutory language that specifically excludes annuities in the computation of such credit. The Court heard oral argument on November 29, 2011, and a decision is pending. Potential tax refund exposure to the Commonwealth is up to $150 million.

MCARE/HCPRA Cases. On April 15, 2010, the trial court issued two separate decisions granting summary relief in favor of the petitioners, certain health care providers, in Pennsylvania Medical Society v. Department of Public Welfare (the "HCPRA Case"), and Hosp. & Healthsystem Ass'n of Pa. v. Commonwealth (the "MCARE Case"). As background, the Medical Care Availability and Reduction of Error ("MCARE") Fund is a special fund that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. The Health Care Provider Retention ("HCPR") Account was a special account within the Commonwealth's General Fund established by statute in 2003 that received a portion of the taxes charged on cigarettes . Monies in the HCPR Account were subject to annual appropriations by the General Assembly.

During 2003-2007, eligible health care providers in Pennsylvania were granted $946 million in abatements with respect to their MCARE assessments. Also during those years, $330 million was transferred from the HCPR Account to the MCARE Fund in order to assist the MCARE Fund in paying claims and meeting its other obligations. As part of the Fiscal Year 2010 budget, the General Assembly abolished the HCPR Account and transferred the $708 million remaining in the HCPR Account to the Commonwealth General Fund. The General Assembly also transferred $100 million from the MCARE Fund to the Commonwealth General Fund.

The trial court held that the Commonwealth had a duty to transfer funds from the HCPR Account to the MCARE Fund equal to the aggregate amount of abatements granted between 2003 and 2007. Subject to an accounting of the MCARE Fund and the HCPR Account, the amount of additional transfers to the MCARE Fund that would have been required under the court's ruling was between $446 and $616 million. The court also held in the MCARE Case that the transfer of $100 million from the MCARE Fund to the Commonwealth General Fund was unlawful and violated the petitioners' alleged vested rights in that money.

On appeal to the Supreme Court of Pennsylvania, the Commonwealth contended that the trial court committed both factual and legal errors in rendering these decisions. The Commonwealth's appeals automatically stayed the court's declaratory judgments and that court's consideration of any further relief pending resolution of the Commonwealth's appeals. Oral argument was held in both appeals in September 2011. On February 29, 2012, the Supreme Court of Pennsylvania unanimously reversed the trial court in the HCPRA Case and held that the Commonwealth did not violate the rights of the petitioner health care providers when the General Assembly closed the HCRP Account and transferred its funds to the Commonwealth General Fund. The Supreme Court has not yet decided the MCARE Case.

Sears, et al. v. Corbett and Weisblatt, et al. v. Corbett. Petitioners, former participants in the discontinued Pennsylvania adultBasic Insurance Coverage program ("adultBasic"), filed a class action suit against Governor Corbett seeking declaratory, mandamus and injunctive relief from alleged violations of the Pennsylvania Tobacco Settlement Act ("Act"), which, in part, established a Tobacco Settlement Fund ("Fund") to receive and distribute payments received by the Commonwealth pursuant to the MSA entered into among the Commonwealth, other states and participating tobacco manufacturers. The Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program ("MAWD"), which received priority funding. The petitioners claim that, in 2010 and 2011, the General Assembly violated the Act through the redistribution of certain funding from the Fund. The trial court noted that MAWD received its funding from the Fund before adultBasic because MAWD was an entitlement program in contrast to the adultBasic program, which was subsidized by Pennsylvania Blue Cross/Blue Shield plans, which expired in December 2010. The ultimate purpose of the lawsuit is to force the General Assembly to restore adultBasic. The court determined that in 2010 only $20 million from the Fund was available to fund adultBasic, which was insufficient to allow operations to continue. Thereafter, petitioners in both cases amended their petitions, adding constitutional challenges associated with the 2011 funding. The Commonwealth filed preliminary objections to the amended petitions for review in both actions.

On June 27, 2012, an en banc panel of the court sustained in part and overruled in part the respondents' preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. The court made the same decision in the Weisblatt case on June 28, 2012. The court dismissed all claims made against the General Assembly. However, the court ruled that the petitioners' claims that the legislation amending the Commonwealth's Fiscal Code in 2010 and 2011 violated certain sections of the Constitution of Pennsylvania could be pursued, and equitable relief directed to executive officials could be granted by the court were it to agree that the statutes were enacted unconstitutionally.

The respondents do not agree that the 2010 and 2011 amendments to the Commonwealth's Fiscal Code were unconstitutionally enacted. In addition, the respondents contend that even if the 2010 and 2011 amendments were unconstitutionally enacted, adultBasic could not be revived since the funding allocated by the Tobacco Settlement Act for use in jointly supporting adultBasic and MAWD is sufficient to support only MAWD, which under the law must be given priority over adultBasic. The court's opinions did not address this part of the Commonwealth's defense in the litigation. Were the court ultimately to enter a judgment in favor of the petitioners and effectively order restoration of adultBasic, Commonwealth officials might be required to take administrative action to redistribute funds in a manner affecting other programs, including MAWD.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

III-1

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS.

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

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Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

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* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

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Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

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* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

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• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective on or about the Effective Date (March 13, 2012), each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by

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holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

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Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

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A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized

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Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to

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receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make

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payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS. To modify or terminate your participation in a service, call 1-800-DREYFUS. Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

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D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I or Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

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Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

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Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS.

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of

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shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when

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interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive

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dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to

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receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not

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receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a rating agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.

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Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have

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been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected

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from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the

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fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is

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purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest

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payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In August 2012 it was reported that FNMA and FHLMC had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government's commitment to ensure that FNMA and FHLMC have sufficient capital to meet their obligations is, however, unaffected by the downgrade. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain

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types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a

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principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective

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security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

"Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

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For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.

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If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality

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(e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after

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payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

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• Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

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Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such

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dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

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Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in

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accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

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The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt

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obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

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Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

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Exchange-Traded Funds (ETFs)

Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and

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related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's

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ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Manager has been registered as a "commodity trading adviser" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively.

As a result of recent amendments by the CFTC to its rules, certain funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the funds continue to claim the exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market restrictions described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO with respect to that fund. In addition, the fund's disclosure documents and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations. Compliance with these additional regulatory requirements may increase fund expenses.

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The CPO Funds no longer claim exclusions from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the National Futures Association and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On February 24, 2012, the CFTC proposed amendments to its regulations regarding the recordkeeping, reporting and disclosure requirements applicable to registered investment companies, such as the CPO Funds, in order to "harmonize" those CFTC regulations with certain SEC regulations (the "Harmonization Proposal"). The Manager and the CPO Funds will be subject to the CFTC's recordkeeping, reporting and disclosure requirements within 60 days following the effectiveness of final CFTC rule amendments implementing the Harmonization Proposal. As the Harmonization Proposal has not yet been finalized by the CFTC, the ability of the Manager and the CPO Funds to comply with those requirements, and the resulting impact on fund expenses, is uncertain. The Manager and the CPO Funds are continuing to analyze the potential effects of the Harmonization Proposal and, depending on the final CFTC regulations, may take various actions including restricting the type and use of commodity interests by the CPO Funds, to permit the CPO Funds to reclaim exclusions from the definition of CPO and avoid regulation by the CFTC.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

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A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

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Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to

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let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive

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payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

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Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an

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underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could

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result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain

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commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to

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interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value

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of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

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Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

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Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

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Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be

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purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

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Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender

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option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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Lending Portfolio Securities

See "Lending Portfolio Securities" above under "All Funds other than Money Market Funds."

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings.  A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions.  An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

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Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

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VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

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Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

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Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations.  The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt.  The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

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Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund)

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regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate. The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

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MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Geneva: Amy S. Croen, William A. Priebe and Linda J. Priebe

Hamon: Hamon Investment Management Holdings Limited, Hamon Investment Holdings Ltd., The Hamon Investment Group Pte Limited and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: Alhero LLC, Article I Family Trust under Harold J. Levy 2009 Irrevocable Trust dated 5/28/09 (Shari B. Levy Trustee), Article I Family Trust under David L. Cohen 2008 Irrevocable Trust dated 4/22/08 (Jay Cohen, Michael Greene & Jeffrey Elliott, Trustees), Arovid Associates LLC, David L. Cohen, Harold J. Levy and LLMD LLC

Kayne: Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

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Neuberger Berman: Lehman Brothers Holdings Inc., Neuberger Berman Group LLC, Neuberger Berman Holdings LLC and NBSH Acquisition, LLC

Nicholas: AEN, L.P., NIC LLC, Catherine Charlotte Nicholas Trust dated 9/15/94 (Catherine Charlotte Nicholas, Trustee), Catherine C. Somhegyi Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

Sarofim & Co.: The Sarofim Group, Inc. and Fayez S. Sarofim

TS&W: OM Group (UK) Limited, Old Mutual plc, Old Mutual (US) Holdings, Inc. and TS&W Investment GP LLC

Vulcan: C.T. Fitzpatrick

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating

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superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

Kayne. Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits. Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans. While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

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Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the

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equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge

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matches annually the employee's contribution in an amount equal to 100% of the elective deferrals up to 3% of each employee's compensation, and an additional 50% on deferrals on the next 2% of each employee's compensation.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals. With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers.  Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership,

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teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Vulcan. Vulcan's compensation structure includes the following components: base salary, bonus based on contribution to the research process, retirement plan, medical benefits and substantial ownership in the firm.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may

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change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.

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A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

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Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

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Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued at the forward rate obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

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Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a

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capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than

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25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize

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unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

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In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which

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declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to

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"pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

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Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

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As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

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Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2014, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year

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period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2014 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2014, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have provided for a phased-in implementation of these provisions.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax

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advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk

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Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

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Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services

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received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The

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distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds. With regard to voting proxies of foreign companies,

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Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and

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expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

Alcentra	Alcentra NY, LLC
AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee

III-99

Term	Meaning
in accordance with the agreement with the Distributor
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dreyfus Global Absolute Return Fund and Global Alpha Fund
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

III-100

Term	Meaning
General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
King	King Investment Advisors, Inc.
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion

III-101

Term	Meaning
of bond counsel to the issuer, exempt from federal income tax
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC

III-102

Term	Meaning
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests all or substantially all of its investable assets
Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Vulcan	Vulcan Value Partners, LLC
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-103

GENERAL MONEY MARKET FUND, INC.

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits

_______ _______

  (a) (1) Registrant’s Articles of Incorporation, Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (1) (a), (1) (b), and (1) (c), respectively, to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on March 29, 1995 ("Post-Effective Amendment No. 19").

  (a) (2) Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a) (2) and (a) (3), respectively, to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on March 29, 2000 ("Post-Effective Amendment No. 33").

  (a) (3) Articles Supplementary are incorporated by reference to Exhibit (a) (3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on March 27, 2009.

 (b) Registrant’s Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 to Registrant's Form N-SAR, filed on July 27, 2011.

(d) Management Agreement is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 28, 2005.

  (e) (1) Amended and Restated Distribution Agreement is incorporated by reference to Exhibit (e) (1) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2011 ("Post-Effective Amendment No. 44").

  (e) (2) Forms of Service Agreements, Shareholder Services Plan Agreements and Distribution Plan Agreements are incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 33.

  (e) (3) Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e) (3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed on March 30, 2007 ("Post-Effective Amendment No. 39").

  (g) (1) Custody Agreement is incorporated by reference to Exhibit (g) (1) to Post-Effective Amendment No. 44.

  (g) (2) Form of Subcustodial Undertaking in Connection with Master Repurchase Agreement is incorporated by reference to Exhibit (g) (2) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on March 29, 2010 ("Post-Effective Amendment No. 43").

(h) (1) Shareholder Services Plan with respect to Class A is incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 18 to the Registration Statement

on Form N-1A, filed on January 30, 1995 ("Post-Effective Amendment No. 18"). Shareholder Services Plan with respect to Class B is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(h) (2)  Form of Amended and Restated Transfer Agency Agreement.*

(i) Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (10) to Post-Effective Amendment No. 19.

(j) Consent of Independent Registered Public Accounting Firm.*

(m) (1) Rule 12b-1 Service Plan, as amended, (Class A) is incorporated by reference to Exhibit (m) (1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on March 29, 2000.

(m) (2) Distribution Plan (Class B) is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 18.

(n) Rule 18f-3 Plan, as amended, is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 39.

(p) (1) Code of Ethics adopted by the Registrant, Registrant’s Adviser and Registrant’s Distributor is.*

(p) (2) Code of Ethics for the Nonmanagement Board Members of the Dreyfus Family

  of Funds is incorporated by reference to Exhibit (p) (2) to Post-Effective

  Amendment No. 43.

Other Exhibits

(a)  Power of Attorney of the Directors and Officers.*

(b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) to Post-Effective Amendment No. 43.

____________

*Filed herewith.

Item 29.  Persons Controlled by or under Common Control with Registrant

  Not Applicable.

Item 30. Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.

   Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 1.10 of the Distribution Agreement, which is incorporated by reference to Exhibit (e) (1) of Post-Effective Amendment No.44.

Item 31.  Business and Other Connections of Investment Adviser

_______ ______________________________________________

    The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Cynthia Fryer Steer Director	None

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Joseph Fuschillo Executive Vice President - Intermediary Distribution	American Independence Financial New York, N.Y.	Senior Managing Director	7/10 – 2/12

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present
	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	1/09 – 8/10 1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 – Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Managing Director	7/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 - Present 10/06 - 7/09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94105.

****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.

6.	Dreyfus Bond Funds, Inc.
7.	Dreyfus Cash Management

8.	Dreyfus Funds, Inc.
9.	The Dreyfus Fund Incorporated
10.	Dreyfus Government Cash Management Funds
11.	Dreyfus Growth and Income Fund, Inc.
12.	Dreyfus Index Funds, Inc.
13.	Dreyfus Institutional Cash Advantage Funds
14.	Dreyfus Institutional Preferred Money Market Funds
15.	Dreyfus Institutional Reserves Funds
16.	Dreyfus Intermediate Municipal Bond Fund, Inc.
17.	Dreyfus International Funds, Inc.
18.	Dreyfus Investment Funds
19.	Dreyfus Investment Grade Funds, Inc.
20.	Dreyfus Investment Portfolios
21.	The Dreyfus/Laurel Funds, Inc.
22.	The Dreyfus/Laurel Funds Trust
23.	The Dreyfus/Laurel Tax-Free Municipal Funds

24.	Dreyfus Liquid Assets, Inc.
25.	Dreyfus Manager Funds I
26.	Dreyfus Manager Funds II

27.	Dreyfus Midcap Index Fund, Inc.
28.	Dreyfus Money Market Instruments, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus Municipal Money Market Fund, Inc.
33.	Dreyfus New Jersey Municipal Bond Fund, Inc.
34.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
35.	Dreyfus New York AMT-Free Municipal Bond Fund
36.	Dreyfus New York AMT-Free Municipal Money Market Fund
37.	Dreyfus New York Municipal Cash Management
38.	Dreyfus New York Tax Exempt Bond Fund, Inc.
39.	Dreyfus Opportunity Funds

40.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
41.	Dreyfus Premier GNMA Fund, Inc.
42.	Dreyfus Premier Investment Funds, Inc.
43.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
44.	Dreyfus Premier Worldwide Growth Fund, Inc.
45.	Dreyfus Research Growth Fund, Inc.
46.	Dreyfus State Municipal Bond Funds
47.	Dreyfus Stock Funds
48.	Dreyfus Short-Intermediate Government Fund
49.	The Dreyfus Socially Responsible Growth Fund, Inc.

50.	Dreyfus Stock Index Fund, Inc.
51.	Dreyfus Tax Exempt Cash Management Funds
52.	The Dreyfus Third Century Fund, Inc.
53.	Dreyfus Treasury & Agency Cash Management
54.	Dreyfus Treasury Prime Cash Management
55.	Dreyfus U.S. Treasury Intermediate Term Fund
56.	Dreyfus U.S. Treasury Long Term Fund
57.	Dreyfus 100% U.S. Treasury Money Market Fund
58.	Dreyfus Variable Investment Fund
59.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
60.	General California Municipal Money Market Fund
61.	General Government Securities Money Market Funds, Inc.
62.	General Money Market Fund, Inc.
63.	General Municipal Money Market Funds, Inc.
64.	General New York Municipal Money Market Fund
65.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant

Ken Bradle**	Chief Executive Officer, President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None

Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None

William H. Maresca**	Executive Vice President and Director	None

Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Christopher D. O'Connor*	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President

Bill E. Sappington*	Executive Vice President and Director	None

Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None

Mercedes Katz**	Senior Vice President	None

Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Kathleen DeNicholas*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer

Matthew D. Connolly*	Vice President and Anti-Money Laundering Officer	None

Maria Georgopoulos*	Vice President – Facilities Management	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None

Donna M. Impagliazzo**	Vice President – Compliance	None

Anthony Nunez*	Vice President – Finance	None
Claudine Orloski***	Vice President – Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None

James Windels******	Vice President	Treasurer

James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.

*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.

******	Principal business address is 101 Barclay Street, New York 10286.

*******	Principal business address is 2 Hanson Place, Brooklyn, New York 11217

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, MA 01581

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, General Money Market Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of March, 2012.

General Money Market Fund, Inc.

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	3/28/12
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	3/28/12
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	3/28/12
Joseph S. DiMartino
/s/ Clifford L. Alexander*	Board Member	3/28/12
Clifford L. Alexander

/s/ Francine J. Bovich*	Board Member	3/28/12
Francine J. Bovich

/s/ Peggy C. Davis*	Board Member	3/28/12
Peggy C. Davis
/s/ Diane Dunst*	Board Member	3/28/12
Diane Dunst

/s/ Robin A. Melvin*	Board Member	3/28/12
Robin A. Melvin

/s/ Nathan Leventhal*	Board Member	3/28/12
Nathan Leventhal

*BY:	/s/ Janette E. Farragher
Janette E. Farragher Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(h) (2) Amendment to Amended and Restated Transfer Agency Agreement

(j) Consent of Independent Registered Public Accounting Firm